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IBM Notice of 2017 Annual Meeting and Proxy Statement

International Business Machines Corporation

Armonk, New York 10504

March 13, 2017

DEAR STOCKHOLDERS:

You are cordially invited to attend the Annual Meeting of Stockholders on Tuesday, April 25, 2017 at 10 a.m., at the Tampa Marriott Waterside Hotel & Marina, Tampa, Florida.

We are pleased to present to you our nominees for the Board of Directors. Ms. Joan E. Spero is not a nominee for election, and her term on the Board will end in April. We are very grateful to her for her many valuable contributions and will miss her participation.

At this year’s Annual Meeting, you will once again be asked to provide an advisory vote on executive compensation, as well as on the frequency of the advisory vote on executive compensation, which is required to be voted on every six years. The Board’s recommendations on these items are set forth in the proposal, and your support is important.

Stockholders of record can vote their shares by using the Internet or the telephone. Instructions for using these convenient services are set forth on the proxy card or the notice of Internet availability of proxy materials. If you received your materials by mail, you also may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. If you will need special assistance at the meeting because of a disability, please contact the Office of the Secretary, International Business Machines Corporation, 1 New Orchard Road, Armonk, NY 10504.

Very truly yours,

Virginia M. Rometty

Chairman of the Board

YOUR VOTE IS IMPORTANT.

Please vote by using the Internet, the telephone,

or by signing, dating, and returning a proxy card.

NOTICE OF MEETING

The Annual Meeting of Stockholders of International Business Machines Corporation will be held on Tuesday, April 25, 2017 at 10 a.m., at the Tampa Marriott Waterside Hotel & Marina, 700 South Florida Avenue, Tampa, Florida 33602. The items of business are:

1.         Election of directors proposed by IBM’s Board of Directors for a term of one year, as set forth in this Proxy Statement.

2.         Ratification of the appointment of PricewaterhouseCoopers LLP as IBM’s independent registered public accounting firm.

3.         Advisory Vote on Executive Compensation.

4.         Advisory Vote regarding Frequency of Advisory Vote on Executive Compensation.

5.         Three stockholder proposals if properly presented at the meeting.

These items are more fully described in the following pages, which are a part of this Notice.

Christina M. Montgomery

Vice President and Secretary

This Proxy Statement, the proxy card, or the notice of Internet availability of proxy materials, as applicable, are being distributed beginning on or about March 13, 2017 to all stockholders entitled to vote. The IBM 2016 Annual Report, which includes consolidated financial statements, is being provided with this Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on April 25, 2017: The Proxy Statement and the Annual Report to Stockholders are available at www.ibm.com/investor/material/.

Websites throughout this Proxy Statement are provided for reference only. Websites referred to herein are not incorporated by reference into this Proxy Statement.

IBM Notice of 2017 Annual Meeting and Proxy Statement

International Business Machines Corporation

TABLE OF CONTENTS

General Information:
• IBM Board of Directors

1. Election of Directors for a Term of One Year

• Corporate Governance
• Committees of the Board
• Certain Transactions and Relationships
• Certain Information about Insurance and Indemnification
• 2016 Director Compensation
• Section 16(a) Beneficial Ownership Reporting Compliance
• Ownership of Securities

Executive Compensation:
2016 Report of the Executive Compensation and Management Resources Committee of the Board of Directors
2016 Compensation Discussion and Analysis
2016 Summary Compensation
2016 Grants of Plan-Based Awards
2016 Outstanding Equity Awards at Fiscal Year-End
2016 Option Exercises and Stock Vested
2016 Retention Plan
2016 Pension Benefits
2016 Nonqualified Deferred Compensation
2016 Potential Payments Upon Termination

Report of the Audit Committee of the Board of Directors

Audit and Non-Audit Fees

2. Ratification of Appointment of Independent Registered Public Accounting Firm

3. Advisory Vote on Executive Compensation

4. Frequency of Advisory Vote on Executive Compensation

5. Stockholder Proposal on Lobbying Disclosure

6. Stockholder Proposal on Special Shareowner Meetings

7. Stockholder Proposal to Adopt a Proxy Access By-law

Frequently Asked Questions

APPENDIX A — Non-GAAP Financial Information and Reconciliation

GENERAL INFORMATION

IBM BOARD OF DIRECTORS

IBM’s Board of Directors is responsible for supervision of the overall affairs of IBM. To assist it in carrying out its duties, the Board has delegated certain authority to several committees. Following the Annual Meeting in 2017, the Board will consist of 13 directors. In the interim between Annual Meetings, the Board has the authority under the by-laws to increase or decrease the size of the Board and to fill vacancies. The Board held nine meetings during 2016. The Board and the Directors and Corporate Governance Committee recognize the importance of director attendance at Board and committee meetings. In 2016, overall attendance at Board and committee meetings was over 96%. Attendance was at least 75% for each director. Information about Board attendance at IBM’s 2016 Annual Meeting of Stockholders and IBM’s policy with regard to Board members’ attendance at annual meetings of stockholders is available at http://www.ibm.com/investor/governance/director-attendance-at-annual-meeting.html?subtabs=open.

IBM’s Board of Directors has long adhered to governance principles designed to assure the continued vitality of the Board and excellence in the execution of its duties. Since 1994, the Board has had in place a set of governance guidelines reflecting these principles, including the Board’s policy of requiring a majority of the Board to be comprised of independent directors, the importance of equity compensation to align the interests of directors and stockholders, and regularly scheduled executive sessions, including sessions of non-management directors without members of management. An executive session with independent directors is held at least once a year, and the non-management directors met in executive session eight times in 2016. The IBM Board Corporate Governance Guidelines reflect IBM’s principles on corporate governance matters. These guidelines are available at
http://www.ibm.com/investor/governance/corporate-governance-guidelines.html?subtabs=open.

The Directors and Corporate Governance Committee is responsible for leading the search for qualified individuals for election as directors to ensure the Board has the right mix of skills, expertise and background. The Board believes that the following attributes are key to ensuring the continued vitality of the Board and excellence in the execution of its duties: experience as a leader of a business, firm or institution; mature and practical judgment; the ability to comprehend and analyze complex matters; effective interpersonal and communication skills; and strong character and integrity. Each of IBM’s directors has these attributes. In identifying potential director candidates, the Committee and the Board also focus on ensuring that the Board reflects a diversity of experiences, backgrounds and individuals.

The IBM Board is composed of a diverse group of members, all leaders in their respective fields. Many of the current directors have leadership experience at major domestic and international companies with operations inside and outside the United States, as well as experience on other companies’ boards, which provides an understanding of different business processes, challenges and strategies. Other directors have experience as presidents of significant academic, research and philanthropic institutions, which brings unique perspectives to the Board. Further, IBM’s directors also have other experience that makes them valuable members, such as prior public policy or regulatory experience that provides insight into issues faced by companies.

The Directors and Corporate Governance Committee and the Board believe that the above-mentioned attributes, along with the leadership skills and other experiences of its Board members described below, provide IBM with the perspectives and judgment necessary to guide IBM’s strategies and monitor their execution.

1.         ELECTION OF DIRECTORS FOR A TERM OF ONE YEAR

The Board proposes the election of the following directors of IBM for a term of one year. Below is information about each nominee, including biographical data for at least the past five years. If one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors.

Director since: 1998

KENNETH I. CHENAULT

Chairman and Chief Executive Officer, American Express Company, a financial services company

Qualifications:

•        Global business, technology and information management experience as chairman and chief executive officer of American Express Company

•        U.S. Government service (member of the President’s Council on Jobs and Competitiveness)

•        Affiliation with leading business and public policy association (member of the executive committee of the Business Roundtable)

•        Experience as a university trustee

•        Outside board experience as a director of The Procter & Gamble Company

Mr. Chenault, 65, joined American Express in 1981 and was named president of the U.S. division of American Express Travel Related Services Company, Inc. in 1993, vice chairman of American Express Company in 1995, president and chief operating officer in 1997 and chairman and chief executive officer in 2001. He is a director of The Procter & Gamble Company.

Director since: 2005 IBM Presiding Director

MICHAEL L. ESKEW

Retired Chairman and Chief Executive Officer, United Parcel Service, Inc., a provider of specialized transportation and logistics services

Committees: Chair, Audit; Executive

Qualifications:

•        Global business experience as former chairman and chief executive officer of United Parcel Service, Inc.

•        Outside board experience as a director of Allstate Corporation, Eli Lilly and Company and 3M Company

•        Chairman of a charitable organization

Mr. Eskew, 67, is IBM’s Presiding Director. Mr. Eskew joined United Parcel Service in 1972. He was named corporate vice president for industrial engineering in 1994, group vice president for engineering in 1996, executive vice president in 1999, vice chairman in 2000, and he was chairman and chief executive officer from 2002 until his retirement at the end of 2007. Mr. Eskew remained on the board of United Parcel Service until the end of 2014. He is a director of Allstate Corporation, Eli Lilly and Company and 3M Company. In addition, he is chairman of the Annie E. Casey Foundation.

Director since: 2012

DAVID N. FARR

Chairman and Chief Executive Officer, Emerson Electric Co., a diversified manufacturing and technology company

Committees: Audit

Qualifications:

•        Global business experience as chairman and chief executive officer of Emerson Electric Co.

•        Affiliation with leading business and public policy association (director of the US-China Business Council)

•        Outside board experience as former director of Delphi Corporation

Mr. Farr, 62, joined Emerson in 1981 and subsequently held various executive positions. He was named senior executive vice president and chief operating officer in 1999, chief executive officer in 2000 and chairman and chief executive officer in 2004. Mr. Farr was named chairman, president and chief executive officer in 2005 and chairman and chief executive officer in 2010. He is chairman of the National Association of Manufacturers and a director of the US-China Business Council.

Director since: 2016

MARK FIELDS

President and Chief Executive Officer, Ford Motor Company, a global automotive and mobility company

Committees: Directors and Corporate Governance

Qualifications:

•        Global business experience as president and chief executive officer of Ford Motor Company

•        Affiliation with leading business and public policy association (chairman of the US-China Business Council)

•        Technology and innovation experience pursuing emerging opportunities through Ford’s business model expansion into mobility

Mr. Fields, 56, joined Ford in 1989 and subsequently held various executive positions in the company. He was named vice president, president and chief executive officer, Mazda Motor Corporation in 1999, group vice president, chairman and chief executive officer, Premier Automotive Group in 2002 and executive vice president and chief executive, Premier Automotive Group and Ford of Europe in 2004. Mr. Fields was named executive vice president and president, The Americas in 2005, chief operating officer in 2012 and president and chief executive officer in 2014. He is also a director of Ford and chairman of the US-China Business Council.

Director since: 2014

ALEX GORSKY

Chairman and Chief Executive Officer, Johnson & Johnson, a global healthcare products company

Committees: Executive Compensation and Management Resources

Qualifications:

•        Global business experience as chairman and chief executive officer of Johnson & Johnson

•        Affiliation with leading business and public policy associations (member of the Business Roundtable and The Business Council)

Mr. Gorsky, 56, joined Johnson & Johnson in 1988. In 2001, he was appointed president of Janssen Pharmaceutical Inc., and in 2003 he was named company group chairman of the Johnson & Johnson pharmaceutical business in Europe, the Middle East and Africa. Mr. Gorsky left Johnson & Johnson in 2004 to join the Novartis Pharmaceuticals Corporation, where he served as head of the company’s pharmaceutical business in North America. Mr. Gorsky returned to Johnson & Johnson in 2008 as company group chairman for Ethicon. In early 2009, he was appointed worldwide chairman of the Surgical Care Group and member of the executive committee. In September 2009, he was appointed worldwide chairman of the Medical Devices and Diagnostics Group. Mr. Gorsky became vice chairman of the executive committee in January 2011. He was named chief executive officer and joined the board of directors in April 2012, and was named chairman in December 2012. Mr. Gorsky also serves on the boards of the Travis Manion Foundation, Congressional Medal of Honor Foundation, the National Academy Foundation and the Wharton Board of Overseers.

Director since: 2005

SHIRLEY ANN JACKSON

President, Rensselaer Polytechnic Institute, a leading science and technology university that brings technological innovation to the marketplace

Committees: Chair, Directors and Corporate Governance; Executive

Qualifications:

•        Leadership position as president of Rensselaer Polytechnic Institute

•        Industry and research experience as a theoretical physicist at the former AT&T Bell Laboratories

•        U.S. Government service (former chairman of the U.S. Nuclear Regulatory Commission and co-chair of the President’s Intelligence Advisory Board, former member of the International Security Advisory Board to the United States Secretary of State, and the President’s Council of Advisors on Science and Technology)

•        Regulatory experience (former member of the board of governors of the Financial Industry Regulatory Authority (FINRA))

•        Affiliation with leading business and public policy associations (member of the Council on Foreign Relations and former university vice chair of the Council on Competitiveness)

•        Outside board experience as a director of FedEx Corporation, Medtronic, Inc. and Public Service Enterprise Group Incorporated

•        Leadership and teaching positions at a research university

Dr. Jackson, 70, was a theoretical physicist at the former AT&T Bell Laboratories from 1976 to 1991, professor of theoretical physics at Rutgers University from 1991 to 1995, and chairman of the U.S. Nuclear Regulatory Commission from 1995 until she assumed her current position of president of Rensselaer Polytechnic Institute in 1999. Dr. Jackson is a director of FedEx Corporation, Medtronic, Inc. and Public Service Enterprise Group Incorporated. She has been co-chair of the President’s Intelligence Advisory Board and a member of the International Security Advisory Board to the United States Secretary of State. Dr. Jackson is a fellow of the Royal Academy of Engineering (U.K.), the American Academy of Arts and Sciences, an honorary trustee of the Brookings Institution and a past president of the American Association for the Advancement of Science. She is a board member of the Council on Foreign Relations, and a member of the National Academy of Engineering, the American Philosophical Society and the Board of Regents of the Smithsonian Institution. Additionally, during the past five years, she served as a director of Marathon Oil Corporation.

Director since: 2010

ANDREW N. LIVERIS

Chairman and Chief Executive Officer, The Dow Chemical Company, a materials, polymer, chemicals and biological sciences enterprise

Committees: Executive Compensation and Management Resources

Qualifications:

•        Global business experience as chairman, president and chief executive officer of The Dow Chemical Company

•        U.S. and international government service (chairman of the President’s American Manufacturing Committee, member of the Australian government’s Industry Growth Centres Advisory Committee, and Thailand’s Board of Investment, former service on the President’s Export Council and as co-chair of the President’s Advanced Manufacturing Partnership)

•        Affiliation with leading business and public policy associations (vice chairman of the executive committee of the Business Roundtable and executive committee member and former chairman of The Business Council)

•        Experience as a university trustee

Mr. Liveris, 62, joined Dow in 1976 and subsequently held various executive positions, including vice president of specialty chemicals from 1998 to 2000, business group president for performance chemicals from 2000 to 2003, and president and chief operating officer from 2003 to 2004. Mr. Liveris was named president and chief executive officer of Dow in 2004 and chairman in 2006. In 2016 he transitioned the president role and continues as chairman and chief executive officer. Mr. Liveris serves as chairman of the President’s American Manufacturing Committee, vice chairman of the Executive Committee of the Business Roundtable, and an Executive Committee member and former chairman of The Business Council. He formerly served as co-chair of the President’s Advanced Manufacturing Partnership and a member of the President’s Export Council. Mr. Liveris is also a trustee of the Herbert H. & Grace A. Dow Foundation, the California Institute of Technology and the United States Council for International Business (USCIB).

Director since: 2009

W. JAMES MCNERNEY, JR.

Retired Chairman and Chief Executive Officer, The Boeing Company, an aerospace company and manufacturer of commercial airplanes and defense, space and security systems

Committees: Executive Compensation and Management Resources

Qualifications:

•        Global business experience as former chairman and chief executive officer of The Boeing Company

•        Manufacturing and technology experience as former chairman and chief executive officer of 3M Company and senior executive of General Electric Company

•        U.S. Government service (former chairman of the President’s Export Council)

•        Affiliation with leading business and public policy association (member and former chairman of the executive committee of the Business Roundtable)

•        Outside board experience as a director of The Procter & Gamble Company

•        Experience as a university trustee

Mr. McNerney, 67, joined Boeing as chairman and chief executive officer in 2005. In 2015 he stepped down as chief executive officer and remained chairman until his retirement in 2016. Mr. McNerney also served as president of Boeing from 2005 through 2013. Beginning in 1982, he served in management positions at General Electric Company, including as president and chief executive officer of GE Aircraft Engines from 1997 to 2000. From 2001 to 2005, he served as chairman and chief executive officer of 3M Company. Mr. McNerney is a former chairman of the President’s Export Council. He is also a director of The Procter & Gamble Company.

Director since: 2016

HUTHAM S. OLAYAN

President and Chief Executive Officer, Olayan America, and Principal, Director and Senior Executive, The Olayan Group, a private family-owned multinational enterprise that is a diversified global investor and an operator of industrial and commercial businesses in the Middle East

Committees: Directors and Corporate Governance

Qualifications:

•        Global business experience as president and chief executive officer, Olayan America

•        Affiliation with leading business and public policy associations (member of the Council on Foreign Relations, the Peterson Institute for International Economics and the Carnegie Middle East Center)

•        Outside board experience as a director of Morgan Stanley

•        Experience as a university trustee

Ms. Olayan, 63, has been a principal director and officer since 1981 of Olayan Investments Company Establishment, the parent company of The Olayan Group. Ms. Olayan is a director of Morgan Stanley. She has previously served as a director of Thermo Electron Corporation. She is also a member of the Executive Advisory Board of General Atlantic. She serves on the boards of the American University of Beirut, the MasterCard Foundation, the Memorial Sloan-Kettering Cancer Center and the Peterson Institute for International Economics. Ms. Olayan is also a member of the Council on Foreign Relations and international advisory bodies affiliated with the Belfer Center for Science and International Affairs of Harvard University and the Carnegie Middle East Center.

Director since: 2006

JAMES W. OWENS

Retired Chairman and Chief Executive Officer, Caterpillar Inc., a manufacturer of construction and mining equipment, diesel and natural gas engines and industrial gas turbines

Committees: Audit

Qualifications:

•        Global business experience as former chairman and chief executive officer of Caterpillar Inc.

•        Experience as a former senior advisor at KKR & Co. L.P., a global asset management company

•        U.S. Government service (former member of the President’s Economic Recovery Advisory Board)

•        Affiliation with leading business and public policy associations (chairman of the executive committee of the Peterson Institute for International Economics, former director of the Council on Foreign Relations and former chairman of The Business Council)

•        Outside board experience as a director of Alcoa Inc. and Morgan Stanley

•        Experience as a university trustee

Mr. Owens, 71, joined Caterpillar in 1972 as a corporate economist and subsequently held various management positions, including chief financial officer. He was named group president in 1995 and vice chairman in 2003. Mr. Owens served as chairman and chief executive officer of Caterpillar from 2004 until his retirement in 2010. He is a director of Alcoa Inc. and Morgan Stanley. Mr. Owens is chairman of the executive committee of the Peterson Institute for International Economics, chairman of the board of trustees at North Carolina State University and was a member of the President’s Economic Recovery Advisory Board.

Director since: 2012

VIRGINIA M. ROMETTY

Chairman, President and Chief Executive Officer, IBM

Committees: Chair, Executive

Qualifications:

•        Global business experience as chairman, president and chief executive officer of IBM

•        Affiliation with leading business and public policy associations (member of the Business Roundtable, the Council on Foreign Relations and the Peterson Institute for International Economics)

•        U.S. Government service (member of the President’s Export Council)

•        Experience as a university trustee

Mrs. Rometty, 59, joined IBM in 1981. She was elected senior vice president of Global Business Services in 2005, senior vice president of Sales and Distribution in 2009, senior vice president and group executive of Sales, Marketing and Strategy in 2010, president and chief executive officer of IBM in early 2012 and chairman in late 2012. She is a member of the Business Roundtable, the Council on Foreign Relations, the President’s Export Council, the Board of Trustees of Northwestern University and the Board of Overseers and Managers of Memorial Sloan-Kettering Cancer Center.

Director since: 2001

SIDNEY TAUREL

Chairman, Pearson plc, a provider of digital education products and services

Committees: Chair, Executive Compensation and Management Resources; Executive

Qualifications:

•        Global business experience as chairman of Pearson plc and former chairman and chief executive officer of Eli Lilly and Company

•        Private equity management and investment banking experience as former senior advisor of Capital Royalty L.P. and senior advisor of Moelis & Company

•        U.S. Government service (former member of the Homeland Security Advisory Council, the President’s Export Council and the Advisory Committee for Trade Policy and Negotiations)

•        Affiliation with leading business association (graduate member of The Business Council)

•        Outside board experience as a director of McGraw Hill Financial, Inc.

•        Member of a university oversight board

Mr. Taurel, 68, joined Eli Lilly in 1971 and held management positions in the company’s operations in South America and Europe. He was named president of Eli Lilly International Corporation in 1986, executive vice president of the Pharmaceutical Division in 1991, executive vice president of Eli Lilly and Company in 1993, and president and chief operating officer in 1996. He was named chief executive officer of Eli Lilly and Company in 1998 and chairman in 1999. Mr. Taurel retired as chief executive officer in early 2008 and as chairman in late 2008. He is chairman of Pearson plc. He is also a member of the Board of Overseers of the Columbia Business School, a graduate member of The Business Council and a trustee of the Indianapolis Museum of Art. Additionally, during the past five years, he was a director of McGraw Hill Financial, Inc.

Director since: 2015

PETER R. VOSER

Chairman, ABB Ltd., a global group of power and automation companies

Committees: Audit

Qualifications:

•        Global business experience as chairman of ABB Ltd. and former chief executive officer of Royal Dutch Shell plc

•        Affiliation with leading business and public policy associations (former member of the European Round Table of Industrialists and a former member of The Business Council)

•        Outside board experience as a director of Roche Holding Limited and Temasek

Mr. Voser, 58, joined Shell in 1982 and held a variety of finance and business roles including chief financial officer of Oil Products. In 2002, he joined the Asea Brown Boveri (ABB) Group of Companies as chief financial officer and a member of the ABB Group executive committee. Mr. Voser returned to Shell in 2004 becoming a managing director of The Shell Transport and Trading Company, p.l.c. and chief financial officer of the Royal Dutch/Shell Group. He was appointed chief executive officer of Royal Dutch Shell plc in 2009 and held that position until his retirement in late 2013. Mr. Voser was named chairman of ABB Ltd. in 2015. He is chairman of Catalyst and a director of Roche Holding Limited and Temasek. Mr. Voser is also active in a number of international and bilateral organizations.

CORPORATE GOVERNANCE

Under the IBM Board Corporate Governance Guidelines, the Directors and Corporate Governance Committee and the full Board annually review the financial and other relationships between the non-management directors and IBM as part of the annual assessment of director independence. The Directors and Corporate Governance Committee makes recommendations to the Board about the independence of non-management directors, and the Board determines whether those directors are independent. The independence criteria established by the Board in accordance with New York Stock Exchange (NYSE) requirements and used by the Directors and Corporate Governance Committee and the Board in their assessment of the independence of directors is available at http://www.ibm.com/investor/governance/director-independence-standards.html. Applying those standards for the non-management directors in 2016, including those not standing for election, the Committee and the Board have determined that each of the following directors has met the independence standards: A.J.P. Belda, W.R. Brody, K.I. Chenault, M.L. Eskew, D.N. Farr, M. Fields, A. Gorsky, S.A. Jackson, A.N. Liveris, W.J. McNerney, Jr., H.S. Olayan, J.W. Owens, J.E. Spero, S. Taurel and P.R. Voser. Mr. Eskew’s son is employed by IBM and is not an executive officer. He was hired over a year before Mr. Eskew joined IBM’s Board, and his compensation and other terms of employment are determined on a basis consistent with IBM’s human resources policies. Based on the foregoing, the Board has determined that this relationship does not preclude a finding of independence for Mr. Eskew.

As noted below, the Directors and Corporate Governance Committee is responsible for the continuing review of the governance structure of the Board, and for recommending to the Board those structures and practices best suited to IBM and its stockholders. The Committee and the Board recognize that different structures may be appropriate under different circumstances. Mrs. Rometty serves as IBM’s Chairman and CEO and Mr. Eskew serves as Presiding Director, a structure which the Directors and Corporate Governance Committee and the Board believe is in the best interests of IBM and its stockholders. The Presiding Director has the following responsibilities:

•        preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•        serve as liaison between the Chairman and the independent directors;

•        approve information sent to the Board;

•        approve meeting agendas for the Board;

•        approve meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•        have authority to call meetings of the independent directors; and

•        if requested by major stockholders, ensure that he or she is available, as necessary after discussions with the Chairman and Chief Executive Officer, for consultation and direct communication.

Additionally, on occasion, the Presiding Director attends other committee meetings in addition to the committee he chairs.

The Directors and Corporate Governance Committee and the Board as a whole believe that this leadership structure provides IBM with the benefits of combining the leadership role of Chairman and CEO, while also recognizing the unique strengths and capabilities of IBM’s Board members. An independent Presiding Director with these clearly defined duties and responsibilities further enhances the contributions of IBM’s independent directors, which have been and continue to be substantial. Mr. Eskew, the Presiding Director, has significant global business, leadership and oversight experience as the former chairman and chief executive officer of United Parcel Service, Inc., the current chairman of the Annie E. Casey Foundation, and a board member of Allstate Corporation, Eli Lilly and Company and 3M Company.

In recent years, much attention has been given to the subject of risk and how companies assess and manage risks across the enterprise. At IBM, we believe that innovation and leadership are impossible without taking risks. We also recognize that imprudent acceptance of risk or the failure to appropriately identify and mitigate risks could be destructive of stockholder value. Senior management is responsible for assessing and managing IBM’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. IBM has developed a consistent, systemic and integrated approach to risk management to help determine how best to identify, manage and mitigate significant risks throughout IBM. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing IBM’s approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of their responsibilities. The Audit Committee periodically reviews IBM’s enterprise management framework, including IBM’s enterprise risk management processes. In addition, an overall review of risk is inherent in the Board’s consideration of IBM’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters. The Board’s role in risk oversight of IBM is consistent with IBM’s leadership structure, with the CEO and other members of senior management having responsibility for assessing and managing IBM’s risk exposure, and the Board and its committees providing oversight in connection with those efforts.

The process by which stockholders and other interested parties may communicate with the Board or non-management directors of IBM is available at http://www.ibm.com/investor/governance/contact-the-board.html?subtabs=open.

COMMITTEES OF THE BOARD

Executive
		Directors and	Compensation
		Corporate	and Management
Name	Audit	Governance	Resources	Executive
M.L. Eskew	Chair			X
D.N. Farr	X
M. Fields		X
A. Gorsky			X
S.A. Jackson		Chair		X
A.N. Liveris			X
W.J. McNerney, Jr.			X
H.S. Olayan		X
J.W. Owens	X
V.M. Rometty				Chair
J.E. Spero*	X
S. Taurel			Chair	X
P.R. Voser	X

* As noted above, Ms. Spero is not a nominee for election, and her term on the Board will end in April.

Audit Committee

The Audit Committee is responsible for reviewing reports of IBM’s financial results, audits, internal controls and adherence to IBM’s Business Conduct Guidelines in compliance with applicable laws and regulations, including federal procurement requirements. The Committee selects the independent registered public accounting firm and reviews its selection with the Board. At the beginning of each year, the Audit Committee approves the proposed services to be provided by the accounting firm during the year. In addition, the Audit Committee chair pursuant to authority delegated by the Audit Committee may approve engagements that are outside the scope of the services and fees approved by the Committee which are later presented to the Committee. The Committee also reviews the procedures of the independent registered public accounting firm for ensuring its independence with respect to the services performed for IBM.

Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board, the standards of the Securities and Exchange Commission (SEC) and the NYSE. The Board has determined that Mr. Eskew qualifies as an Audit Committee Financial Expert as defined by the rules of the SEC. The Committee held six meetings in 2016. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/governance/audit-committee-charter.html. The Business Conduct Guidelines (BCGs) are IBM’s code of ethics for directors, executive officers and employees. Any amendment to, or waiver of, the BCGs that applies to our directors or executive officers may be made only by the IBM Board or a Board committee and would be disclosed on IBM’s website. The BCGs are available at http://www.ibm.com/investor/governance/business-conduct-guidelines.html?subtabs=open.

Directors and Corporate Governance Committee

The Directors and Corporate Governance Committee is devoted primarily to the continuing review and articulation of the governance structure of the Board of Directors. As discussed above, the Committee is responsible for recommending qualified candidates to the Board for election as directors of IBM, including the slate of directors that the Board proposes for election by stockholders at the Annual Meeting. The Committee recommends candidates based on their business or professional experience, the diversity of their background, and their talents and perspectives. The Committee identifies candidates through a variety of means, including information the Committee requests from time to time from the Secretary of IBM, recommendations from members of the Committee and the Board, suggestions from IBM management, including the CEO and, from time to time, a third-party search firm. Any formal invitation to a director candidate is authorized by the full Board. The Committee also considers candidates recommended by stockholders. Stockholders wishing to recommend director candidates for consideration by the Committee may do so by writing to the Secretary of IBM, giving the recommended candidate’s name, biographical data and qualifications.

The Committee also advises and makes recommendations to the Board on all matters concerning directorship practices, and on the function and duties of the committees of the Board. In addition, the Committee makes recommendations to the Board on compensation for non-management directors. The Committee currently retains Frederic W. Cook & Co., Inc. (FW Cook) to assess trends and developments in director compensation practices and to compare IBM’s practices against them. The Committee uses the analysis prepared by the consultant as part of its periodic review of IBM’s director compensation practices. Other than services provided to IBM’s Directors and Corporate Governance Committee and IBM’s Executive Compensation and Management Resources Committee, FW Cook does not perform any other work for IBM. The Committee determined that FW Cook is free of conflicts of interest. The Committee is responsible for reviewing and considering IBM’s position and practices on significant issues of corporate public responsibility, such as workforce diversity, protection of the environment and philanthropic contributions, and it reviews and considers stockholder proposals, including those dealing with issues of public and social interest. Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by the Board. The Committee held three meetings in 2016. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/governance/director-and-corporate-governance.html.

Executive Compensation and Management Resources Committee

The Executive Compensation and Management Resources Committee has responsibility for defining and articulating IBM’s overall executive compensation philosophy, and administering and approving all elements of compensation for elected corporate officers.

The Committee approves, by direct action or through delegation, participation in and all awards, grants and related actions under IBM’s various equity plans, reviews changes in IBM’s pension plans primarily affecting corporate officers, and manages the operation and administration of the IBM Supplemental Executive Retention Plan. The Committee has the direct responsibility to review and approve the corporate goals and objectives relevant to the Chairman and CEO’s compensation, evaluate her performance in light of those goals and objectives and, together with the other independent directors, determine and approve the Chairman and CEO’s compensation level based on this evaluation. The Committee also has responsibility for reviewing IBM’s management resources programs and for recommending qualified candidates to the Board for election as officers. The Committee reviews the compensation structure for IBM’s officers and provides oversight of management’s decisions regarding performance and compensation of other employees. In addition, the Committee monitors compliance of stock ownership guidelines. All equity awards for employees other than senior management are approved by senior management, pursuant to a series of delegations that were approved by the Committee, and the grants made under these delegations are reviewed periodically with the Committee.

The chair of the Committee works directly with the Committee’s compensation consultant to provide a decision-making framework for use in making a recommendation for the Chairman and CEO’s total compensation. In addition, IBM’s Chairman and CEO and the IBM Senior Vice President of Human Resources (SVP HR) review the self-assessments of the Senior Vice Presidents and evaluate the information, along with comparisons to market compensation levels for cash compensation and total direct compensation, potential for future roles within IBM and total compensation levels relative to internal peers before and after any recommendations. Following this in-depth review, and in consultation with the SVP HR, the Chairman and CEO makes compensation recommendations to the Committee based on her evaluation of each senior executive’s performance and expectations for the coming year.

The Committee has the sole authority to retain consultants and advisors as it may deem appropriate in its discretion, and the Committee has the sole authority to approve related fees and other retention terms. The Committee retains Frederic W. Cook & Co., Inc. (FW Cook) as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. FW Cook reports directly to the Compensation Committee Chairman and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments, and preparation of related reports. Other than services provided to IBM’s Executive Compensation and Management Resources Committee and IBM’s Directors and Corporate Governance Committee, FW Cook does not perform any other work for IBM, and the work done by them for the Committee is documented in a formal agreement executed by FW Cook and the Committee. See Section 1 of the 2016 Compensation Discussion and Analysis for additional information about the Committee’s consultant.

The Committee reports to stockholders as required by the SEC (see 2016 Report of the Executive Compensation and Management Resources Committee of the Board of Directors below). Members of the Committee are non-management directors who, in the opinion of the Board, satisfy the independence criteria established by applicable regulations and by the Board. Committee members are not eligible to participate in any of the plans or programs that the Committee administers. The Committee held six meetings in 2016. The IBM Board of Directors has adopted a written charter for the Committee, which is available at http://www.ibm.com/investor/governance/executive-compensation-and-management-resources.html.

Compensation Committee Interlocks and Insider Participation

Messrs. Gorsky, Liveris, McNerney and Taurel served as members of the Executive Compensation and Management Resources Committee in 2016. All members of the Committee were independent directors, and no member was an employee or former employee of IBM. During 2016, none of our executive officers served on the compensation committee or board of directors of another entity whose executive officer served on our Executive Compensation and Management Resources Committee or Board. Therefore, there is no relationship that requires disclosure as a Compensation Committee interlock.

Executive Committee

The Executive Committee is empowered to act for the full Board in intervals between Board meetings, with the exception of certain matters that by law may not be delegated. The Committee meets as necessary, and all actions by the Committee are reported at the next Board of Directors meeting. The Committee did not meet in 2016.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

Under IBM’s written related person transactions policy, information about transactions involving related persons is assessed by the independent directors on IBM’s Board. Related persons include IBM directors and executive officers, as well as immediate family members of directors and officers, and beneficial owners of more than five percent of IBM’s common stock. If the determination is made that a related person has a material interest in any IBM transaction, then IBM’s independent directors would review, approve or ratify it, and the transaction would be required to be disclosed in accordance with the SEC rules. If the related person at issue is a director of IBM, or a family member of a director, then that director would not participate in those discussions. In general, IBM is of the view that the following transactions with related persons are not significant to investors because they take place under IBM’s standard policies and procedures: the sale or purchase of products or services in the ordinary course of business and on an arm’s-length basis; the employment by IBM where the compensation and other terms of employment are determined on a basis consistent with IBM’s human resources policies; and any grants or contributions made by IBM under one of its grant programs and in accordance with IBM’s corporate contributions guidelines.

From time to time, IBM may have employees who are related to our executive officers or directors. As noted in the discussion above on “General Information — Board of Directors,” Mr. Eskew’s son is employed by IBM. He is an executive of IBM (not an executive officer). In addition, a brother-in-law of Mrs. V.M. Rometty (Chairman and CEO), the wife of Mr. M. Jetter (Senior Vice President, IBM Global Technology Services), and the wife of Mr. R.F. Del Bene (Vice President and Controller) are employed as executives of IBM. The wife of Mr. R.J. Picciano (Senior Vice President, IBM Cognitive Systems), a daughter of Mr. Del Bene, and a brother of Dr. J.E. Kelly III (Senior Vice President, IBM Cognitive Solutions and IBM Research) are also employed by IBM in non-executive positions. None of the above-referenced family member employees are executive officers of IBM. Each employee mentioned above received compensation in 2016 between $120,000 and $850,000. Additionally, in 2016, the above-referenced family members of Mrs. Rometty and Messrs. Eskew and Jetter, as well as the wife of Mr. Del Bene, each received equity grants. The compensation, equity grants and other terms of employment of each of the family member employees noted above are determined on a basis consistent with IBM’s human resources policies.

CERTAIN INFORMATION ABOUT INSURANCE AND INDEMNIFICATION

IBM has renewed its directors and officers indemnification insurance coverage. This insurance covers directors and officers individually where exposures exist other than those for which IBM is able to provide indemnification. This coverage runs from June 30, 2016 through June 30, 2017, at a total cost of approximately $5.4 million. The primary carrier is XL Specialty Insurance Company.

2016 DIRECTOR COMPENSATION NARRATIVE

Annual Retainer: In 2016, non-management directors received an annual retainer of $300,000. Chairs of the Directors and Corporate Governance Committee and the Executive Compensation and Management Resources Committee received an additional annual retainer of $20,000 and the chair of the Audit Committee received an additional annual retainer of $25,000. The retainer for the Presiding Director position is a total of $50,000, inclusive of any committee chair retainer received. For 2016, Mr. Eskew, the Presiding Director and the chair of the Audit Committee, received $25,000 for the Presiding Director role and $25,000 for the Audit Committee chair role.

Under the IBM Deferred Compensation and Equity Award Plan (DCEAP), 60% of the total annual retainer is required to be deferred and paid in Promised Fee Shares (PFS). Each PFS is equal in value to one share of IBM’s common stock. When a cash dividend is paid on IBM’s common stock, each director’s PFS account is credited with additional PFS reflecting a dividend equivalent payment. With respect to the payment of the remaining 40% of the annual retainer, directors may elect one or any combination of the following: (a) deferral into PFS, (b) deferral into an interest-bearing cash account, and/or (c) receipt of cash payments on a quarterly basis during service as a Board member. IBM does not pay above-market or preferential earnings on compensation deferred by directors. Under the IBM Board Corporate Governance Guidelines, within five years of initial election to the Board, non-management directors are expected to have stock-based holdings in IBM equal in value to five times the annual retainer initially payable to such director. Stock-based holdings mean (i) IBM shares owned personally or by members of the immediate family sharing the same household, and (ii) DCEAP PFS.

Payout under the DCEAP: Upon a director’s retirement or other completion of service as a director (a) all amounts deferred as PFS are payable, at the director’s choice, in either cash and/or shares of IBM’s common stock, and (b) amounts deferred into the interest-bearing cash account are payable in cash. Payouts may be made in either (a) a lump sum payment as soon as practicable after the date on which the director ceases to be a member of the Board, (b) a lump sum payment paid in February of the calendar year immediately following the calendar year in which the director ceases to be a member of the Board, or (c) between two and ten annual installments, each paid beginning in February following the calendar year in which the director ceases to be a member of the Board. If a director elects to receive PFS in cash, the payout of PFS is valued using the closing price of IBM common stock on the NYSE as follows: for payouts made in an immediate lump sum, IBM stock will be valued on the date on which the director ceases to be a member of the Board and for lump sum payments made in February of the calendar year immediately following the calendar year of separation or for installment payouts, IBM common stock will be valued on the last business day of the January preceding such February payment.

IBM’s Matching Grants Program: Non-management directors are eligible to participate in IBM’s Matching Grants Program on the same basis as IBM’s employees based in the United States. Under this program, IBM will provide specified matches in cash or equipment in connection with a director’s eligible contributions to approved educational institutions, medical facilities and cultural or environmental institutions. IBM matches eligible contributions in cash on a 1-to-1 basis and in equipment on a 2-to-1 basis. Each director is eligible for a Company match on total gifts up to $10,000 per calendar year. Amounts shown in the 2016 Director Compensation Table for matching grants may be in excess of $10,000 because such amounts include Company contributions on gifts that were made by directors in previous years.

2016 DIRECTOR COMPENSATION TABLE

Fees Earned or Paid in Cash (column (b)): Amounts shown in this column reflect the annual retainer paid to each director as described above. A director receives a pro-rated amount of the annual retainer for service on the Board and, if applicable, as Presiding Director or a committee chair, based on the portion of the year the director served.

All Other Compensation (column (c)): Amounts shown in this column represent:

•        Dividend equivalent payments on PFS accounts under the DCEAP as described above.

•        Group Life Insurance premiums paid by IBM on behalf of the directors.

•        Value of the contributions made by IBM under IBM’s Matching Grants Program as described above.

		All Other
	Fees Earned or	Compensation
Name	Paid in Cash ($)	($)(1)	Total ($)
(a)	(b)	(c)	(d)
A.J.P. Belda(2)	$96,667	$2,090,250	$2,186,917
W.R. Brody(3)	96,667	1,785,498	1,882,165
K.I. Chenault	300,000	145,961	445,961
M.L. Eskew	350,000	123,580	473,580
D.N. Farr	300,000	33,369	333,369
M. Fields(4)	250,000	2,849	252,849
A. Gorsky	300,000	18,397	318,397
S.A. Jackson	320,000	115,716	435,716
A.N. Liveris	300,000	67,667	367,667
W.J. McNerney, Jr.	300,000	66,719	366,719
H.S. Olayan	300,000	4,268	304,268
J.W. Owens	300,000	86,831	386,831
J.E. Spero	300,000	140,837	440,837
S. Taurel	320,000	145,805	465,805
P. Voser	300,000	15,515	315,515

(1)    Amounts in this column include the following: for Mr. Belda: $2,090,210 of earned compensation and dividend reinvestments which had been previously deferred under the DCEAP since his election to the Board in 2008 and paid to him after his term on Board ended in 2016, which amount includes $37,882 of dividend equivalent payments earned in 2016 on PFS, and does not include the retainer earned in 2016; for Dr. Brody: $1,785,458 of earned compensation and dividend reinvestments which had been previously deferred under the DCEAP since his election to the Board in 2007 and paid to him after his term on Board ended in 2016, which amount includes $43,417 of dividend equivalent payments earned in 2016 on PFS, and does not include the retainer earned in 2016; for Mr. Chenault: $145,842 of dividend equivalent payments on PFS; for Mr. Eskew: $123,462 of dividend equivalent payments on PFS; for Mr. Farr: $23,250 of dividend equivalent payments on PFS and $10,000 contributed by IBM under the Matching Grants Program; for Mr. Gorsky: $18,279 of dividend equivalent payments on PFS; for Dr. Jackson: $110,598 of dividend equivalent payments on PFS; for Mr. Liveris: $57,548 of dividend equivalent payments on PFS and $10,000 contributed by IBM under the Matching Grants Program; for Mr. McNerney: $61,600 of dividend equivalent payments on PFS; for Mr. Owens: $86,712 of dividend equivalent payments on PFS; for Ms. Spero: $120,718 of dividend equivalent payments on PFS and $20,000 contributed by IBM under the Matching Grants Program; for Mr. Taurel: $143,186 of dividend equivalent payments on PFS; for Mr. Voser: $15,396 of dividend equivalent payments on PFS.

(2)    After Mr. Belda’s term on the Board ended in April 2016, Mr. Belda was paid the amount shown in column (b) plus the amount shown for him as earned compensation and dividend reinvestments in footnote (1) above.

(3)    After Dr. Brody’s term on the Board ended in April 2016, Dr. Brody was paid the amount shown in column (b) plus the amount shown for him as earned compensation and dividend reinvestments in footnote (1) above. The amount in column (b) does not include the value of 4,209 shares, for which Dr. Brody previously elected to defer payment.

(4)    Mr. Fields joined the Board in March 2016.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

IBM believes that all reports for IBM’s executive officers and directors that were required to be filed under Section 16 of the Securities Exchange Act of 1934 were timely filed.

Ownership of Securities

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following sets forth information as to any person known to IBM to be the beneficial owner of more than five percent of IBM’s common stock as of December 31, 2016.

	Number of
	Shares
	Beneficially	Percent
Name and Address	Owned	of Class
Warren E. Buffett(1)	81,241,303	8.5%
Berkshire Hathaway Inc.(1)
3555 Farnam Street
Omaha, NE 68131

National Indemnity Company(1)
1314 Douglas Street
Omaha, NE 68102

The Vanguard Group(2)	57,862,237	6.08%
100 Vanguard Boulevard
Malvern, PA 19355

BlackRock, Inc.(3)	52,221,600	5.5%
55 East 52nd Street
New York, NY 10022

State Street Corporation(4)	51,025,648	5.37%
State Street Financial Center
One Lincoln Street
Boston, MA 02111

(1)

Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 15, 2017 by Warren E. Buffett, Berkshire Hathaway Inc., National Indemnity Company, together with relevant subsidiaries and members of the filing group. Warren E. Buffett reported that he had sole voting and dispositive power over 9,000 shares beneficially owned and shared voting power over 81,232,303 shares beneficially owned. Each of the other members of the filing group reported that it had shared voting and dispositive power over the shares it beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(2)

Based on the Schedule 13G filed with the Securities and Exchange Commission on February 13, 2017 by The Vanguard Group and certain subsidiaries (Vanguard). Vanguard reported that it had sole voting power over 1,375,277 shares, shared voting power over 175,870 shares and sole and shared dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(3)

Based on the Schedule 13G filed with the Securities and Exchange Commission on January 25, 2017 by BlackRock, Inc. and certain subsidiaries (BlackRock). BlackRock reported that it had sole voting power over 44,062,404 shares and sole dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

(4)

Based on the Schedule 13G filed with the Securities and Exchange Commission on February 7, 2017 by State Street Corporation and certain subsidiaries (State Street). State Street reported that it had shared voting and dispositive power over all shares beneficially owned. The Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership. The Schedule 13G states that the shares were acquired and are held in the ordinary course of business and were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of IBM.

COMMON STOCK AND STOCK-BASED HOLDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the beneficial ownership of shares of IBM’s common stock as of December 31, 2016 by IBM’s current directors and nominees, the executive officers named in the 2016 Summary Compensation Table, and such directors and all of IBM’s executive officers as of December 31, 2016 as a group. Also shown are shares over which the named person could have acquired voting power or investment power within 60 days after December 31, 2016. Voting power includes the power to direct the voting of shares held, and investment power includes the power to direct the disposition of shares held.

				Acquirable within 60 days
						Directors’
	Common		Stock-based	Options		DCEAP
Name	Stock(1)		Holdings(2)	and RSUs(3)		Shares(4)
K.I. Chenault	8,268	(5)	8,268	0		28,264
E. Clementi	19,547		75,415	12,579		N/A
M.L. Eskew	0		0	0		24,301
D.N. Farr	4,908		4,908	0		5,020
M. Fields	400		400	0		1,600
A. Gorsky	0		0	0		4,564
S.A. Jackson	0		0	0		21,794
M. Jetter	1,007	(6)	63,371	12,579		N/A
J.E. Kelly III	61,518	(7)	144,161	0		N/A
A.N. Liveris	0		0	0		11,860
W.J. McNerney, Jr.	0		0	0		12,613
H.S. Olayan	0		0	0		1,939
J.W. Owens	3,282	(8)	3,282	0		16,811
V.M. Rometty	189,747		266,104	0		N/A
M.J. Schroeter	21,188		99,656	25,835		N/A
J.E. Spero	1,000		1,000	0		26,596
S. Taurel	19,487		19,487	0		27,849
P.R. Voser	0		0	0		4,029
Directors and executive officers as a group	582,008	(9)	1,613,510	196,269	(9)	184,240	(9)

(1)    This column is comprised of shares of IBM common stock beneficially owned by the named person. Unless otherwise noted, voting power and investment power in the shares are exercisable solely by the named person, and none of the shares are pledged as security by the named person. Standard brokerage accounts may include nonnegotiable provisions regarding set-offs or similar rights. This column includes 78,328 shares in which voting and investment power are shared. The directors and officers included in the table disclaim beneficial ownership of shares beneficially owned by family members who reside in their households. The shares are reported in such cases on the presumption that the individual may share voting and/or investment power because of the family relationship. The shares reported in this column do not include 167,980 shares held by the IBM Personal Pension Plan Trust Fund, over which the members of the IBM Retirement Plans Committee, a management committee presently consisting of certain executive officers of IBM, have voting power, as well as the right to acquire investment power by withdrawing authority now delegated to various investment managers.

(2)    For executive officers, this column is comprised of the shares shown in the “Common Stock” column and, as applicable, all restricted stock units including retention restricted stock units, officer contributions into the IBM Stock Fund under the IBM Excess 401(k) Plus Plan, and Company contributions into the IBM Stock Fund under the Excess 401(k) Plus Plan. Some of these restricted stock units may have been deferred under the Excess 401(k) Plus Plan in accordance with elections made prior to January 1, 2008, and they will be distributed to the executive officers after termination of employment as described in the 2016 Nonqualified Deferred Compensation Narrative.

(3)    For executive officers, this column is comprised of (i) shares that can be purchased under an IBM stock option plan within 60 days after December 31, 2016, and (ii) RSU awards that vest within 60 days after December 31, 2016.

(4)    Promised Fee Shares earned and accrued under the IBM Deferred Compensation and Equity Award Plan (DCEAP) as of December 31, 2016, including dividend equivalents credited with respect to such shares. Upon a director’s retirement, these shares are payable in cash or stock at the director’s choice (see 2016 Director Compensation Narrative for additional information).

(5)    Includes 1,619 shares in which voting and investment power are shared.

(6)    Includes 692 shares in which voting and investment power are shared.

(7)    Includes 24,702 shares in which voting and investment power are shared.

(8)    Voting and investment power are shared.

(9)    The total of these three columns represents less than 1% of IBM’s outstanding shares, and no individual’s beneficial holdings totaled more than 1/10 of 1% of IBM’s outstanding shares.

EXECUTIVE COMPENSATION

2016 REPORT OF THE EXECUTIVE COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

Set out below is the Compensation Discussion and Analysis, which is a discussion of IBM’s executive compensation programs and policies written from the perspective of how we and management view and use such programs and policies. Given the Committee’s role in providing oversight to the design of those programs and policies, and in making specific compensation decisions for senior executives using those policies and programs, the Committee participated in the preparation of the Compensation Discussion and Analysis, reviewing successive drafts of the document and discussing those with management. The Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement. We join with management in welcoming readers to examine our pay practices and in affirming the commitment of these pay practices to the long-term interests of stockholders.

Alex Gorsky

Andrew N. Liveris

W. James McNerney, Jr.

Sidney Taurel (chair)

2016 Compensation Discussion and Analysis

EXECUTIVE SUMMARY

In 2016, IBM emerged as the recognized cognitive solutions and cloud platform company — the result of a multi-year transformation of the business portfolio. IBM reinvented its core hardware, software, and services franchises, while investing to create new ones such as IBM Cloud, IBM Analytics, IBM Security, and the Watson businesses. A strong foundation is now in place.

Specific highlights of performance include:

•        Generated revenue of $79.9 billion and GAAP net income from continuing operations of $11.9 billion (operating non-GAAP net income of $13.0 billion).

•        Delivered GAAP gross margin of 48%, reflecting the investments made in acquisitions and our as-a-Service business.

•        Achieved GAAP diluted earnings per share from continuing operations of $12.39 and (operating non-GAAP diluted earnings per share of $13.59).

•        Generated $17.0 billion in cash from operations and $11.6 billion in free cash flow, with a strong realization rate of 97% of GAAP net income, while continuing our investment in research & development and capital expenditures.

•        Executed 15 acquisitions with total spend of nearly $6 billion to strengthen our cognitive, cloud and industry capabilities.

•        Maintained IBM’s industry-leading position in cloud with revenue of $13.7 billion, up 35% year over year. We exited the year with a cloud as-a-Service run rate of $8.6 billion, up 61%.

•        Scaled Strategic Imperatives — cloud, analytics, mobile, security and social — up 13% year over year and contributing 41% of IBM’s revenue. Revenue from analytics increased 9% and mobile, security and social collectively increased 19%.

•        Continued momentum in our high-value businesses providing world-class innovation to our clients. Software Solutions grew 5%, Technology Services and Cloud Platforms grew 1% and our total Software revenue was flat at actual rates, returning to growth at constant currency.

Our compensation strategy supports IBM’s emergence as the cognitive solutions and cloud platform company. It is designed to ensure that executives balance short-term objectives against long-term priorities, to align executive and stockholder interests, and to attract and retain the leadership needed to deliver strong results. Pay decisions were made in the context of our financial performance relative to our goals, while taking into account the transformation made in the Company’s portfolio and the steps taken to strengthen IBM’s position for the future.

For 2016, at target, 69% of Mrs. Rometty’s pay was at risk and subject to attainment of specific performance goals, excluding the one-time premium-priced option award described below:

For 2016 performance, the Board approved an annual incentive payment of $4.95 million for Mrs. Rometty, which represented 99% of target. The payout level considered significant progress in the implementation of IBM’s strategy, with continued growth in Strategic Imperatives, momentum in cognitive, and the creation of new businesses in health care, Internet of Things, and financial regulatory compliance, including several sizeable acquisitions. In addition, the Committee noted significant continued increases in employee engagement, and major steps taken to realign workforce skills and strengthen senior management. Taking into consideration the actual salary, annual incentive payout and long-term incentive award for the period 2014–2016, Mrs. Rometty earned 54% of her annual total target compensation in 2016.

For 2017, the independent members of the Board made no change to Mrs. Rometty’s base salary, target annual incentive or annual long-term incentive award value, relative to 2016.

As disclosed last year in the 2016 Proxy Statement, the Board granted Mrs. Rometty a one-time award of 1.5 million nonqualified stock options that vest three years from the date of grant, are exercisable in four equal tranches at premium prices of 105%, 110%, 115% and 125% of the fair market value of IBM common stock on the date of grant, and expire 10 years from the date of grant.

This premium-priced stock option award demonstrates the Board’s strong confidence in Mrs. Rometty’s leadership of IBM and the momentum of its strategic direction as well as the Board’s desire to ensure her continued service through a critical period in IBM’s multi-year transformation, align her compensation closely with increases in shareholder value over the long-term, and, when combined with her ongoing compensation, deliver a market-competitive performance-based total compensation opportunity.

While one-time stock grants are prevalent in our industry for leaders navigating companies through extraordinary periods of transformation, this grant is unique in several ways. First, it is an option grant with value being derived only when incremental value is created for shareholders. Second, its premium-priced mechanism serves to increase even further the incremental value shareholders must receive relative to a typical option grant in which the exercise price is set at fair market value on the date of grant. This performance-sensitive design ensures that Mrs. Rometty is only compensated if there has been significant appreciation in shareholder value after the time of vesting. Each of the four tranches will expire valueless if the IBM stock price fails to appreciate to the levels described above, thereby ensuring that realized compensation, if any, is tied to the successful business transformation being led by Mrs. Rometty. The Board believes that the transformation is a defining moment not only for IBM, but also for the industry, and this grant reflects that significance and delivers value if, and only if, successful.

Note: In an effort to provide additional and useful information regarding IBM’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), this Compensation Discussion and Analysis and Proxy Statement contains certain non-GAAP financial measures on a continuing operations basis, including software revenue at constant currency, operating earnings per share, free cash flow and operating (non-GAAP) earnings. For reconciliation and rationale for management’s use of this non-GAAP information refer to Appendix A — “Non-GAAP Financial Information and Reconciliations”.

Stockholder Engagement

IBM continually reviews its corporate governance and executive compensation structure. As part of this review, it is IBM’s longstanding practice for our executives to meet with a significant number of our largest investors to solicit their feedback on a variety of topics. In 2016, IBM once again engaged with over 100 institutional investors.

IBM considered the results of the management Say on Pay proposal presented to the stockholders for approval in 2016. In light of the support the proposal received, IBM’s compensation policies and decisions, explained in detail in this Compensation Discussion and Analysis, continue to be focused on long-term financial performance to drive stockholder value. IBM provides an advisory vote on executive compensation (Say on Pay) on an annual basis. The table below highlights practices that IBM embraces in support of our pay-for-performance philosophy:

What We Do	What We Don’t Do

    Tie a significant portion of pay to company performance

    Mitigate risk taking by emphasizing long-term equity incentives, placing caps on potential payments, and maintaining robust clawback provisions

    Require significant share ownership by the Chairman and CEO and Senior Vice Presidents

    Utilize noncompetition and nonsolicitation agreements

No individual severance or change-in-control agreements for executive officers

No excise tax gross-ups

No dividend equivalents on unearned RSUs/PSUs

No hedging/pledging of IBM stock

No stock option repricing, exchanges or options granted below market value

No guaranteed incentive payouts

No accelerated vesting of equity awards for executive officers

No above-market returns on deferred compensation plans

SECTION 1: EXECUTIVE COMPENSATION PROGRAM DESIGN

Trust and personal responsibility in all relationships — relationships with clients, partners, communities, fellow IBMers, and investors — is a core value at IBM. As a part of maintaining this trust, we well understand the need for our investors — not only professional fund managers and institutional investor groups, but also millions of individual investors — to know how and why compensation decisions are made.

To that end, IBM’s executive compensation practices are designed specifically to meet five key objectives:

•        Ensure that the interests of IBM’s leaders are closely aligned with those of our investors by varying compensation based on both long-term and annual business results and delivering a large portion of the total pay opportunity in IBM stock;

•        Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time;

•        Attract and retain the highly qualified senior leaders needed to drive a global enterprise to succeed in today’s highly competitive marketplace;

•        Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking; and

•        Differentiate rewards to reflect individual and team performance.

The specific elements of IBM’s U.S. executive compensation programs are:

Type	Component	Key Characteristics
Current Year Performance	Salary	Salary is a market-competitive, fixed level of compensation.

Annual Incentive

At target, annual incentive provides a market-competitive total cash opportunity. Actual annual incentive payments are driven by business performance against financial metrics and individual performance, with top performers typically earning the greatest payouts and the lowest performers earning no incentive payouts.

Long-Term Incentive Plan	Performance Share Units (PSUs)

Equity awards are typically made annually and may be made in PSUs, RSUs or a combination thereof. Equity grants are based on the level of the executive and individual performance. Lower performers do not receive equity grants. For PSUs, the number of units granted is adjusted at the end of the three-year performance period based on IBM’s performance against predetermined targets for operating earnings per share and free cash flow. RSUs vest over time, typically over one to four years.

Restricted Stock Units (RSUs)

Retention	Stock-Based Grants & Cash Awards

Periodically, the Compensation Committee and/or the Chairman and CEO reviews outstanding stock-based awards for key executives. Depending on individual performance and the competitive environment for senior executive leadership talent, awards may be made in the form of restricted stock units, premium-priced stock options or cash for certain executives. Retention Restricted Stock Unit (RRSU) vesting periods typically range from two to five years. Cash awards have a clawback if an executive leaves IBM before a specified date. Premium-priced stock options may have varying exercise prices.

Supplemental Executive Retention Plan (closed)

In 1995, IBM created a plan in the U.S. to help retain, for their full careers, the caliber of senior leaders needed to turn IBM around, preserve its long-term viability, and position it for growth in the future. To discourage these leaders from joining competitors, their benefits under this retention plan would be forfeited if they left IBM prior to age 60. The plan was closed to new participants in 2004 and future accruals under the plan stopped on December 31, 2007.

Pension & Savings Plans	Pension Plans (closed)

In the U.S. accruals under the pension plans stopped on December 31, 2007. The amount of the pension benefit under these plans is based on pay and service as of such date and is determined by the same formulas for executives and non-executives.

Savings Plan

The money that U.S. executives save through the IBM 401(k) Plus Plan, as for all U.S. employees, is eligible for IBM match and automatic contributions. The 401(k) Plus Plan is the only tax-qualified retirement program available to IBM’s U.S. employees for future deferrals and employer contributions.

Deferred Savings Plan

IBM has a nonqualified deferred compensation plan established in accordance with U.S. Department of Labor and Internal Revenue Service guidelines to enable employees to defer compensation in excess of limits applicable to 401(k) plans. Employees are eligible for IBM match and automatic contributions similar to the 401(k) Plus Plan.

Other Compensation	Perquisites and Other Benefits	Perquisites are intended to ensure safety and productivity of executives. Perquisites include such things as annual physicals, transportation, financial planning, and personal security.

Senior Leadership Team — Personal Stake in IBM’s Future through Stock Ownership Requirements

Investors want the leaders of their companies to act like owners. That alignment, we believe, works best when senior leaders have meaningful portions of their personal holdings invested in the stock of their company. This is why IBM sets significant stock ownership requirements for IBM’s Chairman and CEO and Senior Vice Presidents. The following table illustrates which equity holdings count towards stock ownership requirements:

What Counts	What Does Not Count
IBM shares owned personally or by members of the immediate family sharing the same household	Unvested equity awards, including PSUs, RSUs and RRSUs

Holdings in the IBM Stock Fund of the 401(k) Plus Plan and the Excess 401(k) Plus Plan	Unexercised stock options

Shares of IBM stock deferred under the Excess 401(k) Plus Plan

The Chairman and CEO and Senior Vice Presidents are all required to own IBM shares or equivalents worth three times their individual total target cash compensation within five years of hire or promotion. Unlike the majority of the Fortune 100 companies who establish ownership guidelines using a multiple of only base salary, IBM uses a multiple of base salary plus target annual incentive. This ensures that meaningful ownership levels are accumulated based on each executive’s annual cash compensation opportunity. As of December 31, 2016, as a group, the Chairman and CEO and Senior Vice Presidents owned shares or equivalents valued at over $129 million; in fact, as of that date, this group held, on average, 140% of the amount of IBM shares or equivalents that IBM requires.

Setting Performance Targets for Incentive Compensation

Compensation of our senior leaders is linked with IBM’s performance against core business metrics. These metrics and their weightings are aligned with IBM’s financial and strategic objectives and are designed to appropriately balance short- and long-term goals. Targets are set for both the annual and long-term incentive programs at aggressive levels each year. These targets, individually and together, are designed to be challenging to attain and are consistent with our financial model shared with investors each year. As part of IBM’s ongoing management system, targets are evaluated to ensure they do not encourage an inappropriate amount of risk taking.

For 2016, IBM continued to measure five key financial metrics:

*Net Cash from Operating Activities, excluding Global Financing receivables

Strategic Imperatives revenue supports IBM’s portfolio shift into a cognitive solutions and cloud platform company that will deliver the highest-value opportunities for our clients and shareholders. Operating net income and operating EPS best measure our operational success as a high-value company. Both free cash flow and operating cash flow are important measures of IBM’s ability to reinvest and return value to our shareholders. We believe that these metrics best align the interests of management with shareholders.

IBM shares its financial model each year with investors in the context of its long-term strategy. As such, the financial model is clearly communicated to investors, and our performance targets are based on this model. IBM competes for client business, talent and investment opportunities in a highly dynamic and competitive marketplace. Therefore, we do not disclose specific targets within the annual and long-term plans because such disclosure could disadvantage IBM competitively and impair the Company’s ability to execute our strategic plans. For example, disclosure of our free cash flow targets would provide insight into timing of large capital investments. In addition, IBM has a specific acquisition and divestiture strategy that could be negatively impacted if the specific targets were disclosed.

While we do not disclose specific targets for competitive reasons, the difficulty and rigor of these targets is apparent in our payouts. Since becoming CEO, Mrs. Rometty’s annual incentive payout has ranged from 0% to 108% and Performance Share Unit payouts have ranged from 32% to 113% during that same period. We also describe annual performance in our discussion of named executive officer compensation decisions. Finally, outlined below is a description of the specific metrics and weightings for the Annual Incentive and the Performance Share Unit Programs.

Annual Incentive Program

IBM sets business objectives at the beginning of each year which are approved by the Board of Directors. These objectives translate to targets for IBM and for each business unit for purposes of determining the target funding of the Annual Incentive Program. Performance against business objectives determines the actual total funding pool for the year which can vary from 0% to 200% of total target incentives for all executives. Each year the Compensation Committee and the Board of Directors review IBM’s annual business objectives and set the metrics and weightings for the annual program reflecting current business priorities. The metrics and weightings for 2016 and 2017 are listed below.

2016 and 2017 Weighting
Financial Metric	in Overall Score
Operating Net Income	40%
Strategic Imperatives Revenue	20%
Operating Cash Flow	40%

At the end of the year, performance for IBM is assessed against these predetermined financial targets. The performance results against these targets may be adjusted for extraordinary events if deemed appropriate by the Chairman and CEO and Compensation Committee. This adjustment can be either up or down. For example, adjustments are usually made for large divestitures and acquisitions. In addition, the Chairman and CEO can recommend an adjustment, up or down, based on factors beyond IBM’s financial performance, for example, client experience, market share growth and workforce development. Taking such matters into account for 2016, no such adjustment was made. The Compensation Committee reviews the financial scoring and qualitative adjustments and approves the Annual Incentive Program funding level. Once the total pool funding level has been approved, a lower-performing executive will receive as little as zero payout and the most exceptional performers are capped at three times their individual target incentive (payouts at this level are rare and only possible when IBM’s performance has also been exceptional).

For 2016, IBM’s Annual Incentive Program’s financial performance score was slightly below par. Strategic Imperatives revenue, operating net income, and operating cash flow attainment fell slightly below target.

Performance Share Unit Program

For Performance Share Units, the two metrics are operating EPS and free cash flow. The targets for the Performance Share Unit program are set at the beginning of each three-year performance period, taking into account IBM’s financial model shared with investors and the annual budget as approved by the Board, including the impact our share buyback program has on operating EPS. In addition, for Performance Share Unit awards starting in 2016 and beyond, the Committee has determined that actual operating EPS results will be adjusted to remove the impact of any difference between the actual share count and the budgeted share count. This method formalizes the Committee’s longstanding intention of not having unplanned share repurchase practices affect executive compensation. Additionally, the scoring for the Performance Share Unit Program takes into account extraordinary events. For example, in 2014 and 2015, operating EPS reflected the impact of the Microelectronics divestiture. At the end of the three years, the score is calculated based on results against the predetermined targets, with the following weights:

2016 and 2017 Weighting
Financial Metric	in Overall Score
Operating Earnings Per Share	70%
Free Cash Flow	30%

The Compensation Committee approves the determination of actual performance relative to pre-established targets, and the number of Performance Share Units is adjusted up or down based on the approved actual performance from 0% to 150%. There is no discretionary adjustment to the Performance Share Unit program score.

For the Performance Share Units granted in 2014, the final performance score was well below par. Both operating EPS and free cash flow for the three-year period (2014–2016) were below target.

SECTION 2: HOW AND WHY COMPENSATION DECISIONS ARE MADE

At any level, compensation reflects an employee’s value to the business — market value of skills, individual contribution and business results. To be sure we appropriately assess the value of senior executives, IBM follows an evaluation process, described here in some detail:

1. Making Commitments

All IBM employees, including the Chairman and CEO and Senior Vice Presidents, develop goals, both qualitative and quantitative, they seek to achieve in a particular year in support of the business. Beginning in 2016, IBM adopted a more nimble and real-time approach to managing employee performance. Employee’s performance goals are discussed with each individual’s manager regularly and updated as necessary throughout the year. The Chairman and CEO’s performance goals are reviewed directly by the Board of Directors. As part of this process, many factors are considered, including an understanding of the business risks associated with the performance goals.

2. Determining Compensation for the Chairman and CEO — Research, Recommendations and Review

The chair of the Compensation Committee works directly with the Committee’s compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook), to provide a decision-making framework for use by the Committee in determining incentive plan payouts and setting target compensation opportunities for the Chairman and CEO. This framework considers the Chairman and CEO’s self-assessment of performance against commitments in the year, both qualitative and quantitative, and also considers progress against strategic objectives, an analysis of IBM’s total performance over a multi-year period, a competitive benchmark analysis, and other relevant information. The Committee considers all of this information in developing its recommendations, which are then presented to the independent members of the IBM Board of Directors for further review, discussion and final approval.

3. Determining Compensation for Senior Vice Presidents

Evaluation of Results by the Chairman and CEO

Employees at all levels, including executives, work with their managers throughout the year to evaluate their own results against their stated goals.

The self-assessments of the Senior Vice Presidents are reviewed by the Senior Vice President of Human Resources (SVP HR) and the Chairman and CEO, who evaluate the information, along with the following:

•        Comparisons to market compensation levels for cash compensation and total direct compensation;

•        Potential for future roles within IBM; and

•        Total compensation levels relative to internal peers before and after any recommendations.

Following this in-depth review and in consultation with the SVP HR, the Chairman and CEO makes compensation recommendations to the Compensation Committee based on an evaluation of each Senior Vice President’s performance and expectations for the coming year.

Evaluation of Results by the Compensation Committee

The Compensation Committee decides whether to approve or adjust the Chairman and CEO’s recommendations for the Senior Vice Presidents.

The Committee evaluates all of the factors considered by the Chairman and CEO and reviews compensation summaries that tally the dollar value of all compensation and related programs, including salary, annual incentive, long-term compensation, deferred compensation, retention payments and pension benefits. These summaries provide the Committee with an understanding of how their decisions affect other compensation elements and the impact that separation of employment or retirement will have.

4. Ensuring Competitive Pay — Approach to Benchmarking

IBM participates in several executive compensation surveys that provide general trend information and details on levels of salary, target annual incentives and long-term incentives, the relative mix of short- and long-term incentives, and mix of cash and stock-based pay. Given the battle for talent that exists in our industry, the benchmark companies that are used by the Compensation Committee to guide its decision making have included a broad range of key information technology companies, to help us identify trends in the industry. We also include companies outside our industry, with stature, size and complexity that approximate our own, in recognition of the fact that competition for senior management talent is not limited to our industry. The surveys and benchmark data are supplemented by input from the Compensation Committee’s outside consultant on factors such as recent market trends. The Committee reviews and approves this list annually.

The Compensation Committee re-examined the benchmark group for 2016 and determined that companies which meet the following criteria should be included in the 2016 benchmark group:

•        Companies in the technology industry with revenue that exceeds $15 billion, plus

•        Additional companies (up to two per industry if available) in industries other than technology, with revenue that exceeds $40 billion and that have a global complexity similar to IBM.

2016 Benchmark Group:

Accenture	EMC	Oracle
Amazon.com	ExxonMobil	PepsiCo
Apple	Ford	Pfizer
AT&T	General Electric	United
Boeing	Google	Technologies
Caterpillar	Hewlett-Packard	UPS
Chevron	Intel	Verizon
Cisco Systems	Johnson & Johnson	Xerox
Dow Chemical	Microsoft

For 2017 compensation decisions, the Committee approved the following benchmark group using the criteria above and reflecting changes in the corporate structure of certain competitors.

2017 Benchmark Group:

Accenture	Dow Chemical	Microsoft
Alphabet	ExxonMobil	Oracle
Amazon.com	Ford	PepsiCo
Apple	General Electric	Pfizer
AT&T	Hewlett-	United
Boeing	Packard Enterprises	Technologies
Caterpillar	HP Inc.	UPS
Chevron	Intel	Verizon
Cisco Systems	Johnson & Johnson	Xerox

The data from compensation surveys and related sources form the primary external view of the market. In consideration of size and complexity, IBM’s philosophy is to generally target the 50th percentile of the market for cash and total compensation. Owing to the size and scope of our business overall, some roles are compared to a size-adjusted market rate.

For individual compensation decisions, the benchmark information is used together with an internal view of longer-term potential, individual performance relative to other executives and recognizing that the skills and experience of our senior executives are highly sought after by other companies and, in particular, by IBM’s competitors. Because factors such as performance and retention, as well as size and complexity of the job role, are considered when compensation decisions are made, the cash and total compensation for an individual named executive officer may be higher or lower than the target reference point of the relevant benchmark group.

5. Compensation Committee Consultant

The Committee enters into a consulting agreement with its outside compensation consultant on an annual basis. The Committee has retained FW Cook as its compensation consultant to advise the Committee on market practices and specific IBM policies and programs. FW Cook reports directly to the Compensation Committee Chairman and takes direction from the Committee. The consultant’s work for the Committee includes data analyses, market assessments and preparation of related reports. From time to time, the Committee seeks the views of the consultant on items such as incentive program design and market practices. The work done by FW Cook for the Committee is documented in a formal agreement which is executed by the consultant and the Committee. FW Cook does not perform any other work for IBM, other than services provided to IBM’s Directors and Corporate Governance Committee. The Committee determined that there is no conflict of interest with regard to FW Cook.

The Compensation Committee made recommendations for Mrs. Rometty’s 2016 and 2017 compensation following the process and using the pay components described above.

2016 ANNUAL INCENTIVE DECISION FOR THE CHAIRMAN AND CEO

In addition to the overall IBM performance detailed in the Executive Summary, the Compensation Committee noted the following personal leadership achievements for Mrs. Rometty, all of which are clear sign posts of the successful business portfolio shift:

•        Directed investments to Strategic Imperatives — cloud, analytics, mobile, social and security — growing revenue to $33 billion. The Strategic Imperatives contributed 41% of IBM’s total revenue.

•        Established Watson as the premier artificial intelligence platform for business. Extended the reach of Watson on the IBM Cloud, open to millions of clients, developers, partners and users.

•        Expanded IBM’s cloud capabilities and broadened the ecosystem with over 50 cloud datacenters.

•        Launched the Watson Financial Services unit and entered the global regulatory compliance market, enabled by the acquisition of Promontory Financial Group. The newly launched unit brings clients an industry-specific combination of Watson, IBM Cloud, IBM Systems, blockchain, deep domain expertise and ecosystems of partners and developers.

•        Accelerated the creation of cognitive-driven value based solutions by acquiring Truven Health Analytics. IBM Watson Health is the world’s leading commercial healthcare technology platform, with solutions available to more than 200 million patients worldwide.

•        Established IBM as the global leader in applying blockchain technology to business, with more than 300 client projects underway.

•        Ranked #1 in patents for the 24th consecutive year, continuing our leadership in technology and innovation. IBM was the first company to exceed 8,000 patents in a year.

•        Drove significant productivity savings through work redesign and the deployment of cognitive solutions across IBM’s internal operations, and positioned IBM for future growth by realigning workforce skills with the new portfolio and strengthening all levels of management, including senior management.

•        Continued to build on employee engagement momentum, with increases across virtually all markets and business units.

For 2016 performance, the Board approved an annual incentive payment of $4.95 million for Mrs. Rometty, which represented 99% of her target opportunity. This payout considered her outstanding personal leadership through a landmark transformation and the significant growth in new business areas, balanced against underperformance in some other areas, such as Global Business Services. Taking into consideration the actual salary, actual annual incentive payout and actual long-term incentive award for the period 2014–2016, Mrs. Rometty earned 54% of her annual total target compensation in 2016.

2017 COMPENSATION DECISIONS FOR THE CHAIRMAN AND CEO

For 2017, the independent members of the Board made no change to Mrs. Rometty’s base salary or target annual incentive. She was granted an annual long-term incentive award valued at $13.3 million, flat compared to the prior year. This grant is comprised 65% of 2017–2019 Performance Share Units and 35% of Restricted Stock Units. For 2017, 69% of Mrs. Rometty’s annual total target compensation is tied to performance-based incentives.

2016 ANNUAL INCENTIVE DECISIONS FOR MR. SCHROETER, MR. JETTER, DR. KELLY AND MR. CLEMENTI

The Compensation Committee also made decisions for the following named executive officers, noting overall corporate performance as described in the Executive Summary and the following key points:

Martin J. Schroeter,

Senior Vice President and Chief Financial Officer

•        Shifted IBM’s spending profile to focus on Strategic Imperatives. Invested $15 billion across research & development, capital spending and 15 acquisitions, adding to our capabilities in the high-growth areas of cognitive and cloud with industry focus.

•        Returned $8.8 billion, or approximately 75% of free cash flow, to shareholders through $3.5 billion in gross share repurchases and $5.3 billion of dividends, with an increase in the quarterly dividend of 7.7%.

•        Implemented new segment reporting structure that aligns to IBM’s emergence as a cloud platform and cognitive solutions company.

Martin Jetter,

Senior Vice President, IBM Global Technology Services

•        Delivered revenue growth in Global Technology Services and grew revenue backlog.

•        Grew Technology Services & Cloud Platforms Strategic Imperatives revenue 39%, with Cloud revenue up 49% and an as-a-Service annual exit run rate of $5.8 billion.

•        Shifted the business from systems integration to services integration, assisting our clients as they move to enterprise-grade cloud solutions that are secure, agile, and that leverage the data and investments in their core systems.

John E. Kelly III,

Senior Vice President, IBM Cognitive Solutions & IBM Research

•        Led Solutions Software which had revenue growth of 5% and drove an as-a-Service annual exit run rate of $1.8 billion.

•        Embedded cognitive capabilities in Commerce, Analytics, Security, Watson Health, Internet of Things, and financial services solutions; and drove the integration of the Watson and IBM Cloud platforms.

•        Completed five Cognitive Solutions acquisitions, including assets of The Weather Company, whose high-volume data platform serves as the foundation for IBM’s Watson Internet of Things Cloud platform.

•        Achieved #1 patent position for the 24th consecutive year, with over 8,000 patents in areas from bioinformatics to nanotechnology. Launched the first ever commercial program for universal quantum computing.

Erich Clementi,

Senior Vice President, IBM Global Markets

•        Re-organized IBM’s go-to-market resources and established a management system across IBM business units to deliver the breadth of the IBM portfolio tailored to 12 global industries.

•        Enabled IBM to deliver $33 billion of Strategic Imperatives revenue, up 13%, with strong contributions from IBM’s two biggest geographic markets.

•        Deployed a new operating model, which increased the productivity of IBM’s sales force, fostering speed in addressing new markets and making investments in emerging opportunities.

Following the process outlined above and based on business and individual performance, the Compensation Committee approved the 2016 annual incentive payouts below for these named executive officers:

2016 Annual
Name	Incentive Payouts
M.J. Schroeter	$1,046,430
M. Jetter	901,890
J.E. Kelly III	927,350
E. Clementi	889,200

Taking into consideration the actual salary, annual incentive payout and long-term incentive award for the period 2014–2016, these named executive officers earned from 50%-67% of their annual total target compensation in 2016.

2017 COMPENSATION DECISIONS FOR MR. SCHROETER, MR. JETTER, DR. KELLY, AND MR. CLEMENTI

The Committee also approved the following compensation elements for 2017: base salary, annual incentive target, Performance Share Unit (PSU) and Restricted Stock Unit (RSU) grants under the Long-Term Performance Plan. As previously disclosed in the 2016 Proxy Statement, for Long-Term Incentive Plan grants beginning in 2016, the mix of vehicles is now set at 65% PSUs and 35% RSUs, to align better with market practice. This mix provides competitive pay, while at the same time ensuring a strong link between pay and performance, and creates a better balance relative to peers with which we compete for talent. For 2017, based on the compensation decisions detailed below at target, 63% of the NEOs’ (excluding the Chairman and CEO) pay is at risk.

			2017 Long-Term
	2017 Cash(1)		Incentive Awards(2)
		Annual
		Incentive	Performance	Restricted
Name	Salary Rate	Target	Share Units	Stock Units
M.J. Schroeter	$874,000	$1,181,000	$3,575,000	$1,925,000
M. Jetter	723,000	977,000	3,250,000	1,750,000
J.E. Kelly III	852,000	1,148,000	3,575,000	1,925,000
E. Clementi	777,000	1,048,000	3,575,000	1,925,000

(1) The 2017 salary rates for Mr. Schroeter, Mr. Jetter, Dr. Kelly and Mr. Clementi will be effective July 1, 2017 and the 2017 annual incentive targets were effective January 1, 2017.

(2) PSUs and RSUs will be granted on June 8, 2017 to the named executive officers, including the Chairman and CEO. The actual number of units granted on this date will be determined by dividing the value shown above by a predetermined, formulaic planning price for the second quarter 2017. The performance period for the PSUs ends December 31, 2019, and the award will pay out in February 2020. The Restricted Stock Units will vest 25% per year on each anniversary of the date of grant.

SECTION 3: ADDITIONAL INFORMATION

COMPENSATION PROGRAM AS IT RELATES TO RISK

IBM management, the Compensation Committee and the Committee’s outside consultant review IBM’s compensation policies and practices, with a focus on incentive programs, to ensure that they do not encourage excessive risk taking. This review includes the cash incentive programs and the long-term incentive plans that cover all executives and employees. Based on this comprehensive review, we concluded that our compensation program does not encourage excessive risk taking for the following reasons:

•        Our programs appropriately balance short- and long-term incentives, with approximately 71% of 2017 annual total target compensation for the Chairman and CEO and Senior Vice Presidents as a group provided in equity.

•        Our executive compensation program pays for performance against financial targets that are set to be challenging to motivate a high degree of business performance, with an emphasis on longer-term financial success and prudent risk management.

•        Our incentive plans include a profit metric as a significant component of performance to promote disciplined progress toward financial goals. None of IBM’s incentive plans are based solely on signings or revenue targets, which mitigates the risk of employees focusing exclusively on the short term.

•        Qualitative factors beyond the quantitative financial metrics are a key consideration in the determination of individual executive compensation payments. How our executives achieve their financial results, integrate across lines of business and demonstrate leadership consistent with IBM values are key to individual compensation decisions.

•        As explained in the 2016 Potential Payments Upon Termination Narrative, we further strengthened our retirement policies on equity grants for our senior leaders beginning in 2009 to ensure that the long-term interests of IBM continue to be the focus even as these executives approach retirement.

•        Our stock ownership guidelines require that the Chairman and CEO and each Senior Vice President hold a significant amount of IBM equity to further align their interests with stockholders over the long term.

•        IBM has a policy that requires a clawback of cash incentive payments in the event that an executive officer’s conduct leads to a restatement of IBM’s financial results. Likewise, IBM’s equity plan has a clawback provision which states that awards may be cancelled and certain gains repaid if an employee engages in detrimental activity. To further reinforce our commitment to ethical conduct, the IBM Excess 401(k) Plus Plan allows the clawback of certain IBM contributions if a participant engages in detrimental activity.

We are confident that our compensation program is aligned with the interests of our stockholders, rewards for performance and represents strong executive compensation governance practices.

EQUITY AWARD PRACTICES

Under IBM’s long-standing practices and policies, all equity awards are approved before or on the date of grant. The exercise price of at-the-money stock options is the average of the high and low market price on the date of grant or, in the case of premium-priced stock options, for example, 10% above that average, or as specified by the Compensation Committee.

The approval process specifies the individual receiving the grant, the number of units or the value of the award, the exercise price or formula for determining the exercise price, and the date of grant. In the case of planned grant value, the number of shares granted are determined by dividing the planned value by the predetermined, formulaic planning price in effect for the quarter. IBM’s planning price is computed each quarter using a consistent statistical forecasting procedure based on historical IBM stock price data. IBM uses the quarterly planning price to aid in establishing the overall size of the equity plan and to give more consistency across equity grants made at different points in the quarter.

As with all compensation decisions, the independent members of the Board approve all equity awards for the Chairman and CEO and ratify all equity awards for the Chief Financial Officer. In addition, all equity awards for Senior Vice Presidents are approved by the Compensation Committee. All equity awards for employees other than the Chairman and CEO and Senior Vice Presidents are approved by the Chairman and CEO and Senior Vice Presidents pursuant to a series of delegations that were approved by the Compensation Committee, and the grants made pursuant to these delegations are reviewed periodically with the Committee.

Equity awards granted as part of annual total compensation for senior leaders and other employees are made on specific cycle dates scheduled in advance. IBM’s policy for new hires and promotions requires approval of any awards before or on the grant date, which is typically the date of the promotion or hire.

IBM does not have any plans, programs or agreements that would provide any payments to any of the named executive officers upon a change in control of IBM, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.

ETHICAL CONDUCT

Every executive is held accountable to comply with IBM’s high ethical standards: IBM’s Values, including “Trust and Personal Responsibility in all Relationships,” and IBM’s Business Conduct Guidelines. This responsibility is reflected in each executive’s performance goals, and is reinforced through each executive’s annual certification to the IBM Business Conduct Guidelines. An executive’s compensation, including annual cash incentive payments, is tied to compliance with these standards; compliance is also a condition of IBM employment for each executive.

IBM’s equity plans and agreements have a clawback provision — awards may be cancelled and certain gains repaid if an employee engages in activity that is detrimental to IBM, such as violating IBM’s Business Conduct Guidelines, disclosing confidential information or performing services for a competitor. To further reinforce our commitment to ethical conduct, the Excess 401(k) Plus Plan allows the clawback of certain IBM contributions if a participant engages in activity that is detrimental to IBM.

In addition, approximately 2,000 of our key executives (including each of the named executive officers) have agreed to a noncompetition, nonsolicitation agreement that prevents them from working for certain competitors within 12 months of leaving IBM or soliciting employees within two years of leaving IBM.

The Committee has also implemented the following policy for the clawback of cash incentive payments in the event an executive officer’s conduct leads to a restatement of IBM’s financial results:

To the extent permitted by governing law, IBM will seek to recoup any bonus or incentive paid to any executive officer if (i) the amount of such payment was based on the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the Board determines that such officer engaged in misconduct that resulted in the obligation to restate, and (iii) a lower payment would have been made to the officer based upon the restated financial results.

HEDGING AND PLEDGING PRACTICES

IBM has two senior leadership teams: the Performance Team and the Growth and Transformation Team (G&TT). The Performance Team consists of approximately 70 of our senior leaders who run IBM business units and geographies and includes the Chairman and CEO and each Senior Vice President. The team is accountable for business performance and the development of cross-unit strategies. The G&TT, which includes all members of the Performance Team, consists of a select group of approximately 350 executives. This team is charged with supporting IBM’s continued transformation through their leadership initiatives to engage their teams and promote innovation, speed and simplicity in service of our clients.

IBM does not allow any member of the G&TT, including any named executive officer, to hedge the economic risk of their ownership of IBM securities, which includes entering into any derivative transaction on IBM stock (e.g., any short-sale, forward, option, collar). Further, IBM does not allow any member of the G&TT to pledge IBM securities at any time, which includes having IBM stock in a margin account or using IBM stock as collateral for a loan.

TAX CONSIDERATIONS

Section 162(m) of the U.S. Internal Revenue Code of 1986, as amended, limits deductibility of compensation in excess of $1 million paid to IBM’s CEO and to each of the other three highest-paid executive officers (not including IBM’s chief financial officer) unless this compensation qualifies as “performance-based.” Based on the applicable tax regulations, taxable compensation derived from certain stock appreciation rights and from the exercise of stock options by Senior Vice Presidents under IBM’s Long-Term Performance Plans should qualify as performance-based. The IBM Excess 401(k) Plus Plan permits an executive officer who is subject to Section 162(m) and whose salary is above $1 million to defer payment of a sufficient amount of the salary to bring it below the Section 162(m) limit. In 1999, IBM’s stockholders approved the terms under which IBM’s annual and long-term performance incentive awards should qualify as performance-based. In 2014, as required by the Internal Revenue Code, the stockholders approved the material terms of the performance criteria under which long-term performance incentive awards should qualify as performance-based. These terms do not preclude the Committee from making any payments or granting any awards, whether or not such payments or awards qualify for tax deductibility under Section 162(m), which may be appropriate to retain and motivate key executives.

2016 SUMMARY COMPENSATION TABLE NARRATIVE

Salary (Column (c))

Amounts shown in the salary column reflect the salary amount paid to each named executive officer during 2016.

•        IBM reviews salaries for each named executive officer annually during a common review cycle. Mrs. Rometty’s salary rate was effective July 1, 2015. This was her first salary increase since her appointment as CEO in January 2012. The salary rates for the other named executive officers took effect on July 1, 2016.

Bonus (Column (d))

No bonuses were awarded to the named executive officers in the years shown in the 2016 Summary Compensation Table. Payments under the IBM Annual Incentive Program are included under column (g) (Non-Equity Incentive Plan Compensation).

Stock Awards (Column (e))

The amounts shown are the aggregate grant date fair values of Performance Share Units (PSUs), Restricted Stock Units (RSUs) and Retention Restricted Stock Units (RRSUs) granted in each fiscal year shown, computed in accordance with accounting guidance (excluding any risk of forfeiture as per SEC regulations). The values shown for the PSUs are calculated at the Target number, as described below. The values shown for the PSUs, RSUs and RRSUs reflect an adjustment for the exclusion of dividend equivalents.

Performance Share Units (PSUs)

The following describes the material terms and conditions of PSUs as reported in the column titled Stock Awards (column (e)) in the 2016 Summary Compensation Table and in the 2016 Grants of Plan-Based Awards Table under the heading Estimated Future Payouts Under Equity Incentive Plan Awards (columns (f), (g) and (h)).

General Terms

•        One PSU is equivalent in value to one share of IBM common stock.

•        Executive officers are awarded a number of PSUs during the first year of the three-year performance period. PSUs are generally paid out in IBM common stock after the three-year performance period.

•        Performance targets for cumulative three-year attainment in operating earnings per share and free cash flow are set at the beginning of the three-year performance period. These targets are approved by the Compensation Committee.

•        At the end of the three-year performance period, the Compensation Committee approves the determination of actual performance relative to pre-established targets, and the number of PSUs is adjusted up or down based on the approved actual performance.

•        PSUs granted to U.S. executives vest on December 31 of the end of the performance period. Payout for all PSUs is in the February following the end of the performance period.

•        There are no dividends or dividend equivalents paid on PSUs.

Vesting and Payout Calculations

•        The performance period for the awards granted in 2016 is January 1, 2016 through December 31, 2018, and the awards will pay out in February 2019. PSU awards granted in 2016 will be adjusted for performance, as described below.

•        Outstanding PSUs are typically cancelled if the executive’s employment is terminated. See the 2016 Potential Payments Upon Termination Narrative for information on payout of unvested PSUs upon certain terminations.

•        Payout will not be made for performance below the thresholds, as described below.

•        See Section 1 of the 2016 Compensation Discussion and Analysis for information on performance targets for the PSU program.

Threshold Number:

•        The Threshold number of PSUs (listed in column (f) of the 2016 Grants of Plan-Based Awards Table) is 25% of the Target number.

•        The Threshold number of PSUs will be earned for achievement of 70% of both business objectives (operating earnings per share and free cash flow).

•        If only the cumulative operating earnings per share target is met at the Threshold level (and the free cash flow target is not met), the number of PSUs earned would be 70% of the Threshold number.

•        If only the cumulative free cash flow target is met at the Threshold level (and the operating earnings per share target is not met), the number of PSUs earned would be 30% of the Threshold number.

Target Number:

•        The Target number of PSUs (listed in column (g) of the 2016 Grants of Plan-Based Awards Table) will be earned if 100% of the objectives are achieved.

Maximum Number:

•        The Maximum number of PSUs (listed in column (h) of the 2016 Grants of Plan-Based Awards Table) is 150% of the Target number.

•        The Maximum number of PSUs will be earned for achieving 120% of both business objectives.

Restricted Stock Units (RSUs)

RSUs may include RRSUs. In 2016, RSUs, but not RRSUs, were granted to all named executive officers. RRSUs granted in previous years to any named executive officer and outstanding at the end of 2016 are included in the 2016 Outstanding Equity Awards at Fiscal Year-End Table.

General Terms

•        One RSU or RRSU is equivalent in value to one share of IBM common stock. RSUs and RRSUs are generally paid out in IBM common stock at vesting.

•        Dividend equivalents are not paid on RSUs or RRSUs granted on or after January 1, 2008.

Vesting and Payout

•        RSUs typically fully vest in four years, with 25% vesting each year.

•        RRSUs typically fully vest in a two to five year period. These awards are typically given to select senior executives for the purpose of providing additional value to retain the executive through the vesting date.

•        Payout of RSUs and RRSUs at each vesting date is typically contingent on the recipient remaining employed by IBM through that vesting date. See the 2016 Potential Payments Upon Termination Narrative for information on payout of unvested RSUs upon certain terminations.

•        All deferred shares, comprised of shares that were deferred by the participant (Deferred IBM Shares), in the 2016 Nonqualified Deferred Compensation Table may include certain previously-granted RRSUs. Executives have not been allowed to defer payment of RSUs.

•        From time to time, special performance-based RSUs may be granted with performance contingent vesting.

Option Awards (Column (f))

•        There were no option awards granted to the named executive officers in the years shown in the 2016 Summary Compensation Table, except for Mrs. Rometty. On January 26, 2016, Mrs. Rometty was granted a one-time award of 1.5 million nonqualified stock options that vest three years from the date of grant, is exercisable in four equal tranches at premium prices of 105%, 110%, 115% and 125% of the average of the high and low prices of IBM common stock on the date of grant, and expires 10 years from the date of grant. Market-priced and premium-priced options granted in previous years to the named executive officers and outstanding at the end of 2016 are included in the 2016 Outstanding Equity Awards at Fiscal Year-End Table.

Non-Equity Incentive Plan Compensation (Column (g))

Amounts in this column represent payments under IBM’s Annual Incentive Program (AIP).

General Terms

•        All named executive officers participate in this program. The performance period is the fiscal year (January 1 through December 31).

•        See Section 1 of the 2016 Compensation Discussion and Analysis for information on performance targets for AIP.

Payout Range

•        Mrs. Rometty had a target of $5 million for 2016. The other named executive officers had targets of 135% of their salary rate for 2016. See column (d) of the 2016 Grants of Plan-Based Awards Table for the target payout.

•        Threshold payout for each named executive officer is $0 (see column (c) of the 2016 Grants of Plan-Based Awards Table).

•        Maximum payout for each named executive officer is three times the target (see column (e) of the 2016 Grants of Plan-Based Awards Table).

Vesting and Payout

•        In addition to performance against corporate-wide and business unit goals, which determine the funding pool for the year, individual performance against commitments set at the beginning of the year determine payout amounts.

•        An executive generally must be employed by IBM at the end of the performance period in order to be eligible to receive an AIP payout. At the discretion of appropriate senior management, the Compensation Committee, or the Board, an executive may receive a prorated payout of AIP upon retirement.

•        AIP payouts earned during the performance period are paid on or before March 15 of the year following the end of such period.

Change in Retention Plan Value (Column (h))

•        For Mrs. Rometty and Dr. Kelly, amounts in the column titled Change in Retention Plan Value represent the annual change in Retention Plan Value from December 31, 2015 to December 31, 2016. Messrs. Schroeter, Jetter and Clementi do not have a benefit under the Retention Plan.

•        See the 2016 Retention Plan Narrative for a description of the Retention Plan.

Change in Pension Value (Column (h))

•        Amounts in the column titled Change in Pension Value represent the annual change in Pension Value from December 31, 2015 to December 31, 2016 for each named executive officer.

•        See the 2016 Pension Benefits Narrative for a description of the applicable defined benefit pension plan. Mr. Clementi does not have a benefit under any IBM defined benefit pension plan.

Nonqualified Deferred Compensation Earnings (Column (h))

•        IBM does not pay above-market or preferential earnings on nonqualified deferred compensation.

•        See the 2016 Nonqualified Deferred Compensation Narrative for a description of the nonqualified deferred compensation plans in which the named executive officers participate.

All Other Compensation (Column (i))

Amounts in this column represent the following as applicable:

Tax Reimbursements

•        Amounts represent payments that IBM has made to the named executive officers to cover taxes incurred by them for certain business-related taxable expenses.

•        These expenses for a named executive officer may include: tax equalization payments related to international assignments, cost of family travel to and attendance at business-related events, business-related local lodging and incidental expenses, and business-related ground transportation expenses (see Ground Transportation below).

IBM Contributions to Defined Contribution Plans

•        Amounts represent IBM matching and automatic contributions to the individual accounts for each named executive officer.

•        Under IBM’s 401(k) Plus Plan, participants hired or rehired by IBM U.S. before January 1, 2005, including Mrs. Rometty and Dr. Kelly, are eligible to receive matching contributions up to 6% of eligible compensation. Participants hired or rehired by IBM U.S. on or after January 1, 2005, including Messrs. Schroeter, Jetter and Clementi, who complete the plan’s service requirement, are generally eligible for up to 5% matching contributions. A participant’s hire/rehire date is measured by a participant’s most recent U.S. hire date. Mr. Schroeter rejoined IBM U.S. in 2011 after working for IBM Australia from April 1, 2005 to June 30, 2011. Mr. Jetter joined IBM U.S. in 2015 after working for IBM Germany since 1986. Mr. Clementi joined IBM U.S. in 2009 after working for IBM Italy since 1984. In addition, for all eligible participants, IBM makes automatic contributions equal to a certain percentage of eligible compensation, which generally depends on the participant’s pension plan eligibility on December 31, 2007. In 2016, the automatic contribution percentage was 4% for Mrs. Rometty; 2% for Dr. Kelly; and 1% for Messrs. Schroeter, Jetter and Clementi.

•        Under IBM’s Excess 401(k) Plus Plan, IBM makes matching contributions equal to a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. Participants hired or rehired by IBM U.S. before January 1, 2005, including Mrs. Rometty and Dr. Kelly, are eligible to receive matching contributions up to 6% of eligible compensation. Participants hired or rehired by IBM U.S. on or after January 1, 2005, including Messrs. Schroeter, Jetter and Clementi who complete the plan’s service requirement, are eligible for up to 5% matching contributions. In addition, for all eligible participants, IBM makes automatic contributions equal to a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The automatic contribution percentage generally depends on the participant’s pension plan eligibility on December 31, 2007, and in 2016, the automatic contribution percentage was 4% for Mrs. Rometty; 2% for Dr. Kelly; and 1% for Messrs. Schroeter, Jetter and Clementi.

•        For purposes of calculating the matching contribution and the automatic contribution under the 401(k) Plus Plan, the participant’s eligible compensation excludes the amount the participant elects to defer under the Excess 401(k) Plus Plan.

•        See the 2016 Nonqualified Deferred Compensation Narrative for additional details on the nonqualified deferred compensation plans.

Life and Travel Accident Insurance Premiums

•        Amounts represent insurance premiums paid by IBM on behalf of the named executive officers.

•        These executive officers are covered by life insurance policies under the same terms as other U.S. full-time regular employees.

•        Life insurance for executives hired or rehired by IBM U.S. before January 1, 2004, including Mrs. Rometty and Dr. Kelly, is two times salary plus annual incentive program target, with a maximum coverage amount of $2,000,000. Life insurance for executives hired or rehired by IBM U.S. on or after January 1, 2004, including Messrs. Schroeter, Jetter and Clementi, is one times salary plus annual incentive program target, with a maximum coverage of $1,000,000.

•        In addition, IBM provides Travel Accident Insurance for most employees in connection with business travel. Travel Accident Insurance for all eligible employees and executives is up to five times salary plus annual incentive target with a maximum coverage amount of $15,000,000.

Perquisites

The following describes perquisites (and their aggregate incremental cost calculations) provided to the named executive officers in 2016.

Personal Financial Planning

In 2016, IBM offered financial planning services with coverage generally up to $15,000 annually for senior U.S. executives, including each named executive officer.

Personal Travel on Company Aircraft

General Information

•        Amounts represent the aggregate incremental cost to IBM for travel not directly related to IBM business.

•        IBM’s security practices provide that all air travel by the Chairman and CEO, including personal travel, be on Company aircraft. The aggregate incremental cost for Mrs. Rometty’s personal travel is included in column (i) of the 2016 Summary Compensation Table. These amounts also include the aggregate incremental cost, if any, of travel by her family members or other guests on both business and non-business occasions.

•        Additionally, personal travel or commutation in 2016 on Company aircraft by named executive officers other than Mrs. Rometty, and the aggregate incremental cost, if any, of travel by the officer’s family or other guests when accompanying the officer on both business and non-business occasions is also included.

•        Also, from time to time, named executive officers who are members of the boards of directors of certain other companies and non-profit organizations travel on Company aircraft to those outside board meetings. These amounts may include travel related to participation on these outside boards.

•        Any aircraft travel by named executive officers for an annual physical under the corporate wellness program is included in these amounts.

Aggregate Incremental Cost Calculation

•        The aggregate incremental cost for the use of Company aircraft for personal travel, including travel to outside boards, is calculated by multiplying the hourly variable cost rate for the specific aircraft by the number of flight hours used.

•        The hourly variable cost rate includes fuel, oil, parking/landing fees, crew expenses, aircraft maintenance (based on the hourly operation of the aircraft) and catering.

•        The rate for each aircraft is periodically reviewed by IBM’s flight operations team and adjusted as necessary to reflect changes in costs.

•        The aggregate incremental cost includes deadhead flights (i.e., empty flights to and from the IBM hangar or any other location).

•        The aggregate incremental cost for any charter flights is the full cost to IBM of the charter.

Ground Transportation

General Information

•        IBM’s security practices provide that the Chairman and CEO be driven to and from work by IBM personnel in a car leased by IBM or by an authorized car service.

•        In addition, under IBM’s security practices, the Chairman and CEO may use a Company-leased car with an IBM driver or an authorized car service for non-business occasions. Further, the family of the Chairman and CEO may use a Company-leased car with an IBM driver or an authorized car service on non-business occasions or when accompanying the Chairman and CEO on business occasions.

•        Other named executive officers may use a Company-leased car with an IBM driver or an authorized car service for business-related transportation, travel to outside board meetings, and an annual executive physical under IBM’s corporate wellness program. Family members and other guests may accompany named executive officers other than the Chairman and CEO in a Company-leased car with an IBM driver or an authorized car service on these occasions.

•        Amounts reflect the aggregate incremental cost, if any, for the above-referenced items.

Aggregate Incremental Cost Calculation

•        The incremental cost for the Company-leased car with an IBM driver or an authorized car service for commutation and non-business events is calculated by multiplying the variable rate by the applicable driving time. The variable rate includes a driver’s salary and overtime payments, plus a cost per mile calculation based on fuel and maintenance expense.

•        The incremental cost for an authorized car service is the full cost to IBM for such service.

Personal Security

General Information

•        Under IBM’s security practices, IBM provides security personnel for the Chairman and CEO on certain non-business occasions and for the family of the Chairman and CEO on certain non-business occasions or when accompanying her on business occasions.

•        Amounts include the aggregate incremental cost, if any, of security personnel for those occasions.

•        In addition, amounts also include the cost of home security systems and monitoring for the Chairman and CEO and any other named executive officers, if applicable.

Aggregate Incremental Cost Calculation

•        The aggregate incremental cost for security personnel is the cost of any commercial airfare to and from the destination, hotels, meals, car services, and salary and travel expenses of any additional subcontracted personnel if needed.

•        The aggregate incremental cost for installation, maintenance and monitoring services for home security systems reflects the full cost to IBM for these items.

Annual Executive Physical

•        IBM covers the cost of an annual executive physical for the named executive officers under IBM’s corporate wellness program.

•        Amounts represent any payments by IBM for the named executive officers under this program, if applicable.

Family Travel and Attendance at Business-Related Events

•        Business-related events attended by the named executive officers and their family members may include meetings, dinners and receptions with IBM’s clients, executive management or board members.

•        Amounts represent the aggregate incremental cost, if any, of travel and/or meals and entertainment for the family members of the named executive officers to attend business-related events.

International Assignments

•        IBM sends employees on international assignments. These assignments provide valuable opportunities to transfer knowledge across borders and develop future leadership.

•        Amounts represent any payments that IBM has made to, or on behalf of, a named executive officer related to an international assignment and may include relocation expenses, such as cost of living adjustments, housing payments, tax preparation services, and/or moving expenses.

Other Personal Expenses

•        Amounts represent the cost of meals and lodging for the named executive officers who traveled for their annual executive physical under IBM’s corporate wellness program.

•        Amounts also include expenses associated with participation on outside boards other than those disclosed as Personal Travel on Company Aircraft and Ground Transportation.

•        Amounts also include home office equipment, items relating to business events and administrative charges incurred by executives.

2016 Summary Compensation Table

								Nonqualified
					Non- Equity	Change in	Change in	Deferred
Name and Principal Position			Stock	Option	Incentive Plan	Retention	Pension	Compensation	All Other
(a)	Salary	Bonus	Awards(1)	Awards(2)	Compensation	Plan Value(3)	Value(4)	Earnings(5)	Compensation(6)(7)	Total(8)
Year	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)
(b)	(c)	(d)	(e)	(f)	(g)	(h)	(h)	(h)	(i)	(j)
V.M. Rometty Chairman, President and CEO
2016	$1,600,000	$0	$12,822,238	$12,094,414	$4,950,000	$87,660	$300,605	$0	$840,782	$32,695,699
2015	1,550,000	0	12,905,329	0	4,500,000	0	0	0	866,621	19,821,950
2014	1,500,000	0	12,460,409	0	3,600,000	295,985	1,106,740	0	381,991	19,345,125
M.J. Schroeter Senior VP and CFO
2016	754,000	0	4,820,379	0	1,046,430	N/A	6,227	0	173,159	6,800,195
2015	692,500	0	11,425,266	0	881,100	N/A	1,295	0	112,191	13,112,352
2014	660,000	0	3,616,006	0	747,600	N/A	8,481	0	80,812	5,112,899
M. Jetter(9) Senior VP, Global Technology Services
2016	650,000	0	4,338,523	0	901,890	N/A	520,799	0	2,100,391	8,511,603
J.E. Kelly III Senior VP, IBM Cognitive Solutions & IBM Research
2016	754,500	0	5,302,514	0	927,350	0	66,423	0	240,583	7,291,370
2015	675,500	0	11,887,195	0	850,500	0	42,393	0	184,207	13,639,795
2014	638,000	0	3,909,248	0	791,100	1,043,296	92,989	0	96,193	6,570,826
E. Clementi(9) Senior VP, IBM Global Markets
2016	703,500	0	5,302,514	0	889,200	N/A	N/A	0	144,440	7,039,654

Note: For assumptions used in determining the fair value of stock and option awards, see Note R (Stock-Based Compensation) to IBM’s 2016 Consolidated Financial Statements.

(1)         Amounts in this column reflect the total Performance Share Units (PSUs), Restricted Stock Units (RSUs) and Retention Restricted Stock Units (RRSUs). RRSUs were not awarded in 2016.

Amounts include the aggregate grant date fair values of PSUs at the Target number (described in the 2016 Summary Compensation Table Narrative), calculated in accordance with accounting guidance; these amounts reflect an adjustment for the exclusion of dividend equivalents. At the Maximum number, these values for Mrs. Rometty would be: 2016: $19,233,357; 2015: $19,357,994; 2014: $18,690,613; for Mr. Schroeter: 2016: $4,699,880; 2015: $6,549,863; 2014: $5,424,009; for Mr. Jetter: 2016: $4,229,976; for Dr. Kelly: 2016: $5,169,993; 2015: $7,277,472; 2014: $5,863,960; and for Mr. Clementi: 2016: $5,169,993.

Amounts also include the aggregate grant date fair values of RSUs and RRSUs granted to Mrs. Rometty, Mr. Schroeter, Mr. Jetter, Dr. Kelly and Mr. Clementi, if applicable, calculated in accordance with accounting guidance; these amounts reflect an adjustment for the exclusion of dividend equivalents.

(2)         There were no option awards granted to any of the named executive officers in the years shown in the 2016 Summary Compensation Table, except for Mrs. Rometty. In 2016, Mrs. Rometty was granted a one-time award of 1.5 million nonqualified stock options that vest three years from the date of grant, are exercisable in four equal tranches at premium prices of 105%, 110%, 115% and 125% of the average of the high and low prices of IBM common stock on the date of grant.

(3)         Assumptions can be found immediately after the 2016 Retention Plan Table. Although accruals under the Retention Plan stopped on December 31, 2007, changes in Retention Plan Value can occur based on changes to participants’ ages and actuarial assumptions. For 2014, 2015 and 2016, Change in Retention Plan Value for the eligible named executive officers was due to their age, changes in the discount rate, interest crediting rate, and mortality table. For 2015, the Change in Retention Plan Value for the eligible named executive officers resulted in the following negative amounts: for Mrs. Rometty: $(18,082); and for Dr. Kelly $(584,946). For Mr. Jetter, the Change in Pension Value was €495,197 and the exchange rate was 1.0517.

(4)         Assumptions can be found immediately after the 2016 Pension Benefits Table. Although accruals under the IBM Personal Pension Plan stopped on December 31, 2007, changes in Pension Value can occur based on changes to participants’ ages and actuarial assumptions. For 2014, 2015 and 2016, Change in Pension Value for the eligible named executive officers was due to their age, changes in the discount rate, interest crediting rate, and mortality table. For 2015, the Change in Pension Value for the eligible named executive officers resulted in the following negative amount for Mrs. Rometty: $(118,735).

(5)         IBM does not provide above-market or preferential earnings on deferred compensation. See the 2016 Nonqualified Deferred Compensation Narrative for information about deferred compensation.

(6)         Amounts in this column include the following for 2016: for Mrs. Rometty: tax reimbursements of $32,678 and IBM contributions to defined contribution plans of $610,000; for Mr. Schroeter: tax reimbursements of $27,462 and IBM contributions to defined contribution plans of $98,106; for Mr. Jetter: tax reimbursements of $1,923,164 and IBM contributions to defined contribution plans of $74,567; for Dr. Kelly: tax reimbursements of $13,828 and IBM contributions to defined contribution plans of $128,400; and for Mr. Clementi: tax reimbursements of $5,572 and IBM contributions to defined contribution plans of $92,497.

(7)         Amounts in this column also include the following perquisites for 2016: for Mrs. Rometty: personal financial planning, personal travel on Company aircraft of $147,898, ground transportation, personal security, annual executive physical, family attendance at business-related events, and other personal expenses; for Mr. Schroeter: personal financial planning, personal security, annual executive physical, family attendance at business-related events, and other personal expenses; for Mr. Jetter: personal financial planning, personal travel on Company aircraft of $23,519, ground transportation, annual executive physical, family attendance at business-related events of $31,518, international assignments, and other personal expenses; for Dr. Kelly: personal financial planning, personal travel on Company aircraft of $74,567, ground transportation, personal security, annual executive physical, family attendance at business-related events, and other personal expenses; and for Mr. Clementi: personal financial planning, personal travel on Company aircraft, ground transportation, annual executive physical, family attendance at business-related events, and other personal expenses. See the 2016 Summary Compensation Table Narrative for a description and information about the aggregate incremental cost calculations for perquisites.

(8)         Amounts in this column reflect the total of the following columns: Salary, Bonus, Stock Awards, Option Awards, Non-Equity Incentive Plan Compensation, Change in Retention Plan Value, Change in Pension Value, Nonqualified Deferred Compensation Earnings and All Other Compensation.

(9)         Mr. Jetter and Mr. Clementi were not named executive officers in IBM’s 2015 and 2016 Proxy Statements; therefore, this table does not provide 2014 and 2015 data for them.

2016 Grants of Plan-based Awards Table

									All Other	All Other
									Stock	Option
									Awards:	Awards:	Exercise	Closing	Grant Date
						Estimated Future Payouts			Number of	Number of	or Base	Price	Fair Value
			Estimated Future Payouts			Under Equity Incentive			Shares of	Securities	Price of	on the	of Stock
Name		Compensation	Under Non-Equity Incentive Plan Awards			Plan Awards(2)			Stock or	Underlying	Option	NYSE on	and Option
(a)		Committee	Threshold	Target	Maximum	Threshold	Target	Maximum	Units (3)	Options	Awards	the Date	Awards (4)
Type of	Grant Date	Approval	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)	of Grant	($)
Award(1)	(b)	Date	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	($/Sh)	(l)
V.M. Rometty
AIP	N/A	01/26/2016	$0	$5,000,000	$15,000,000
PSU	06/08/2016	01/26/2016				14,905	59,621	89,432					$8,334,420
RSU	06/08/2016	01/26/2016							32,104				4,487,818
SO	01/26/2016	01/26/2016								375,000	$129.08	$122.59	3,795,000
SO	01/26/2016	01/26/2016								375,000	135.22	122.59	3,292,500
SO	01/26/2016	01/26/2016								375,000	141.37	122.59	2,857,500
SO	01/26/2016	01/26/2016								375,000	153.66	122.59	2,148,750
M.J. Schroeter
AIP	N/A	01/26/2016	0	1,057,000	3,171,000
PSU	06/08/2016	01/26/2016				5,604	22,414	33,621					3,133,253
RSU	06/08/2016	01/26/2016							12,069				1,687,126
M. Jetter
AIP	N/A	01/26/2016	0	911,000	2,733,000
PSU	06/08/2016	01/26/2016				5,043	20,173	30,260					2,819,984
RSU	06/08/2016	01/26/2016							10,863				1,518,539
J.E. Kelly III
AIP	N/A	01/26/2016	0	1,091,000	3,273,000
PSU	06/08/2016	01/26/2016				6,164	24,656	36,984					3,446,662
RSU	06/08/2016	01/26/2016							13,276				1,855,852
E. Clementi
AIP	N/A	01/26/2016	0	988,000	2,964,000
PSU	06/08/2016	01/26/2016				6,164	24,656	36,984					3,446,662
RSU	06/08/2016	01/26/2016							13,276				1,855,852

(1)    Type of Award:

AIP = Annual Incentive Program

PSU = Performance Share Unit

RSU = Restricted Stock Unit

SO = Stock Option

Each of these awards was granted under IBM’s 1999 Long-Term Performance Plan. See the 2016 Summary Compensation Table Narrative for additional information on these types of awards.

(2)    PSU awards will be adjusted based on performance and paid in February 2019.

(3)    RSU awards vest 25% on June 8, 2017, June 8, 2018, June 8, 2019, and June 8, 2020, provided that in each case, the named executive officer is an employee of IBM as of those dates.

(4)    The amounts in this column reflect the aggregate grant date fair values of Stock Options, PSU and RSU awards calculated in accordance with accounting guidance. The values shown for the PSU awards are based on the Target number, as described in the 2016 Summary Compensation Table Narrative. The values shown for the PSUs and RSUs reflect an adjustment for the exclusion of dividend equivalents. The values shown for the premium-priced stock options are the dollar amounts recognized for financial statement reporting purposes in accordance with ASC 718 for equity award expense (excluding any risk of forfeiture, per SEC regulations).

2016 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END NARRATIVE

Option Awards (Columns (b) — (f))

•        A Total line has been included for each named executive officer to provide a better understanding of the total number of options outstanding in each category (exercisable and unexercisable).

•        As of December 31, 2016, all outstanding option awards for the named executive officers were fully vested, except for the one-time premium-priced option award made to Mrs. Rometty on January 26, 2016.

•        IBM has not granted any option awards that are Equity Incentive Plan Awards.

General Terms

•        In accordance with IBM’s Long-Term Performance Plan (LTPP), the exercise price of stock options is not less than the average of the high and low prices of IBM common stock on the New York Stock Exchange (NYSE) on the date of grant.

•        Options generally expire ten years after the date of grant.

•        The option recipient must remain employed by IBM through each vesting date in order to receive any potential payout value.

Market-priced options:

–       From 2005 to 2007, market-priced options were awarded to the named executive officers who participated in the IBM stock investment program (the Buy-First Program) by agreeing to invest 5%, 10% or 15% of their annual incentive program payout in the IBM Stock Fund under the nonqualified deferred compensation plan.

–       The exercise price is equal to the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

–       These options vested 100% three years after the date of grant.

Premium-priced options:

–       Historically, the exercise price has been equal to 110% of the average of the high and low prices of IBM common stock on the NYSE on the date of grant and these options vested in four equal increments on the first four anniversaries of the grant date.

–       The one-time premium-priced award granted to Mrs. Rometty on January 26, 2016 is exercisable in four equal tranches at premium prices of 105%, 110%, 115% and 125% of the average of the high and low prices of IBM common stock on the NYSE on the date of grant and will vest three years from the date of grant and expires 10 years from the date of grant.

Stock Awards (Columns (g) — (j))

Number of Shares or Units of Stock That Have Not Vested (Column (g))

The amounts in this column are the number of RSUs and RRSUs that were outstanding as of December 31, 2016.

Market Value of Shares or Units of Stock That Have Not Vested (Column (h))

The amounts in this column are the value of RSU and RRSU awards disclosed in column (g), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2016 fiscal year ($165.99).

Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (Column (i))

The amounts in this column are the number of PSUs that were outstanding as of December 31, 2016.

Performance Share Units

•        Amounts in column (i) reflect the Target number for each PSU award.

•        The performance criteria for IBM’s PSU program is based on cumulative three-year rolling targets. Therefore, measuring annual performance against these targets, which is required by the SEC rules, is not meaningful.

•        See Section 1 of the 2016 Compensation Discussion and Analysis, as well as the 2016 Summary Compensation Table Narrative, for a detailed description of the PSU program, including payout calculations.

•        The table below provides the payout levels for all outstanding PSU awards for each of the named executive officers.

2016 Outstanding PSU Award Payout Levels

Name	Grant Date	Threshold	Target	Maximum
V.M. Rometty	06/08/2015	21,045	84,178	126,267
	06/08/2016	14,905	59,621	89,432
M.J. Schroeter	06/08/2015	7,121	28,482	42,723
	06/08/2016	5,604	22,414	33,621
M. Jetter	06/08/2015	4,747	18,988	28,482
	06/08/2016	5,043	20,173	30,260
J.E. Kelly III	06/08/2015	7,912	31,646	47,469
	06/08/2016	6,164	24,656	36,984
E. Clementi	06/08/2015	6,329	25,317	37,976
	06/08/2016	6,164	24,656	36,984

Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (Column (j))

The amounts in this column are the values of PSU awards disclosed in column (i), calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2016 fiscal year ($165.99).

2016 Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards						Stock Awards
													Equity
													Incentive
				Equity									Plan	Equity Incentive
				Incentive									Awards:	Plan Awards:
				Plan Awards:					Number of				Number of	Market or
	Number of		Number of	Number of					Shares				Unearned	Payout Value
	Securities		Securities	Securities					or Units	Market Value			Shares,	of Unearned
	Underlying		Underlying	Underlying					of Stock	of Shares or			Units or	Shares, Units
	Unexercised		Unexercised	Unexercised	Option				That	Units of Stock			Other Rights	or Other Rights
	Options		Options	Unearned	Exercise	Option			Have Not	That Have Not			That Have	That Have Not
Name	(#)		(#)	Options	Price(2)	Expiration			Vested(3)	Vested(4)			Not Vested(5)	Vested(4)
(a)	Exercisable		Unexercisable	(#)	($)	Date	Type of		(#)	($)	Type of		(#)	($)
Grant Date	(b)		(c)	(d)	(e)	(f)	Award	Grant Date	(g)	(h)	Award	Grant Date	(i)	(j)
V.M. Rometty
01/26/16	0		375,000	N/A	$129.08	01/25/26	RSU	06/08/16	32,104	$5,328,943	PSU	06/08/15	84,178	$13,972,706
01/26/16	0		375,000	N/A	$141.37	01/25/26					PSU	06/08/16	59,621	9,896,490
01/26/16	0		375,000	N/A	$153.66	01/25/26
01/26/16	0		375,000	N/A	$135.22	01/25/26
Total	0		1,500,000						32,104	$5,328,943			143,799	$23,869,196
M.J. Schroeter
05/08/07	678	(1)	0	N/A	$102.80	05/07/17	RRSU	12/18/12	4,951	$821,816	PSU	06/08/15	28,482	$4,727,727
							RRSU	02/02/15	50,315	8,351,787	PSU	06/08/16	22,414	3,720,500
							RSU	06/08/16	12,069	2,003,333
Total	678		0						67,335	$11,176,936			50,896	$8,448,227
M. Jetter
							RRSU	04/02/12	5,000	829,950	PSU	06/08/15	18,988	$3,151,818
							RRSU	12/17/13	10,583	1,756,672	PSU	06/08/16	20,173	3,348,516
							RRSU	02/02/15	25,158	4,175,976
							RSU	06/08/16	10,863	1,803,149
Total	0		0						51,604	$8,565,747			39,161	$6,500,334
J.E. Kelly III
							RRSU	12/30/15	55,922	$9,282,493	PSU	06/08/15	31,646	$5,252,920
							RSU	06/08/16	13,276	2,203,683	PSU	06/08/16	24,656	4,092,649
Total	0		0						69,198	$11,486,176			56,302	$9,345,569
E. Clementi
							RRSU	02/02/15	25,158	$4,175,976	PSU	06/08/15	25,317	$4,202,369
							RSU	06/08/16	13,276	2,203,683	PSU	06/08/16	24,656	4,092,649
Total	0		0						38,434	$6,379,659			49,973	$8,295,018

Type of Award:

PSU = Performance Share Unit

RSU = Restricted Stock Unit

RRSU = Retention Restricted Stock Unit

(1)    These options were granted under the Buy-First Program. These options vested 100% on the third anniversary of the respective grant dates. See the 2016 Summary Compensation Table Narrative for additional information about this program.

(2)    The exercise prices for Mrs. Rometty’s premium-priced options are equal to 105%, 110%, 115% and 125% of the average high and low prices of IBM common stock on the NYSE on the date of grant. The exercise price of Mr. Schroeter’s options is equal to the average of the high and low prices of IBM common stock on the NYSE on the date of grant.

(3)    The amounts shown in column (g) of the 2016 Outstanding Equity Awards at Fiscal Year-End Table are RSU and RRSU awards that have not yet vested. See the 2016 Summary Compensation Table Narrative for additional information on these types of awards. The Vesting Schedule for Unvested RSUs and RRSUs table below shows the vesting schedules for these outstanding awards. Mr. Schroeter’s 2012 RRSU award fully vests on December 18, 2017, provided that he is an employee of IBM as of that date; and his 2015 RRSU award vested 50% on February 2, 2017 and 50% will vest on February 2, 2019, provided that in each case, he is an employee of IBM as of those dates. Mr. Jetter’s and Mr. Clementi’s 2015 RRSU awards vested 50% on February 2, 2017 and 50% will vest on February 2, 2019, provided that in each case, they are an employee of IBM as of those dates. Dr. Kelly’s 2015 RRSU award vests 50% on December 30, 2017, 25% on December 30, 2018 and 25% on December 30, 2019, provided that in each case, he is an employee of IBM as of those dates. In 2016, each named executive officer received RSU awards that vest 25% per year on the first through the fourth anniversaries of the grant date.

(4)    Values in these columns are calculated by multiplying the number of units by the closing price of IBM stock on the last business day of the 2016 fiscal year ($165.99).

(5)    The amounts shown in column (i) of the 2016 Outstanding Equity Awards at Fiscal Year-End Table are PSU awards that have not yet vested. See the 2016 Summary Compensation Table Narrative for additional information on PSU awards. The Vesting Schedule for Unvested PSUs table below shows the vesting schedules for these outstanding PSU awards (reflecting Target payout), all of which are paid out in February following the end of the performance period.

Vesting Schedule for Unvested RSUs and RRSUs

	Type of		Vesting Schedule
Name	Award	Grant Date	2017	2018	2019	2020
V.M. Rometty	RSU	06/08/2016	8,026	8,026	8,026	8,026
M.J. Schroeter	RRSU	12/18/2012	4,951
	RRSU	02/02/2015	25,157		25,158
	RSU	06/08/2016	3,017	3,017	3,017	3,018
M. Jetter	RRSU	04/02/2012	5,000
	RRSU	12/17/2013		10,583
	RRSU	02/02/2015	12,579		12,579
	RSU	06/08/2016	2,715	2,715	2,715	2,718
J.E. Kelly III	RRSU	12/30/2015	27,961	13,980	13,981
	RSU	06/08/2016	3,319	3,319	3,319	3,319
E. Clementi	RRSU	02/02/2015	12,579		12,579
	RSU	06/08/2016	3,319	3,319	3,319	3,319

Vesting Schedule for Unvested PSUs

		Vesting Schedule
Name	Grant Date	Dec-2017	Dec-2018
V.M. Rometty	06/08/2015	84,178
	06/08/2016		59,621
M.J. Schroeter	06/08/2015	28,482
	06/08/2016		22,414
M. Jetter	06/08/2015	18,988
	06/08/2016		20,173
J.E. Kelly III	06/08/2015	31,646
	06/08/2016		24,656
E. Clementi	06/08/2015	25,317
	06/08/2016		24,656

2016 Option Exercises and Stock Vested Table

	Option Awards		Stock Awards(1)
	Number of Shares	Value Realized	Number of Shares	Value Realized
	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Name	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)
V.M. Rometty	21,456	$751,769	22,667	$3,762,495
M.J. Schroeter	213	10,639	6,578	1,091,882
M. Jetter	0	0	2,489	413,149
J.E. Kelly III	14,076	698,288	7,111	1,180,355
E. Clementi	5,611	300,544	6,933	1,150,809

(1)    Amounts shown in these columns reflect PSU awards that vested during 2016. The PSU award for the 2014–2016 performance period vested on December 31, 2016, and paid out to each named executive officer on February 1, 2017; the value of this PSU award was determined by multiplying the number of shares by the closing price of IBM stock on the vesting date, December 31, 2016 ($165.99). See the 2016 Summary Compensation Table Narrative for details on PSUs.

2016 RETENTION PLAN NARRATIVE

General Description and Purpose

During the mid-1990s, an additional form of retention compensation was created for certain IBM U.S. leaders. The plan, formally called the “IBM Supplemental Executive Retention Plan” (Retention Plan), began in 1995 during a particularly trying time in IBM’s history when it faced challenges that many thought put its very existence at risk. Some key leaders were recruited away from IBM during this time. In this environment, IBM created this new plan to help retain for full careers the caliber of senior leaders needed to turn IBM around, preserve its long-term viability and position it for growth in the future.

Because its original purpose had been met, the Retention Plan was closed to new participants effective May 1, 2004, and will not be replaced by any other plan. Future accruals under the Retention Plan stopped on December 31, 2007, therefore, a participant’s Retention Plan benefit does not consider pay earned or service performed after such date.

Payments accrue based on age and service and are typically payable only after age 60, as a way to encourage senior leaders to continue working for IBM past the age when many others at IBM choose to retire.

Even though the Retention Plan provides for the payment of specified benefits after retirement, given the nature of this program as a retention vehicle, the Retention Plan is discussed in its own section instead of in the Pension Benefits section. As a consequence, the amounts reflected below are separately presented in the 2016 Retention Plan Table and are not included in the 2016 Pension Benefits Table.

The 2016 Retention Plan Table shows each eligible named executive officer’s number of years of credited service, present value of accumulated benefit and payments during the last fiscal year under the Retention Plan. The Retention Plan is a U.S. Plan and eligibility is based on U.S. employment. Mrs. Rometty and Dr. Kelly are eligible for a benefit under the Retention Plan. Mr. Schroeter is not eligible for a Retention Plan benefit because he did not meet all of the eligibility criteria. Specifically, he did not continuously remain on the U.S. payroll, as he worked for IBM Australia from April 1, 2005 through June 30, 2011. Messrs. Jetter and Clementi began U.S. employment after the Retention Plan was closed.

Description of Retention Plan

•        The Retention Plan provides for payment of an annual benefit as long as the participant satisfies the age, service, pay and job level requirements.

•        Effective July 1, 1999, IBM amended the Retention Plan to provide a new benefit formula, but allowed participants who met certain age, service, and pay level conditions as of June 30, 1999 to continue to earn benefits under the prior formula if the prior formula provides a greater benefit.

•        Retention Plan benefits are subject to forfeiture and rescission if an executive is terminated for cause or engages in competitive or other activity detrimental to IBM during or following employment.

Material Terms and Conditions: 1995 Retention Plan

•        The benefits provided under the Retention Plan for Dr. Kelly are determined under the Retention Plan formula in effect prior to the July 1, 1999 amendment (1995 Retention Plan).

•        Benefits are available under the 1995 Retention Plan only if a participant terminates employment, becomes disabled or dies on or after meeting the early retirement age and service, holds an executive-level position immediately prior to termination or death, and has final average pay of at least $160,000 immediately prior to termination, disability or death.

•        The benefit provided under the 1995 Retention Plan is payable only as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•        If the participant terminates employment on or after age 60, the 1995 Retention Plan benefit expressed as an annual single life annuity is equal to:

•        If the participant terminates employment before age 60, the annual single life annuity resulting from the sum of the amounts specified in (1) through (4) is reduced as specified in the Retention Plan. For example, if a participant terminates at age 59, the benefit is reduced by 3%, at age 58, by 7%, and at age 57, by 11%.

•        The benefit of a participant in the 1995 Retention Plan will not be less than the benefit that would be provided if the participant were in the 1999 Retention Plan, as described in the next subsection.

Material Terms and Conditions: 1999 Retention Plan

•        The benefits provided under the Retention Plan to Mrs. Rometty are determined under the Retention Plan formula in effect on and after the July 1, 1999 amendment (1999 Retention Plan).

•        Benefits are available under the 1999 Retention Plan if a participant holds an executive-level position immediately prior to termination or death, has final average pay in excess of $405,400 on both January 1, 2007 and immediately prior to termination or death, and either:

–       Terminates employment for any reason other than cause or dies, in each case after attaining age 60 and completing at least five years of service; or

–       Terminates employment for any reason other than cause or dies, in each case after attaining age 55 and completing at least 15 years of service and either becomes disabled (as determined under IBM’s long-term disability plan), or if approved by the Board in the case of the two highest paid officers (and if approved by the Compensation Committee and the chairman and chief executive officer in the case of any other officer of IBM).

•        If the participant terminates employment after attaining age 60 and completing at least five years of service, the 1999 Retention Plan benefit expressed as an annual single life annuity is equal to:

•        In no event will the sum of the amounts in (1) and (2) exceed 65% times final average pay times a fraction (no greater than 1), the numerator of which is the participant’s years of service and the denominator of which is 35.

•        A participant who terminates employment after attaining age 55, but prior to attaining age 60, who completes at least 15 years of service, and who receives Compensation Committee and chairman and chief executive officer approval (or Board approval in the case of the two highest paid officers) as described above, will receive a reduced single life annuity. The reduced single life annuity will be determined by reducing the sum of the amounts specified in (1) and (2) by 0.5% for each month that the benefit commencement date precedes age 60.

Compensation Elements Included in Calculations

The definitions of eligible final average pay and eligible compensation for purposes of the Retention Plan have the same meanings as under the Pension Credit Formula in the IBM Personal Pension Plan.

Funding

•        The Retention Plan is unfunded and maintained as a book reserve (notional) account.

•        No funds are set aside in a trust or otherwise; participants in the Retention Plan are general unsecured creditors of IBM regarding the payment of their Retention Plan benefits.

Policy Regarding Extra Years of Credited Service

•        Generally, a participant’s years of credited service for benefits are based on the years an employee participated in the IBM Personal Pension Plan through December 31, 2007, the date accrual of future benefits stopped.

Available Forms of Payment

•        A participant’s benefit is only payable in the form of an annuity with monthly benefit payments beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code). Lump sum payments are not available under the Retention Plan.

•        A participant may elect to receive his or her benefit in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Retention Plan Benefit

The annual Retention Plan benefit that was earned as of December 31, 2007 and that is payable as a single life annuity beginning at the earliest unreduced retirement age (as defined in the next subsection) for each eligible named executive officer is detailed in the table below.

Annual Retention
Plan Benefit at
Earliest Unreduced
Name	Retirement Age
V.M. Rometty	$101,908
J.E. Kelly III	593,835

Present Value of Accumulated Benefit

•        The present value of accumulated benefit shown in the 2016 Retention Plan Table below is the value as of December 31, 2016 of the annual Retention Plan benefit that was earned as of December 31, 2007.

•        The earliest unreduced retirement age is the earliest age an eligible named executive officer may start receiving the Retention Plan benefit without a reduction for early commencement. As of December 31, 2016, Dr. Kelly had reached the earliest unreduced retirement age. Because Mrs. Rometty did not attain age 60 by December 31, 2016, the earliest unreduced retirement age is her age on the first day of the month that coincides with or next follows the attainment of age 60.

•        Certain assumptions were used to determine the present value of the annual accumulated Retention Plan benefit that is payable beginning at the earliest unreduced retirement age. Those assumptions are described immediately following the 2016 Retention Plan Table.

2016 Retention Plan Table

		Number of Years	Present Value of	Payments During
		Credited Service (1)	Accumulated Benefit (2)	Last Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
V.M. Rometty	Retention Plan	26	$1,659,974	$0
J.E. Kelly III	Retention Plan	27	8,933,063	0

(1)    Reflects years of credited service as of December 31, 2007, which was the date accruals under the Retention Plan stopped. Each of the eligible named executive officers in this table has nine additional years of service with IBM after that date.

(2)    While the accruals under the Retention Plan stopped on December 31, 2007, the value of the Retention Plan benefit for the eligible named executive officers will continue to change based on their ages, the assumptions used to calculate the present value of the accumulated benefit, and the benefit that would be provided under the IBM Personal Pension Plan.

Assumptions to determine present value for each eligible named executive officer, as of December 31, 2016:

•        Measurement date: December 31, 2016

•        Interest rate for present value: 3.8%

•        To determine Personal Pension Account benefit:

–       Interest crediting rate: 1.6% for 2017 and after

–       Interest rate to convert Personal Pension Account balance to single life annuity: 1.4767% for years 1–5, 3.3533% for years 6-20, and 4.29% for year 21 and after

–       Mortality table to convert Personal Pension Account balance to single life annuity is 2017 Personal Pension Account Optional Combined Unisex Table

•        Mortality (pre-commencement): None

•        Mortality (post-commencement):

–       Base Table: Modified RP-2014 White Collar sex-distinct annuitant tables with adjustment to 2011 by backing out MP-2014 improvement and further adjusting the mortality rates at each age (averaging approximately 1.06).

–       Improvement Scale: A modified Scale MP-2016 projection table with projected improvements starting in 2011 for healthy mortality. The modified table is based on the RPEC_2014 v2016 model, with the same 20 year diagonal convergence period and 10 year horizontal convergence period and underlying weighting percentages for the age/period and year-of-birth cohort periods. The long-term improvement rates are 0.75% up to age 85, linearly decreasing to 0.0% at age 115.

•        Withdrawal rates: None

•        Retirement rates: None prior to Assumed Retirement Age

•        Normal Retirement Age: Age 60 for Retention Plan, Age 65 for IBM Personal Pension Plan

•        Assumed Retirement Age: Later of Age 60 for Retention Plan, Age 65 for IBM Personal Pension Plan, or current age

•        Accumulated benefit is calculated based on credited service and final average pay as of December 31, 2007.

•        Offset for benefit payable under the IBM Personal Pension Plan is determined based on the single life annuity that would be payable under the plan beginning on the first day of the month following the assumed termination of employment.

•        Present value is the present value of the single life annuity payable at assumed retirement age beginning on the first day of the month following the assumed termination of employment. The six-month delay under the Retention Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose.

•        All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at termination of employment.

Assumptions to determine present value as of December 31, 2015:

•        The column titled Change in Retention Plan Value in the 2016 Summary Compensation Table quantifies the change in the present value of the Retention Plan benefit from December 31, 2015 to December 31, 2016.

•        To determine the present value of the Retention Plan benefit as of December 31, 2015, the same assumptions that are described above to determine present value as of December 31, 2016 were used, except (1) a 4.0% interest rate and the Modified MP-2015 improvement scale, and (2) to determine the Personal Pension Account benefit, the following were used:

–       Interest crediting rate: 1.3% for 2016 and after

–       Interest rate to convert Personal Pension Account balance to annual single life annuity: 1.66% for years 1–5, 4.06% for years 6–20, and 5.0267% for year 21 and after

–       Mortality table for Personal Pension Account balance conversion: 2016 Personal Pension Account Optional Combined Unisex Table

2016 PENSION BENEFITS NARRATIVE

The 2016 Pension Benefits Tables show the number of years of credited service, present value of accumulated benefit and payments during the last fiscal year for each eligible named executive officer under the IBM U.S. defined benefit pension plan and the IBM Germany Vorsorgeplan, as applicable. Mrs. Rometty, Mr. Schroeter and Dr. Kelly have pension benefits under the U.S. defined benefit pension plan; Mr. Jetter has a pension benefit under the IBM Germany Vorsorgeplan, a defined benefit pension plan, and Mr. Clementi does not have a benefit under any IBM defined benefit pension plan.

U.S. Qualified Plan and Nonqualified Plan Descriptions — General

The IBM Personal Pension Plan consists of a tax-qualified plan and a non-tax qualified plan. Effective January 1, 2008, the non-tax qualified plan was renamed the IBM Excess Personal Pension Plan and is referred to herein as the Nonqualified Plan, and the tax-qualified plan is referred to as the Qualified Plan. The combined plan is referred to herein as the IBM Personal Pension Plan. Effective January 1, 2005, the IBM Personal Pension Plan was closed to new participants.

Plan Description

•        Effective July 1, 1999, IBM amended the IBM Personal Pension Plan to provide a new benefit formula, but allowed participants who met certain age and service conditions as of June 30, 1999, to elect to continue to earn benefits under the prior formulas, including the Pension Credit Formula.

•        Accrual of future benefits under the IBM Personal Pension Plan stopped on December 31, 2007. Accordingly, a participant’s pension benefit does not consider pay earned and service credited after such date.

•        The Qualified Plan provides funded, tax-qualified benefits up to the limits on compensation and benefits under the Internal Revenue Code.

•        The Nonqualified Plan provides unfunded, nonqualified benefits in excess of the limits on compensation.

IBM U.S. Personal Pension Plan (Qualified Plan)

Purpose of the Qualified Plan

•        The Qualified Plan was designed to provide tax-qualified pension benefits that are generally available to all U.S. regular employees.

•        The cessation of accruals under the Qualified Plan and the continued IBM contributions under the tax-qualified defined contribution plan, the IBM 401(k) Plus Plan, reflects IBM’s desire to provide appropriate benefits for its employees, consistent with the changing needs of IBM’s workforce and the changing nature of retirement benefits provided by IBM’s current competition.

Material Terms and Conditions: Pension Credit Formula under the Qualified Plan

•        The benefits under the Qualified Plan for Mrs. Rometty are determined under the Pension Credit Formula. Mrs. Rometty satisfied the eligibility requirements for the Pension Credit Formula in 1999.

•        The Pension Credit Formula is a pension equity formula that provides annual benefits based on a participant’s total point value divided by an annuity conversion factor.

•        The total point value is equal to total base points times final average pay plus total excess points times final average pay in excess of Social Security Covered Compensation.

•        For purposes of the Pension Credit Formula, final average pay is equal to average compensation over the final five years of employment or the highest consecutive five calendar years of compensation, whichever is greater, prior to 2008.

•        The annuity conversion factor is pre-determined according to the IBM Personal Pension Plan document.

•        Prior to 2008, participants earned points as follows: 0.16 base points each year until a 4.25 base point cap was reached, and 0.03 excess points each year until a 0.75 excess point cap was reached.

•        The total point value is converted to an annuity at the benefit commencement date based on pre-determined annuity conversion factors.

•        A participant may receive his or her benefit immediately following termination of employment, or may defer benefit payments until any time between early retirement age and normal retirement age.

•        Early retirement age is defined as:

–       Any age with 30 years of service;

–       Age 55 with 15 years of service; or

–       Age 62 with five years of service.

•        As of December 31, 2016, Mrs. Rometty had attained early retirement age.

•        Under the Pension Credit Formula, a participant who terminates employment and whose pension benefit commences before his or her normal retirement age will receive smaller monthly annuity payments than if his or her benefit commences at normal retirement age.

•        Instead of receiving his or her entire benefit under the Pension Credit Formula as an annuity, a participant may elect to receive a portion of the benefit as an unsubsidized lump sum. The lump sum amount is based on the benefit the participant earned before January 1, 2000.

Material Terms and Conditions: Personal Pension Account Formula under the Qualified Plan

•        Mr. Schroeter’s and Dr. Kelly’s benefit under the Qualified Plan is determined under the Personal Pension Account formula, which is a cash balance formula.

•        According to the terms of the Qualified Plan, under the Personal Pension Account formula prior to 2008, the eligible named executive officers above receive pay credits and interest credits to their respective Personal Pension Accounts. The pay credits for a year were equal to 5% of the eligible named executive officers’ eligible compensation for that year. The interest credits are based on the annual interest rate on one-year Treasury Constant Maturities plus 1%. Further, the eligible named executive officers may receive their benefit under the Personal Pension Account formula at any time following termination of employment, but may not defer the commencement of the benefit later than normal retirement age. If the eligible named executive officers’ benefit begins to be paid before normal retirement age, it will be reduced when compared to the benefit that would commence at normal retirement age. The eligible named executive officers may receive their benefit in the following forms: a lump sum equal to the Personal Pension Account balance, an annuity that is actuarially equivalent to the Personal Pension Account balance, or both a partial lump sum and a reduced annuity.

Compensation Elements Included in Calculations

•        Prior to 2008, eligible compensation was generally equal to the total amount that is included in income including:

–       Salary;

–       Recurring payments under any form of variable compensation plan (excluding stock options and other equity awards); and

–       Amounts deducted from salary and variable compensation under IBM’s Internal Revenue Code Section 125 plan (cafeteria plan), and amounts deferred under IBM’s 401(k) Plus Plan and Excess 401(k) Plus Plan.

•        Equity compensation — stock options, RSUs, RRSUs and PSUs — was excluded from eligible compensation.

•        Compensation for a year was limited to the compensation limit under the Internal Revenue Code. For 2007, the last year that benefits accrued under the Qualified Plan, the compensation limit was $225,000. In addition, benefits provided under the Qualified Plan may not exceed an annual benefit limit under the Internal Revenue Code (which in 2016 was $215,000 payable as an annual single life annuity beginning at normal retirement age).

Qualified Plan Funding

•        Benefits under the Qualified Plan are funded by an irrevocable tax-exempt trust.

•        A participant’s benefits under the Qualified Plan are payable from the assets held by the tax-exempt trust.

Policy Regarding Extra Years of Credited Service

•        Generally, a participant’s years of credited service are based on the years an employee participates in the Qualified Plan.

•        The years of credited service for the eligible named executive officers are based only on their service while eligible for participation in the Qualified Plan. In 2005, Mr. Schroeter left IBM U.S. and became an executive of IBM Australia, and therefore, Mr. Schroeter’s years of credited service for benefit calculations in the 2016 Pension Benefits Table are based only on his service with IBM U.S.

IBM U.S. Excess Personal Pension Plan (Nonqualified Plan)

Purpose of the Nonqualified Plan

•        The Nonqualified Plan provides Qualified Plan participants with benefits that may not be provided under the Qualified Plan because of the tax limits on eligible compensation.

•        The benefit provided to a participant is payable following a separation from service from IBM (subject to the six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

Material Terms and Conditions of the Nonqualified Plan

•        The Nonqualified Plan provides a benefit that is equal to the benefit that would be provided under the Qualified Plan if the compensation and benefit limits did not apply minus the benefit actually provided under the Qualified Plan disregarding the benefit limits.

Nonqualified Plan Funding

•        The Nonqualified Plan is unfunded and maintained as a book reserve (notional) account.

•        No funds are set aside in a trust or otherwise; participants in the Nonqualified Plan are general unsecured creditors of IBM with respect to the payment of their Nonqualified Plan benefits.

Policy Regarding Extra Years of Credited Service

•        The years of credited service for the eligible named executive officers are based only on their service while eligible for participation in the Qualified Plan.

Available Forms of Payment

Pension Credit Formula

•        A portion of the benefit that is available to Mrs. Rometty under the Qualified Plan may be paid as a lump sum. The portion is determined on the benefit that was earned before January 1, 2000.

•        The benefit available to Mrs. Rometty under the Nonqualified Plan may only be paid as an annuity.

Personal Pension Account

•        Under the terms of the Qualified Plan, the entire benefit may be paid as a lump sum.

•        Under the terms of the Nonqualified Plan, Mr. Schroeter’s entire Nonqualified Plan benefit must be paid as a mandatory lump sum. Dr. Kelly has elected to receive his Nonqualified Plan benefit in a lump sum immediately following separation from service.

•        The maximum lump sum amount that the eligible named executive officers could have elected to receive under the Qualified Plan and Nonqualified Plan, as of January 1, 2017 if they had a separation from service from IBM on December 31, 2016 was equal to:

	Maximum Lump Sum
			Total Available
Name	Qualified Plan	Nonqualified Plan	Lump Sum
V.M. Rometty	$462,268	N/A	$462,268
M.J. Schroeter	62,190	$21,191	83,381
J.E. Kelly III	447,797	973,744	1,421,541

•        A participant may elect to receive his or her entire benefit, or the portion of the benefit that is not paid as a lump sum, in the form of a single life annuity or in certain other actuarially equivalent forms of payment.

Annual Pension Benefits

The annual pension benefit that was earned as of December 31, 2007, and that is payable as a single life annuity beginning at normal retirement age for each of the eligible named executive officers is below. Because Mr. Schroeter and Dr. Kelly will receive a lump sum payment for their Nonqualified Plan benefits, no amount is represented for them in the Nonqualified Plan column below:

	Annual Pension Benefit at Normal Retirement Age
Name	Qualified Plan	Nonqualified Plan	Total Benefit
V.M. Rometty	$82,083	$342,761	$424,844
M.J. Schroeter	5,578	N/A	5,578
J.E. Kelly III	33,681	N/A	33,681

Present Value of Accumulated Benefit

•        The present value of accumulated benefit is the value as of December 31, 2016 of the annual pension benefit that was earned as of December 31, 2007.

•        The annual pension benefit is the benefit that is payable for the named executive officer’s life beginning at his or her normal retirement age.

•        The normal retirement age is defined as the later of age 65 or the completion of one year of service.

•        Certain assumptions were used to determine the present value of accumulated benefits. Those assumptions are described immediately following the 2016 Pension Benefits Table.

2016 Pension Benefits Table

As noted in the Introduction and Purpose to the 2016 Retention Plan Narrative, the 2016 Pension Benefits Table does not include amounts reflected in the 2016 Retention Plan Table.

		Number of Years	Present Value of	Payments During
		Credited Service (1)	Accumulated Benefit(2)	Last Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
V.M. Rometty	Qualified Plan	26	$1,000,374	$0
	Nonqualified Plan		4,177,322	0
	Total Benefit		$5,177,696	$0
M.J. Schroeter	Qualified Plan	4	$48,749	$0
	Nonqualified Plan		16,128	0
	Total Benefit		$64,877	$0
J.E. Kelly III	Qualified Plan	27	$436,803	$0
	Nonqualified Plan		929,588	0
	Total Benefit		$1,366,391	$0

(1)    Reflects years of credited service as of December 31, 2007, which was the date accruals under the Qualified Plan and the Nonqualified Plan stopped. Each of the named executive officers in this table has nine additional years of service with IBM after that date.

(2)    While the accruals under the Qualified Plan and the Nonqualified Plan stopped on December 31, 2007, the value of the Qualified Plan and Nonqualified Plan benefits for the eligible named executive officers will continue to change based on their ages and the assumptions used to calculate the present value of the accumulated benefit.

Assumptions to determine present value as of December 31, 2016 for each eligible named executive officer:

•        Measurement date: December 31, 2016

•        Interest rate for present value: 3.8%

•        To determine Personal Pension Account benefit:

–       Interest crediting rate: 1.6% for 2017 and after

–       Interest rate to convert Personal Pension Account balance to single life annuity: 1.4767% for years 1–5, 3.3533% for years 6–20, and 4.29% for year 21 and after

–       Mortality table to convert Personal Pension Account balance to single life annuity is 2017 Personal Pension Account Optional Combined Unisex Table

•        Mortality (pre-commencement): None

•        Mortality (post-commencement):

–       Base Table: Modified RP-2014 White Collar sex-distinct annuitant tables with adjustment to 2011 by backing out MP-2014 improvement and further adjusting the mortality rates at each age (averaging approximately 1.06).

–       Improvement Scale: A modified Scale MP-2016 projection table with projected improvements starting in 2011 for healthy mortality. The modified table is based on the RPEC_2014 v2016 model, with the same 20 year diagonal convergence period and 10 year horizontal convergence period and underlying weighting percentages for the age/period and year-of-birth cohort periods. The long-term improvement rates are 0.75% up to age 85, linearly decreasing to 0.0% at age 115.

•        Withdrawal rates: None

•        Retirement rates: None prior to Assumed Retirement Age

•        Normal Retirement Age: Age 60 for Retention Plan, Age 65 for IBM Personal Pension Plan

•        Assumed Retirement Age: Later of Age 60 for Retention Plan, Age 65 for IBM Personal Pension Plan, or current age

•        Accumulated benefit is calculated based on credited service and compensation history as of December 31, 2007.

•        Benefit payable as a single life annuity in the case of the Pension Credit Formula and lump sum in the case of the Personal Pension Account Formula beginning on the first day of the month following a separation from service from IBM. The six-month delay under the Nonqualified Plan for “specified employees” as required under Section 409A of the Internal Revenue Code was disregarded for this purpose.

•        The Pension Credit Formula conversion factor is based on age at December 31, 2007 and commencement at age 65.

•        All results shown are estimates only; actual benefits will be based on precise credited service and compensation history, which will be determined at separation from service from IBM.

Assumptions to determine present value as of December 31, 2015:

•        The column titled Change in Pension Value in the 2016 Summary Compensation Table quantifies the change in the present value of the pension benefit from December 31, 2015 to December 31, 2016.

•        To determine the present value of the pension benefit as of December 31, 2015, the same assumptions that are described above to determine the present value as of December 31, 2016 were used, except a (1) 3.7% interest rate and Modified MP-2014 improvement scale, and (2) to determine the Personal Pension Account benefit, the following were used:

–       Interest crediting rate: 1.3% for 2016 and after

–       Interest rate to convert Personal Pension Account balance to single life annuity: 1.66% for years 1–5, 4.06% for years 6–20, and 5.0267% for year 21 and after

–       Mortality table for Personal Pension Account balance conversion: 2016 Personal Pension Account Optional Combined Unisex Table

IBM Germany Pension Plan

Plan Description

•        Mr. Jetter was an employee of IBM Germany through January 31, 2015 and was a participant in the APP defined benefit pension plan which was closed to new hires in 1992. Benefits for all participants continue to accrue under this plan. In connection with the closure of all remaining open defined benefit plans to new hires in 2010, IBM Germany offered all APP participants the option to convert their individual pension plans into the IBM Vorsorgeplan (IVP). Under the conversion, vested defined benefit pension rights under the APP were frozen, and all new pension entitlements were earned as cash balance entitlement (accumulation account).

Material Terms and Conditions

•        Mr. Jetter accepted the conversion and became a participant in the IVP, and therefore he has two entitlements: (i) the monthly pension according to the closed APP defined benefit plan earned through December 31, 2009 (the date of the conversion) (“Prior Benefit”); and (ii) the new cash entitlements earned since 2010 through January 31, 2015 under the IVP (“New Benefit”).

•        Mr. Jetter’s Prior Benefit is calculated using creditable compensation and service as of December 31, 2008 and shall be increased as follows:

(1)      Achievable pension — which is calculated based on years of service up to age 62 and creditable salary as of December 12, 2008;

(2)      Vested pension — vested part of the achievable pension is calculated by multiplying the achievable pension by the ratio where the numerator is the years of service up to the conversion and the denominator is the employee’s years of service until the employee has reached age 62; plus

(3)      Growing vested pension — the portion of the benefit that continues to increase until a pensionable event occurs. The increase is determined based on individual salaries up to the relevant key date as compared to December 12, 2008.

•        Mr. Jetter’s New Benefit is comprised of IBM Germany contributions. As long as the participant has not terminated employment from IBM Germany, IBM Germany provides a contribution on December 31 each year until the participant turns 67, and a prorated contribution if a participant terminates prior to December 31.

•        For Mr. Jetter, the IBM Germany contribution was 33.55 % per year times the total sum of his monthly pensionable earnings during the calendar year (which is 110% of Mr. Jetter’s monthly gross earnings). As Mr. Jetter separated from IBM Germany in January 2015, he received a prorated contribution in 2015.

•        The contributions earn a guaranteed return rate of 3.5% while the participant is employed, up to age 67. In addition, interest was credited annually through December 31, 2014 (0.75% from January 1, 2010 to December 31, 2012, and 0.25% from January 1, 2013 to December 31, 2014, after that 0.0%. For Mr. Jetter, who participated in APP and who converted to the IVP in 2010, the annual interest rate is a minimum of .75%.

Payment of the Plan Benefits

•        A participant is entitled to a benefit if:

(a)      he terminates employment at age 67 (retirement pension);

(b)      he terminates employment after age 60 but prior to age 67 (early retirement pension) — between 60 and 62 with deductions; or

(c)       he terminates employment prior to age 67 and receives a full and indefinite disability pension from the statutory pension insurance or a similar institution.

The Prior Benefit and the New Benefit have different payment rules.

Payment of Prior Benefit

•        The Prior Benefit is paid as an annuity, paid monthly and generally starts the month following the month in which the pensionable event has occurred. However, at retirement, Mr. Jetter can elect to have the entire Prior Benefit paid as a lump sum payment or as eight installment payments.

Payment of New Benefit

•        The New Benefit is paid in eight annual installments, each installment is increased by 3.5% after 12 months in each case from the date of the pensionable event up to the due date of the relevant installment (prorated if less than 12 months). The first installment is due and payable at the end of the fourth calendar month after the date on which the pensionable event has occurred and all following installments will occur that time each year thereafter for seven years. However, at retirement, Mr. Jetter can elect to have the entire New Benefit paid in a lump sum payment.

Compensation Elements Included in Calculations

•        Eligible compensation for the Prior Benefit is the total amount of salary and recurring payments under any form of variable compensation plan, including annual incentive program payments.

•        Eligible compensation for the New Benefit is the total amount of salary earned while eligible for contributions into the New Benefit under IVP.

•        Equity compensation — stock options, RSUs, RRSUs and PSUs — was excluded from eligible compensation for both the Prior Benefit and New Benefit.

Plan Funding

•        Mr. Jetter’s benefit is funded in part by an irrevocable contractual trust to which IBM Germany makes contributions. The remainder of his benefit under IVP is a direct promise to pay, which is unfunded, but is reinsured by the IBM Deutschland Pensionskasse VVaG.

Policy Regarding Extra Years of Credited Service

•        Mr. Jetter’s years of credited service under IVP are based only on his service as an IBM Germany employee. Mr. Jetter’s Prior Benefit only counts pay and service through December 31, 2008 and his New Benefit counts pay from January 1, 2010 through January 31, 2015, the date Mr. Jetter’s employment with IBM Germany ended.

2016 PENSION BENEFITS TABLE — IBM GERMANY PENSION PLAN

			Present Value	Payments
		Number of Years	of Accumulated	During Last
		Credited Service(1)	Benefit(2)	Fiscal Year
Name	Plan Name	(#)	($)	($)
(a)	(b)	(c)	(d)	(e)
M. Jetter	IBM	30	$7,558,623	$0
Vorsorgeplan

(1)    Reflects years of credited service as of January 31, 2015, which was the date that Mr. Jetter’s employment with IBM Germany ended. Mr. Jetter has almost two years of service with IBM after that date.

(2)    While the contributions under the IVP stopped on January 31, 2015, the value of Mr. Jetter’s benefit will continue to change based on his age and the assumptions used to calculate the present value of the accumulated benefit. The present value of Mr. Jetter’s accumulated benefit as of December 31, 2016 was €7,187,052 and the exchange rate from euros to U.S. dollars was 1.0517.

Assumptions to determine present value as of December 31, 2016 for Mr. Jetter:

•        Measurement date: December 31, 2016

•        Interest rate for present value: 1.7%

•        Cost of living: 1.8%

•        Mortality: Richttafeln Heubeck 2005 G, Köln

Assumptions to determine present value as of December 31, 2015 for Mr. Jetter:

•        The column titled Change in Pension Value in the 2016 Summary Compensation Table quantifies the change in the present value of the pension benefit from December 31, 2015 to December 31, 2016.

•        To determine the present value of the pension benefit as of December 31, 2015, the same assumptions that are described above to determine the present value as of December 31, 2016 were used, except a 2.25% interest rate was used.

•        All results shown are estimates only; actual benefit will be based on precise credited service and compensation history, which will be determined at termination of employment.

2016 NONQUALIFIED DEFERRED COMPENSATION NARRATIVE

IBM Excess 401(k) Plus Plan — U.S.

General Description and Purpose

•        Effective January 1, 2008, the IBM Executive Deferred Compensation Plan (EDCP) was amended and renamed the IBM Excess 401(k) Plus Plan. IBM employees, including the named executive officers, who are eligible to participate in the IBM 401(k) Plus Plan and whose eligible pay is expected to exceed the Internal Revenue Code compensation limit for the applicable plan year are eligible to participate in the Excess 401(k) Plus Plan. The purpose of the Excess 401(k) Plus Plan is to provide employees with the opportunity to save for retirement on a tax-deferred basis and provide benefits that would be provided under the qualified IBM 401(k) Plus Plan if the compensation limits did not apply.

•        The 2016 Nonqualified Deferred Compensation Table shows the employee deferrals (executive contributions), IBM match (registrant contributions), automatic contributions (registrant contributions), discretionary awards (registrant contributions) and investment gain or loss (aggregate earnings) for each named executive officer during 2016.

•        The table also shows the total balance that each named executive officer has accumulated over all the years he or she has participated in the plan.

•        Account balances in the Excess 401(k) Plus Plan are comprised of cash amounts that were deferred by the participant or contributed by IBM (Basic Account), and all deferred shares, comprised of shares that were deferred by the participant (Deferred IBM Shares). Generally, amounts deferred and vested prior to January 1, 2005 are not subject to Section 409A of the Internal Revenue Code, while amounts deferred and vested on and after January 1, 2005 are subject to Section 409A of the Internal Revenue Code.

•        The Excess 401(k) Plus Plan balance is not paid to, and cannot be accessed by, the participants until after a separation from service from IBM.

•        The Excess 401(k) Plus Plan allows the clawback of IBM matching and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in activity that is detrimental to IBM (including but not limited to competitive business activity, disclosure of confidential IBM information and solicitation of IBM clients or employees).

Compensation Eligible for Deferral under Excess 401(k) Plus Plan

•        An eligible employee may elect to defer up to 80% of salary and eligible performance pay, which includes annual incentive program payments.

•        In both cases, the Internal Revenue Code requires the deferral elections to be made before the calendar year in which the compensation is earned.

Deferred IBM Shares

•        Prior to January 1, 2008, under the EDCP, any executive, including non-U.S. executives, could have elected to defer receipt of shares of IBM stock that otherwise would be paid as a result of the vesting of certain restricted stock unit awards granted on or before December 31, 2007 under IBM’s Long-Term Performance Plan (LTPP). Such deferral occurred when the awards vested.

•        In addition, in accordance with Internal Revenue Service rules, an executive could have also elected to defer receipt of shares of IBM stock that otherwise would be paid on or before February 1, 2008 as a result of the vesting of Performance Share Unit (PSU) awards under IBM’s LTPP.

•        There are no outstanding deferral elections that would result in the deferral of stock in 2016, or thereafter.

•        Dividend equivalents on Deferred IBM Shares are paid in cash at the same rate and on the same date as the dividends paid to IBM stockholders.

Excess 401(k) Plus Plan Funding

•        The Excess 401(k) Plus Plan is unfunded and maintained as a book reserve (notional) account.

•        No funds are set aside in a trust or otherwise; participants in the plan are general unsecured creditors of IBM for payment of their Excess 401(k) Plus Plan accounts.

IBM Matching Contributions

•        IBM credits matching contributions to the Basic Account of each eligible participant who defers salary or eligible performance pay under the Excess 401(k) Plus Plan.

•        The matching contributions equal the percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The maximum matching contribution percentage for a participant is the same as the participant’s percentage under the IBM 401(k) Plus Plan. Generally, participants hired or rehired by IBM U.S. before January 1, 2005, are eligible for up to 6% matching contributions; generally, participants hired or rehired by IBM U.S. on or after January 1, 2005 and who complete one year of service, are eligible for up to 5% matching contributions. Mrs. Rometty and Dr. Kelly are eligible for a 6% matching contribution and Messrs. Schroeter, Jetter and Clementi are eligible for a 5% matching contribution. Effective January 1, 2016, the matching contributions equal the sum of (i) a participant’s match rate times the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s match rate times the eligible compensation after reaching the Internal Revenue Code compensation limits.

IBM Automatic Contributions

•        Effective January 1, 2008, IBM credits automatic contributions to the Basic Account of each eligible participant.

•        The automatic contributions equal a percentage of the sum of (i) the amount the participant elects to defer under the Excess 401(k) Plus Plan, and (ii) the participant’s eligible compensation after reaching the Internal Revenue Code compensation limits. The automatic contribution percentage for a participant is the participant’s automatic contribution percentage under the IBM 401(k) Plus Plan. Generally, the percentage is 2% or 4% if the participant was hired or rehired by IBM U.S. before January 1, 2005 (depending on the participant’s pension plan eligibility on December 31, 2007), or 1% if the participant was hired or rehired by IBM U.S. on or after January 1, 2005 and completes one year of service. For purposes of calculating the automatic contributions under the IBM 401(k) Plus Plan, the participant’s eligible pay excludes the amount the participant elects to defer under the Excess 401(k) Plus Plan. The automatic contribution percentage is 4% for Mrs. Rometty; 2% for Dr. Kelly; and 1% for each of Messrs. Schroeter, Jetter and Clementi.

•        Matching contributions and automatic contributions are made once annually at the end of the year. In order to receive such IBM contributions each year, a participant must have completed the service requirement, and must be employed on December 15 of the plan year. However, if a participant separates from service (including going on long-term disability) prior to December 15, and the participant has:

–       At least 30 years of service;

–       At least 15 years of service and is at least age 55;

–       At least 5 years of service and is at least age 62; or

–       At least 1 year of service and is at least age 65;

or, effective July 1, 2016, if a participant dies prior to December 15 in a given year, then the participant will be eligible to receive such IBM contributions as soon as practicable following separation from service.

IBM Transition Credits

•        Effective for the period of January 1, 2008 through June 30, 2009, IBM credited transition credits to an eligible participant’s Basic Account for those employees who were receiving transition credits in their Personal Pension Account under the Qualified Plan as of December 31, 2007. According to the terms of the IBM 401(k) Plus Plan, Dr. Kelly was eligible to receive transition credits.

Earnings Measures

•        A participant’s contributions to the Basic Account are adjusted for earnings and losses, until it has been completely distributed, based on investment choices selected by the participant.

•        IBM does not pay guaranteed, above-market or preferential earnings in the Excess 401(k) Plus Plan.

•        The available investment choices are the same as the primary investment choices available under the IBM 401(k) Plus Plan, which are as follows (with 2016 annual rates of return indicated for each):

–       Target Date 2010 Fund (6.50%)

–       Target Date 2015 Fund (7.35%)

–       Target Date 2020 Fund (8.08%)

–       Target Date 2025 Fund (8.82%)

–       Target Date 2030 Fund (9.53%)

–       Target Date 2035 Fund (9.93%)

–       Target Date 2040 Fund (10.00%)

–       Target Date 2045 Fund (9.99%)

–       Target Date 2050 Fund (10.00%)

–       Target Date 2055 Fund (10.02%)*

–       Income Plus Life Strategy Fund (5.89%)

–       Conservative Life Strategy Fund (7.51%)

–       Moderate Life Strategy Fund (8.40%)

–       Aggressive Life Strategy Fund (9.99%)

–       Interest Income Fund (3.08%)

–       Inflation Protected Bond Fund (4.69%)

–       Total Bond Market Fund (2.58%)

–       High Yield & Emerging Markets Bond Fund (12.10%)

–       Total Stock Market Index Fund (12.66%)

–       Total International Stock Market Index Fund (5.08%)

–       Real Estate Investment Trust Index Fund (8.50%)

–       International Real Estate Index Fund (2.33%)

–       Long-Term Corporate Bond Fund (9.79%)

–       Large Company Index Fund (11.96%)

–       Large-Cap Value Index Fund (17.31%)

–       Large-Cap Growth Index Fund (7.08%)

–       Small/Mid-Cap Stock Index Fund (16.69%)

–       Small-Cap Value Index Fund (31.82%)

–       Small-Cap Growth Index Fund (11.53%)

–       European Stock Index Fund (-.24%)

–       Pacific Stock Index Fund (4.89%)

–       Emerging Markets Stock Index Fund (11.78%)

–       IBM Stock Fund (24.82%)**

* Performance is calculated from the fund’s inception date, July 1, 2015

** Performance includes dividend equivalent reinvestment

•        A participant may change the investment selections for new payroll deferrals as frequently as each semi-monthly pay cycle and may change investment selections for existing account balances daily, subject to excessive trading restrictions.

•        Effective January 1, 2008, the IBM match under the Excess 401(k) Plus Plan is notionally invested in the investment options in the same manner participant contributions are notionally invested.

•        Because Deferred IBM Shares are credited, maintained and ultimately distributed only as shares of IBM’s common stock, they may not be transferred to any other investment choice at any time.

•        On a quarterly basis, dividend equivalents are credited to a participant’s account with respect to all or a portion of such account that is deemed to be invested in the IBM Stock Fund at the same rate as dividends to IBM stockholders.

•        Aggregate earnings on Deferred IBM Shares during the last fiscal year, as reported in column (d) of the 2016 Nonqualified Deferred Compensation Table, are calculated as the change in the price of IBM’s common stock between December 31, 2015 and December 31, 2016 for all Deferred IBM Shares that were contributed prior to 2016.

Payouts, Withdrawals and Other Distributions

•        No payouts, withdrawals or other distributions from the Basic Account are permitted prior to a separation from service from IBM.

•        At termination, the balance in an eligible executive’s Basic Account that was deferred prior to January 1, 2005 is paid to the executive in an immediate lump sum unless: (a) the balance exceeds $25,000 and (b) the executive satisfies the following age and service criteria:

–       At least age 55 with 15 years of service;

–       At least age 62 with 5 years of service;

–       At least age 65 with 1 year of service;

–       Any age with at least 30 years of service, provided that, as of June 30, 1999, the executive had at least 25 years of service or was at least age 40 with 10 years of service; or

–       Commencing benefits under the IBM Long-Term Disability Plan.

•        As of December 31, 2016, Mrs. Rometty and Dr. Kelly had satisfied the age and service criteria. Although Messrs. Jetter and Clementi also satisfied the age and service criteria, neither of them have a pre-2005 account balance under the Excess 401(k) Plus Plan.

•        If the participant has satisfied the age, service and account balance criteria at termination, but has not made a valid advance election of another form of distribution, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid in a lump sum in February of the year following separation.

•        If the participant has satisfied the age, service and account balance criteria at termination and has made a valid advance election, the amount of the participant’s Basic Account that was deferred prior to January 1, 2005 is paid as elected by the participant from among the following choices:

1.    Lump sum upon termination;

2.    Lump sum in February of the year following termination; or

3.    Annual installments (beginning February 1 of the year following termination) for a number of years (between two and ten) elected by the participant.

•        The participant’s Basic Account with respect to amounts deferred on or after January 1, 2005 may be distributed in the following forms as elected by the participant:

1.    Lump sum upon separation;

2.    Lump sum in February of the year following separation; or

3.    Annual installments (beginning February 1 of the year following separation) for a number of years (between two and ten) elected by the participant.

However, if the participant has elected annual installments and the total balance of the participant’s Basic Account upon a separation from service from IBM is less than 50% of the applicable Internal Revenue Code compensation limit (in 2016, 50% of this limit was $132,500), the amounts deferred on or after January 1, 2005 are distributed in a lump sum on the date installments would have otherwise begun.

•        Distribution elections may be changed in advance of separation, in accordance with Internal Revenue Code rules.

•        Distribution elections apply to both the Basic Account and the Deferred Shares Account. Further, within the Basic Account and the Deferred Shares Account, different distribution elections are permitted to be made for the amounts that were deferred before January 1, 2005 and the amounts that were deferred on or after January 1, 2005.

•        At December 31, 2016, the named executive officers had the following distribution elections on file:

–       Mrs. Rometty — 10 annual installments for all amounts

–       Mr. Schroeter — lump sum in February of the year following separation for all amounts

–       Mr. Jetter — immediate lump sum for all amounts

–       Dr. Kelly — lump sum in February of the year following separation for pre-2005 amounts, and 10 annual installments for post-2004 amounts

–       Mr. Clementi — 10 annual installments for all amounts

•        Deferred IBM Shares are distributed only in the form of shares of IBM’s common stock.

•        These distribution rules are subject to Section 409A of the Internal Revenue Code, including, for example, the rule that a “specified employee” may not receive a distribution of post-2004 deferrals until at least six months following a separation from service from IBM. All named executive officers, were “specified employees” under Section 409A at the end of the last fiscal year.

IBM Italy Pension Fund

General Description

•        Mr. Clementi was an employee of IBM Italy prior to his U.S. employment, which commenced January 1, 2009. While an employee of IBM Italy and an Italian citizen, Mr. Clementi is eligible for a pension under the social security system as required by law, and sponsored by the Italian government. IBM made legally required contributions to the social security system (INPS) on behalf of Mr. Clementi through December 31, 2008.

•        In addition to contributions to INPS, IBM Italy offers a supplementary plan, “Fondo Pensione Dirigenti IBM” (the “Supplementary Plan”) to its executive population, which provides additional pension benefits that exceed those provided by the social security system. The Supplementary Plan is a separate qualified legal entity under Italian law and is a defined contribution plan.

•        Generally, all executives employed by IBM Italy are eligible to participate in the Supplementary Plan. Participation is voluntary, and an executive must elect to participate in the Supplementary Plan.

Compensation Eligible for Deferral into the Supplementary Plan

•        Eligible executives can choose to participate in the Supplementary Plan in two ways: (i) by irrevocably transferring severance pay legally required to be set aside; or (ii) making contributions that are based on the participant’s pay (ranges from 2.5% for pay up to €46,123 to 7.3% for pay over €87,633).

•        Participants may also elect to make further voluntary monthly contributions to the Supplementary Plan.

Employer Contributions

•        For all participants, IBM Italy makes contributions to the Supplementary Plan on a monthly basis equal to a set amount that varies based on salary (2.5% to 5.48% of salary); provided that the employer contribution does not exceed 5.5% of the entire gross pay and that it is not less than the amount established under the applicable collective agreement (€4,800).

Earnings Measures

•        Participants choose to invest their account in one of three investment alternatives: the Insurance Fund, the Bond Securities Fund or the Share Fund. The default alternative is the Insurance Fund, which guarantees a minimum percentage return on capital depending on operating results (currently 2.0% annually calculated on the paid, consolidated capital as of January 1, 2013).

•        Participants may change their investment election for new contributions at any time, and may change their allocations among the investment alternatives once each year.

•        The Bond Securities Fund and the Share Fund do not provide any guaranteed return.

•        The 2016 annual rates of return for the three investment options are as follows:

–        Insurance Fund (2.79%)

–        Bond Securities Fund (2.35%)

–        Share Fund (2.34%)

Payouts, Withdrawals and Other Distributions

•        Participants are eligible (but are not required) to take a distribution after reaching pensionable age as set forth under law and have participated in the Supplementary Plan for at least five years.

•        Participants may receive their benefit as an annuity or as a combination of an annuity and partial lump sum payment — which lump sum payment shall not exceed 50%. Due to his hire date, Mr. Clementi may choose to take his entire benefit in a lump sum payment. Distribution elections are made at the time of retirement.

•        Any annuities paid from the Supplementary Plan are calculated in accordance with the Supplementary Plan regulations for converting plan accounts to annuities.

•        If the participant dies before accessing the benefits, the individual’s heirs or designated beneficiaries shall receive his account.

•        A participant can request an advance of his account under the following circumstances: (i) at any time, up to 75%, to cover health care costs in the event of a serious illness affecting the participant or his spouse or dependents; (ii) up to 75% for the purchase of his, or his children’s, primary residence or for maintenance to the residence, once a participant has participated for at least eight years; and (iii) up to a maximum of 30% for other purposes, once a participant has participated for at least eight years.

2016 Nonqualified Deferred Compensation Table

		Executive		Registrant	Aggregate	Aggregate	Aggregate
		Contributions in		Contributions in	Earnings	Withdrawal/	Balance
		Last FY (1)		Last FY (2)	in Last FY (3)	Distributions	at Last FYE (4)
Name		($)		($)	($)	($)	($)
(a)	Plan	(b)		(c)	(d)	(e)	(f )
V.M. Rometty	Basic Account	$350,100	Match	$350,100	$875,593	$0	$11,531,781
			Automatic	233,400
	Deferred IBM Shares	0		0	791,636	0	4,631,785
	Total	$350,100		$583,500	$1,667,230	$0	$16,163,566
M.J. Schroeter	Basic Account	$84,856	Match	$68,505	$318,689	$0	$2,017,687
			Automatic	13,701
	Deferred IBM Shares	0		0	0	0	0
	Total	$84,856		$82,206	$318,689	$0	$2,017,687
M. Jetter	Basic Account	$25,750	Match	$25,750	$370	$0	$63,706
			Automatic	11,868
	Deferred IBM Shares	0		0	268,352	0	1,570,099
	Total	$25,750		$37,618	$268,722	$0	$1,633,805
J.E. Kelly III	Basic Account	$709,770	Match	$80,400	$943,012	$0	$10,711,170
			Automatic	26,800
	Deferred IBM Shares	0		0	91,919	0	537,808
	Total	$709,770		$107,200	$1,034,931	$0	$11,248,978
E. Clementi	Basic Account	$762,771	Match	$63,831	$495,421	$0	$3,819,066
			Automatic	12,766
	Deferred IBM Shares	0		0	0	0	0
	Supplementary Plan(5)	0		0	43,942	0	1,618,975
	Total	$762,771		$76,597	$539,363	$0	$5,438,041

(1)    A portion of the amount reported in this column (b) for each named executive officer’s Basic Account, is included within the amount reported as salary for that officer in column (c) of the 2016 Summary Compensation Table. These amounts are: $80,100 for Mrs. Rometty; $31,990 for Mr. Schroeter; $25,750 for Mr. Jetter; $29,370 for Dr. Kelly; and $92,275 for Mr. Clementi.

(2)    For each of the named executive officers, the entire amount reported in this column (c) is included within the amount reported in column (i) of the 2016 Summary Compensation Table. The amounts reported as IBM contributions to defined contribution plans in footnote 6 to the 2016 Summary Compensation Table are larger because the amounts reported in that footnote also include IBM’s contributions to the IBM 401(k) Plus Plan.

(3)    None of the amounts reported in this column (d) are reported in column (h) of the 2016 Summary Compensation Table because IBM does not pay above-market or preferential earnings on deferred compensation.

(4)    Amounts reported in this column (f) for each named executive officer include amounts previously reported in IBM’s Summary Compensation Table in previous years when earned if that officer’s compensation was required to be disclosed in a previous year. Amounts previously reported in such years include previously earned, but deferred, salary and incentive and IBM matching and automatic contributions. This total reflects the cumulative value of each named executive officer’s deferrals, IBM contributions and investment experience, including an $8 quarterly administrative fee.

(5)    Amounts disclosed as of December 31,2016 were €41,782 and €1,539,389, respectively, and the exchange rate from euros to U.S. dollars was 1.0517.

2016 POTENTIAL PAYMENTS UPON TERMINATION NARRATIVE

Introduction

IBM does not have any plans, programs or agreements under which payments to any of the named executive officers are triggered by a change of control of IBM, a change in the named executive officer’s responsibilities or a constructive termination of the named executive officer.

The only payments or benefits that would be provided by IBM to a named executive officer following a termination of employment would be provided under the terms of IBM’s existing compensation and benefit programs (as described below). However, Messrs. Jetter and Clementi will be eligible for a payment upon termination pursuant to their IBM U.S. offer letters. These payments represent a one-time replacement payment to compensate Messrs. Jetter and Clementi for the retirement benefits that they would have continued to earn as employees of IBM Germany and IBM Italy, respectively.

Mr. Jetter’s payment equals the difference between (i) the amount of the benefit he would have accumulated, but not yet earned under the IBM Vorsorgeplan (IVP) had he remained an employee of IBM Germany, and (ii) the maximum amount of IBM matching and automatic contributions he is eligible to receive under the IBM 401(k) Plus Plan and the IBM Excess 401(k) Plus Plan (US Plans) regardless of whether he participates. These amounts shall be calculated from February 1, 2015 to the date that Mr. Jetter separates from service with IBM, and in accordance with the terms and conditions of the IVP and the US Plans. Payment shall be made in a lump sum in the February following the year of separation from service. If Mr. Jetter dies or becomes disabled, the payment shall be made 90 days after such death or disability. In order to become eligible for a payment under his offer letter, Mr. Clementi had to complete five years of service following January 1, 2009. After completing such service Mr. Clementi’s payment is equal to $500,000, plus, for each year that Mr. Clementi works beyond January 1, 2014, the amount payable is increased by 10% for a maximum period of five years (through January 1, 2019). The payment shall be made in a lump sum no later than the end of the year after Mr. Clementi separates from service with IBM.

The 2016 Potential Payments Upon Termination Table that follows this narrative reports such payments and benefits for each named executive officer assuming termination on the last business day of the fiscal year end.

As explained below, certain of these payments and benefits are enhanced by or dependent upon the named executive officer’s attainment of certain age and service criteria at termination. Additionally, certain payments or benefits are not available following a termination for cause and/or may be subject to forfeiture and clawback if the named executive officer engages in certain activity that is detrimental to IBM (including but not limited to competitive business activity, disclosure of confidential IBM information and solicitation of IBM clients or employees).

This 2016 Potential Payments Upon Termination Narrative and the 2016 Potential Payments Upon Termination Table do not reflect payments that would be provided to each named executive officer under the IBM 401(k) Plus Plan or the IBM Individual Separation Allowance Plan following termination of employment on the last business day of the fiscal year end because these plans are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers.

Qualified Plan amounts and Nonqualified Plan amounts are not reflected in the 2016 Potential Payments Upon Termination Table. Previously, these amounts were available under one plan, the IBM Personal Pension Plan, which was generally available to all U.S. regular employees similarly situated in years of service and dates of hire and did not discriminate in favor of executive officers. For amounts payable under the Qualified and Nonqualified Plans, see the 2016 Pension Benefits Table. Similarly, the IVP amount is not reflected in the 2016 Potential Payments Upon Termination Table as this amount is available under the IVP which was generally available to IBM Germany regular employees similarly situated in years of service and dates of hire and did not discriminate in favor of executive officers. The 2016 Potential Payments Upon Termination Table also does not quantify the value of retiree medical and life insurance benefits, if any, that would be provided to each named executive officer following such termination of employment because these benefits are generally available to all U.S. regular employees similarly situated in age, years of service and date of hire and do not discriminate in favor of executive officers; however, the named executive officers’ eligibility for such benefits is described below. The 2016 Potential Payments Upon Termination Table does not contain a total column because the Retention Plan payment is paid as an annuity, not a lump sum. Therefore, a total column would not provide any meaningful disclosure.

Annual Incentive Program (AIP)

•        The AIP may provide a lump sum, cash payment in March of the year following resignation, retirement or involuntary termination without cause. An AIP payment may not be paid if an executive engages in activity that is detrimental to IBM.

•        This payment is not triggered by termination; the existence and amount of any AIP payment is determined under the terms of the AIP applicable to all executives employed through December 31 of the previous year.

•        AIP payments to executive officers are subject to clawback as described in Section 3 of the 2016 Compensation Discussion and Analysis.

•        For purposes of the 2016 Potential Payments Upon Termination Table below, it is assumed that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in March 2017.

IBM Long-Term Performance Plans (LTPP)

•        The named executive officers have certain outstanding equity grants under the LTPP including:

–        Stock Options;

–        Restricted Stock Units (RSUs);

–        Retention Restricted Stock Units (RRSUs); and/or

–        Performance Share Units (PSUs).

•        The LTPP and/or the named executive officers’ equity award agreements contain the following terms:

–       Generally, unvested stock options, RSUs, RRSUs and PSUs are cancelled upon termination; and

–       Vested stock options may be exercised only for 90 days following termination.

•        Payment of these awards is not triggered by termination of employment (because the awards would become payable under the terms of the LTPP if the named executive officer continued employment), but if he or she resigns, retires or is involuntarily terminated without cause after attaining age 55 with at least 15 years of service, the following terms apply:

–       Vested stock options continue to be exercisable for the remainder of their ten-year term if approved by the Board, Compensation Committee or other appropriate management; and

–       IBM prorates a portion of unvested PSU awards to continue to vest under their original vesting schedules.

•        If an executive dies, outstanding stock options, RSU awards and RRSU awards would vest immediately, and outstanding PSU awards would remain outstanding and continue to vest under their original vesting schedules.

•        If an executive becomes disabled, outstanding stock options, RSU awards and RRSU awards would continue to vest under their original vesting schedules, and outstanding PSU awards would remain outstanding and continue to vest under their original vesting schedules.

•        Beginning with PSU and RSU awards granted in 2009, in cases other than death or disability, certain executives may be eligible for continued vesting of these awards after separation.

–       To ensure that the interests of the members of the Performance Team are aligned with IBM’s long-term interests as these leaders approach retirement, these executives, including the named executive officers, may be eligible to receive payouts of their full unvested PSU and RSU awards upon termination if the following criteria are met:

•        The executive is on the Performance Team at the time of departure;

•        For RSU awards, at least one year has passed since the award grant date; and for PSU awards, at least one year has passed in the performance period;

•        The executive has reached age 55 with 15 years of service at the time of departure; and

•        The payout has been approved by appropriate senior management, the Compensation Committee or the Board, in their discretion.

–       The Chairman and CEO is also eligible for the payouts described upon termination, except she must have reached age 60 with 15 years of service, and the payout must be approved by the Board, in its discretion.

–       Payouts of PSU awards after termination as described above will be made in February after the end of the three-year performance period and only if the performance goals are met. Payouts of RSU awards after termination, as described above, will be made in accordance with the original vesting schedule.

•        The 2016 Potential Payments Upon Termination Table assumes the following:

–       Amounts shown reflect the payout of the 2014 PSU awards calculated using the actual performance achieved for the 2014-2016 performance period and the 2016 fiscal year-end closing price of $165.99 for IBM common stock; and

–       Outstanding 2015 and 2016 PSU awards were not included because there is no guarantee of payment on these awards as they are subject to meeting threshold performance criteria.

–       Outstanding 2016 RSU awards are not included because the required service of at least one year since the award date of grant has not been completed.

•        LTPP awards are subject to forfeiture and rescission if an executive is terminated for cause or engages in activity that is detrimental to IBM prior to or within 12 months following payment. LTPP awards also contain a covenant that the recipient will not solicit IBM clients for a period of one year or employees for a period of two years following termination of employment.

•        In the 2016 Potential Payments Upon Termination Table, amounts in the Stock Options column were calculated assuming that each named executive officer chose to exercise all of his or her vested, in-the-money options at an IBM common stock price of $165.99 (the closing price of IBM stock at fiscal year end).

IBM Supplemental Executive Retention Plan (Retention Plan)

•        Payments under the Retention Plan are triggered by resignation, retirement or involuntary termination without cause after attainment of eligibility criteria.

•        Eligibility criteria are described in the 2016 Retention Plan Narrative.

•        Retention Plan payments are paid as an annuity beginning on the first day of the month following termination of employment (subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code).

•        At termination, the executive chooses either a single life annuity or an actuarially equivalent joint and survivor annuity.

•        The 2016 Potential Payments Upon Termination Table reflects the annual amount payable as a single life annuity.

•        This table does not reflect the following provisions that would apply in accordance with Section 409A of the Internal Revenue Code:

–       The payment would be delayed six months following termination; and

–       Amounts not paid during the delay would be paid (with interest) in July 2017.

•        Retention Plan payments are subject to forfeiture and rescission if an executive is terminated for cause or engages in activity that is detrimental to IBM at any time prior to or following commencement of Retention Plan payments.

IBM Excess 401(k) Plus Plan

•        As described in the 2016 Nonqualified Deferred Compensation Narrative, payment of the named executive officers’ Excess 401(k) Plus Plan accounts (Basic Accounts and any Deferred IBM Shares) is triggered by resignation, retirement or involuntary termination.

•        Under the terms of the LTPP, Deferred IBM Shares are subject to rescission if the named executive officer participates in activity that is detrimental to IBM within 12 months following the release date.

•        With respect to IBM matching and automatic contributions made to a participant’s account after March 31, 2010, if a participant engages in activity that is detrimental to IBM, the Excess 401(k) Plus Plan allows the clawback of such IBM contributions made during the 12-month period prior to the detrimental activity through the date of termination.

•        The 2016 Potential Payments Upon Termination Table indicates the estimated amount and the time and form of payment, determined by either the executive’s distribution election in effect, if any, or the plan’s default distribution provision.

•        Estimated payments were calculated using the aggregate account balance as of the last business day of the fiscal year end, without assumptions for the following between such date and the distribution date(s):

–            Investment gains and losses on the Basic Account (including dividend equivalent reinvestment for the IBM Stock Fund); and

–            Fluctuations in the market price of IBM stock for Deferred IBM Shares.

•        The tables do not reflect:

–       That payment of amounts deferred after December 31, 2004 (and the associated earnings) are subject to a six-month delay for “specified employees” as required under Section 409A of the Internal Revenue Code; or

–       Any other restriction on such payments imposed by the requirements of Section 409A of the Internal Revenue Code.

IBM Italy Pension Fund

•        As described in the 2016 Nonqualified Deferred Compensation Narrative, payment to Mr. Clementi of his benefits under the Supplementary Plan is triggered by resignation, retirement or involuntary termination.

•        Estimated payment reflects a lump sum of the aggregate account balance as of the last business day of the fiscal year end, without assumptions for any investment gains or losses between such date and distribution.

Retiree Medical and Life Insurance

General Description

Benefits under IBM’s retiree medical and life insurance programs are triggered by a named executive officer’s retirement, as described below. IBM maintains the Retiree Benefits Plan, the Future Health Account, Access to Group Health Care Coverage and the Retiree Group Life Insurance Plan. Eligibility for a particular program is dependent upon date of U.S. hire, age and years of service at termination. Future coverage under such programs remains subject to IBM’s right to amend or terminate the plans at any time. The named executive officers would not have been eligible for the Retiree Benefits Plan following a separation from service on the last business day of the fiscal year end because they had not met the eligibility requirements.

IBM Future Health Account (FHA)

•        Amounts credited by IBM to a hypothetical account may be used to offset the cost of eligible medical, dental and vision insurance coverage for former employees and their eligible dependents.

•        Generally, all regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to use amounts from the account for these purposes:

–        Hired before January 1, 2004;

–       Not within five years of earliest retirement eligibility under the prior IBM Retirement Plan on June 30, 1999; and

–       At termination they have attained 30 years of service (regardless of age) and were eligible for an opening balance on July 1, 1999, or have attained at least age 55 with 15 years of service. An employee was eligible for an opening balance on July 1, 1999 if the employee was at least age 40 and completed at least one year of service on June 30, 1999.

•        Mrs. Rometty and Dr. Kelly would have been eligible for this benefit following a separation from service on the last business day of the fiscal year end.

Access to Group Health Care Coverage

•        Eligible employees may purchase retiree health care coverage under an IBM-sponsored retiree medical option. The cost of this coverage is paid solely by the employee, but the coverage is priced at IBM retiree group rates.

•        Generally, all regular full-time or part-time U.S. IBM employees who meet the following criteria are eligible to purchase such coverage:

–       Hired on or after January 1, 2004, and meet the following age and service requirements at separation from service:

•        At least age 55, with at least five years of service; and either

•        The employee’s age and years of service equal 65 or

•        Withdrawal-eligible for the Future Health Account and the funds in the account have been fully depleted.

–       Hired prior to January 1, 2004 but are not eligible for either the IBM Retiree Benefits Plan or the Future Health Account, and at separation of service employee is at least age 55 or later, and the employee’s age and years of service equal at least 65.

•        Messrs. Jetter and Clementi would have been eligible for this benefit following a separation from service on the last business day of the fiscal year end.

•        Mr. Schroeter would not have been eligible for this benefit following a separation from service on the last business day of the fiscal year end because he had not met the eligibility requirement noted above.

IBM Retiree Group Life Insurance

•        Employees who retire on or after January 1, 2016 will have the option to purchase life insurance at preferred rates, paid solely at their expense.

2016 Potential Payments Upon Termination Table

					Nonqualified Deferred Compensation
	Annual Incentive	LTPP			Excess 401(k)(6)				Italy Pension		Replacement
Name/	Program (2)	Stock Options (3)	Stock Awards (4)	Retention Plan (5)	Basic Account		Deferred IBM		Fund		Payments (13)
Termination Scenario	($)	($)	($)	($)	($)		Shares ($)		($)		($)
V.M. Rometty
Termination(1)	$4,950,000	$0	$3,762,495	$0	$1,153,178	(7)	$463,179	(7)	N/A		N/A
For Cause	0	0	0	0	$1,153,178	(7)	463,179	(7)	N/A		N/A
M.J. Schroeter
Termination(1)	1,046,430	42,843	1,091,882	N/A	2,017,687	(8)	0		N/A		N/A
For Cause	0	0	0	N/A	2,017,687	(8)	0		N/A		N/A
M. Jetter
Termination(1)	901,890	0	413,149	N/A	63,706	(9)	1,570,099	(9)	N/A		$2,419,630
For Cause	0	0	0	N/A	63,706	(9)	1,570,099	(9)	N/A		2,419,630
J.E. Kelly III
Termination(1)	927,350	0	1,180,355	593,835	4,594,917	(10)	537,808	(10)	N/A		N/A
For Cause	0	0	0	0	4,594,917	(10)	537,808	(10)	N/A		N/A
E. Clementi
Termination(1)	889,200	0	1,150,809	N/A	381,907	(11)	0		$1,618,975	(12)	665,500
For Cause	0	0	0	N/A	381,907	(11)	0		1,618,975	(12)	665,500

(1)            Termination includes the following separation scenarios: resignation, retirement and involuntary termination without cause (in all cases, assuming the executive is not entering into competitive or other activity detrimental to IBM).

(2)            Assumes that the AIP payment made to each named executive officer following termination of employment on the last business day of the fiscal year end would have been the same as the actual payment made in March 2017.

(3)            Assumes each named executive officer exercised all vested, in-the-money options at $165.99 (the fiscal year-end closing price of IBM common stock on the NYSE).

(4)            Assumes IBM released each named executive officer’s PSU award, granted in 2014 according to its policy, for the three-year performance period ending December 31, 2016. PSU awards are adjusted for performance and released in shares of IBM common stock (with any fractional shares rounded to the nearest whole share) in February in the year following the end of the performance period. Outstanding 2016 RSU awards are not included because the required service of at least one year since the award date of grant has not been completed.

(5)            Reflects the Retention Plan benefit payable for eligible named executive officers as an immediate annual single life annuity. See the IBM Supplemental Executive Retention Plan section above for more details.

(6)            Estimated payments to each named executive officer were calculated using the aggregate account balance as of the last business day of the fiscal year end. See the IBM Excess 401(k) Plus Plan section above for more details.

(7)            Approximate annual amount payable for 10 years starting in February 2017. Deferred IBM Shares are paid as shares of IBM common stock.

(8)            Payable in a lump sum in February 2017.

(9)            Payable in an immediate lump sum in February 2017. Deferred IBM Shares are paid as shares of IBM common stock.

(10)     Sum of the amount of Basic Account deferred prior to January 1, 2005 payable in a lump sum in February 2017 ($3,915,333) and the approximate annual amount of the Basic Account deferred on or after January 1, 2005 payable for 10 years starting in February 2017 ($679,584). Deferred IBM Shares are paid as shares of IBM common stock.

(11)     Approximate annual amount payable for 10 years starting in February 2017.

(12)     Amount represents a lump sum payment of the aggregate balance as of December 31, 2016. Under the terms of the plan, Mr. Clementi does not have to make a distribution election until retirement. He can choose to receive his benefit as an annuity, a lump sum, or a combination of an annuity and lump sum. See the 2016 Nonqualified Deferred Compensation Narrative for more information.

(13)     See the 2016 Potential Payments Upon Termination Narrative for more information.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee hereby reports as follows:

1.         Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls. The Audit Committee, in its oversight role, has reviewed and discussed the audited financial statements with IBM’s management.

2.         The Audit Committee has discussed with IBM’s internal auditors and IBM’s independent registered public accounting firm the overall scope of, and plans for, their respective audits. The Audit Committee has met with the internal auditors and independent registered public accounting firm, separately and together, with and without management present, to discuss IBM’s financial reporting process and internal accounting controls in addition to other matters required to be discussed by the statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB), as may be modified or supplemented.

3.         The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP (PwC) required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence.

4.         The Audit Committee has an established charter outlining the practices it follows. The charter is available on IBM’s website at: http://www.ibm.com/investor/governance/audit-committee-charter.html.

5.         IBM’s Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and all services performed by, IBM’s independent registered public accounting firm. At the beginning of each year, the Audit Committee approves the proposed services, including the nature, type and scope of service contemplated and the related fees, to be rendered by the firm during the year. In addition, pursuant to authority delegated by the Audit Committee, the Audit Committee chair may approve engagements that are outside the scope of the services and fees approved by the Audit Committee which are later presented to the Committee. For each category of proposed service, the independent registered public accounting firm is required to confirm that the provision of such services does not impair its independence. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

6.         Based on the review and discussions referred to in paragraphs (1) through (5) above, the Audit Committee recommended to the Board of Directors of IBM, and the Board has approved, that the audited financial statements be included in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the Securities and Exchange Commission.

M.L. Eskew (chair)

D.N. Farr

J.W. Owens

J.E. Spero

AUDIT AND NON-AUDIT FEES

Set forth below are the fees for services provided to IBM by its independent registered public accounting firm, PricewaterhouseCoopers LLP (PwC) for the fiscal periods indicated.

(Dollars in millions)	2016	2015
Audit Fees	$49.9	$34.6
Audit-Related Fees	28.2	35.1
Tax Fees	7.8	5.5
All Other Fees	0.5	0.4

DESCRIPTION OF SERVICES

Audit Fees: comprise fees for professional services necessary to perform an audit or review in accordance with the standards of the Public Company Accounting Oversight Board, including services rendered for the audit of IBM’s annual financial statements (including services incurred with rendering an opinion under Section 404 of the Sarbanes-Oxley Act of 2002) and review of quarterly financial statements. Also includes fees for services that are normally incurred in connection with statutory and regulatory filings or engagements, such as comfort letters, statutory audits, attest services, consents, and review of documents filed with the SEC. For 2016, these services included approximately $13 million for the auditing of financial statements for a wholly-owned subsidiary.

Audit-Related Fees: comprise fees for services that are reasonably related to the performance of the audit or review of IBM’s financial statements, including the support of business acquisition and divestiture activities, independent assessments for service organization control reports and audit and review of IBM’s retirement and other benefit-related programs. For 2016, these services included approximately $18 million for independent assessments for service organization control reports. For 2015, these services included approximately $17 million for independent assessments for service organization control reports and approximately $9 million for services in support of acquisition and divestiture activities.

Tax Fees: comprise fees for tax compliance, tax planning and tax advice. Corporate tax services encompass a variety of permissible services, including technical tax advice related to U.S. international tax matters; assistance with foreign income and withholding tax matters, assistance with sales tax, value added tax and equivalent tax related matters in local jurisdictions; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

All Other Fees: comprise fees primarily in connection with certain benchmarking work and permissible advisory services.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As disclosed in its charter, the Audit Committee is responsible for selecting IBM’s independent registered public accounting firm, reviewing that selection with the Board of Directors, approving all related fees and compensation for the accounting firm, and overseeing the work of the firm. In accordance with its charter, the Audit Committee has selected the firm of PricewaterhouseCoopers LLP (PwC), an independent registered public accounting firm, to be IBM’s auditors for the year 2017, and with the endorsement of the Board of Directors believes that this selection is in the best interests of IBM and its stockholders and therefore recommends to stockholders that they ratify that appointment. PwC served in this capacity for the year 2016. PwC’s representative will be present at the Annual Meeting and will have an opportunity to make a statement and be available to respond to appropriate questions.

In accordance with the pre-approval policies and procedures described in the Report of the Audit Committee of the Board of Directors, the Audit Committee reviews and approves in advance the audit scope, the types of non-audit services, if any, and the estimated fees for each category for the coming year. For each category of proposed service, PwC is required to confirm that the provision of such services does not impair its independence. Before selecting PwC, the Audit Committee carefully considered that firm’s qualifications as an independent registered public accounting firm for IBM and other relevant information, including PwC’s tenure with IBM. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Committee has expressed its satisfaction with PwC in all of these respects. The Committee’s review included inquiry concerning any litigation involving PwC and any regulatory proceedings against the firm. In this respect, the Committee has concluded that the ability of PwC to perform services for IBM is in no way adversely affected by any such investigation or litigation.

VOTING RECOMMENDATION

The IBM Board of Directors and the Audit Committee recommend a vote FOR this proposal.

3. MANAGEMENT PROPOSAL ON ADVISORY VOTE ON EXECUTIVE COMPENSATION

IBM is asking that you APPROVE the compensation of the named executive officers as disclosed in this Proxy Statement.

In 2016, IBM emerged as the recognized cognitive solutions and cloud platform company — the result of a multi-year transformation of the business portfolio. IBM reinvented its core hardware, software, and services franchises, while investing to create new ones such as IBM Cloud, IBM Analytics, IBM Security, and the Watson businesses. A strong foundation is now in place.

Specific highlights of performance include:

•        Generated revenue of $79.9 billion and GAAP net income from continuing operations of $11.9 billion (operating non-GAAP net income of $13.0 billion).

•        Delivered GAAP gross margin of 48%, reflecting the investments made in acquisitions and our as-a-Service business.

•        Achieved GAAP diluted earnings per share from continuing operations of $12.39 (operating non-GAAP diluted earnings per share of $13.59).

•        Generated $17.0 billion in cash from operations and $11.6 billion in free cash flow, with a strong realization rate of 97% of GAAP net income, while continuing our investment in research & development and capital expenditures.

•        Executed 15 acquisitions with total spend of nearly $6 billion to strengthen our cognitive, cloud and industry capabilities.

•        Maintained IBM’s industry-leading position in cloud with revenue of $13.7 billion, up 35% year over year. We exited the year with a cloud as-a-Service run rate of $8.6 billion, up 61%.

•        Scaled Strategic Imperatives — cloud, analytics, mobile, security and social — up 13% year over year and contributing 41% of IBM’s revenue. Revenue from analytics increased 9% and mobile, security and social collectively increased 19%.

•        Continued momentum in our high-value businesses, providing world-class innovation to our clients. Software Solutions grew 5%, Technology Services and Cloud Platforms grew 1% and our total Software revenue was flat at actual rates, returning to growth at constant currency.

•        Launched the Watson Financial Services unit and entered the global regulatory compliance market, enabled by the acquisition of Promontory Financial Group. The newly launched unit brings our clients an industry-specific combination of Watson, IBM Cloud, IBM Systems, blockchain, deep domain expertise and ecosystems of partners and developers.

As discussed in the 2016 Compensation Discussion and Analysis, IBM’s executive compensation programs are designed to:

•        Ensure that the interests of IBM’s leaders are closely aligned with those of our investors by varying compensation based on both long-term and annual business results and delivering a large portion of the total pay opportunity in IBM stock;

•        Balance rewards for both short-term results and the long-term strategic decisions needed to ensure sustained business performance over time;

•        Attract and retain the highly qualified senior leaders needed to drive a global enterprise to succeed in today’s highly competitive marketplace;

•        Motivate our leaders to deliver a high degree of business performance without encouraging excessive risk taking; and

•        Differentiate rewards to reflect individual and team performance.

Compensation of our named executive officers is linked with IBM’s performance against core business metrics. These metrics and their weightings are aligned with IBM’s financial and strategic objectives and are designed to appropriately balance short- and long-term goals. Targets are set for both the annual and long-term incentive programs at aggressive levels each year. These targets, individually and together, are designed to be challenging to attain and are consistent with our financial model shared with investors each year. The difficulty and rigor of our targets is apparent in the payouts. Since becoming CEO, Mrs. Rometty’s annual incentive payout has ranged from 0% to 108% and Performance Share Unit payouts have ranged from 32% to 113% during the same period. As part of IBM’s ongoing management system, targets are evaluated to ensure they do not include an inappropriate amount of risk taking.

IBM’s named executive officers are identified in the 2016 Summary Compensation Table, and the compensation of the named executive officers is described on pages 20 through 56. Our compensation strategy supports IBM’s emergence as the cognitive solutions and cloud platform company. It is designed to ensure that executives balance short-term objectives against long-term priorities, to align executive and stockholder interests, and to attract and retain the leadership needed to deliver strong results. Pay decisions were made in the context of our financial performance relative to our goals, while taking into account the transformation made in the Company’s portfolio and the steps taken to strengthen IBM’s position for the future.

For 2016 performance, the Board approved an annual incentive payment of $4.95 million for Mrs. Rometty, which represented 99% of target. The payout level considered her outstanding personal leadership through a landmark transformation, significant progress in the implementation of IBM’s strategy, with continued growth in Strategic Imperatives, momentum in cognitive, and the creation of new businesses in health care, Internet of Things, and financial regulatory compliance, including several sizeable acquisitions, balanced against underperformance in some other areas. In addition, the Committee noted significant continued increases in employee engagement, and major steps taken to realign workforce skills and strengthen senior management. Taking into consideration the actual salary, annual incentive payout and long-term incentive award for the period 2014-2016, Mrs. Rometty earned 54% of her annual total target compensation in 2016.

As disclosed last year in the 2016 Proxy Statement, the Board granted Mrs. Rometty a one-time award of 1.5 million nonqualified stock options that vest three years from the date of grant, are exercisable in four equal tranches at premium prices of 105%, 110%, 115% and 125% of the fair market value of IBM common stock on the date of grant, and expire 10 years from the date of grant.

This premium-priced stock option award demonstrates the Board’s strong confidence in Mrs. Rometty’s leadership of IBM and the momentum of its strategic direction as well as the Board’s desire to ensure her continued service through a critical period in IBM’s multi-year transformation, align her compensation closely with increases in shareholder value over the long-term, and, when combined with her ongoing compensation, deliver a market-competitive performance-based total compensation opportunity.

While one-time stock grants are prevalent in our industry for leaders navigating companies through extraordinary periods of transformation, this grant is unique in several ways. First, it is an option grant with value being derived only when incremental value is created for shareholders. Second, its premium-priced mechanism serves to increase even further the incremental value shareholders must receive relative to a typical option grant in which the exercise price is set at fair market value on the date of grant. This performance-sensitive design ensures that Mrs. Rometty is only compensated if there has been significant appreciation in shareholder value after the time of vesting. Each of the four tranches will expire valueless if the IBM stock price fails to appreciate to the levels described above, thereby ensuring that realized compensation, if any, is tied to the successful business transformation being led by Mrs. Rometty. The Board believes that the transformation is a defining moment not only for IBM, but also for the industry, and this grant reflects that significance and delivers value if, and only if, successful.

For 2016, for the named executive officers (other than the Chairman and CEO) actual total compensation ranged from 50%—67% of annual total target compensation. 73% of the actual annual compensation was performance-based. Our annual incentive is a cash payment that is designed to reward executives for the most recent year’s strategic imperatives revenue, operating net income and operating cash flow. For 2016, this incentive comprised 35% of the group’s compensation. For 2016, 38% of compensation for this group was in the form of long-term incentive, which is 100% performance-based and delivered through Performance Share Units (PSUs). The payout of PSUs is based on IBM’s three-year cumulative performance against operating EPS and free cash flow targets. PSUs will pay out nothing if the threshold performance level is not reached. Because it is paid in shares, the value of the award is also impacted by the share price. The 2016 payout for the period 2014—2016 was approximately 32% of its original award value.

Our overall executive compensation philosophy remains the same. We continue to align pay with the interests of our investors, while at the same time attracting and retaining top leadership talent.

For the reasons expressed above, the Executive Compensation and Management Resources Committee and the IBM Board of Directors believe that these policies and practices are aligned with the interests of our stockholders and reward for performance.

We are therefore requesting your nonbinding vote on the following resolution:

“Resolved, that the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the executive compensation tables and the narrative discussion, is approved.”

VOTING RECOMMENDATION

The IBM Board of Directors recommends a vote FOR this proposal.

Note: The Company is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on the Company or the Board, and it will not be construed as overruling any decision by the Company or the Board or creating or implying any change to, or additional, fiduciary duties for the Company or the Board.

4.    ADVISORY VOTE REGARDING FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

IBM is requesting your nonbinding vote on whether an advisory vote to approve the compensation of its named executive officers as disclosed in the Proxy Statement (Say on Pay) should take place every three years, every two years or every year.

Currently, a Say on Pay proposal is provided to IBM stockholders every year. Recognizing shareholder expectations and market practice, the Board believes that holding a Say on Pay vote every year is appropriate.

VOTING RECOMMENDATION

The IBM Board of Directors recommends that an advisory vote on Say on Pay be held every year.

Note: IBM is providing this advisory vote as required pursuant to Section 14A of the Securities Exchange Act (15 U.S.C. 78n-1). The stockholder vote will not be binding on IBM or the Board, and it will not be construed as overruling any decision by IBM or the Board or creating or implying any change to, or additional, fiduciary duties for IBM or the Board.

STOCKHOLDER PROPOSALS

Some of the following stockholder proposals contain assertions about IBM that we believe are incorrect. We have not attempted to refute all of these inaccuracies.

Your Board of Directors opposes the following proposals for the reasons stated after each proposal

5.    STOCKHOLDER PROPOSAL ON LOBBYING DISCLOSURE

Management has been advised that Walden Asset Management, One Beacon Street, Boston, MA 02108, the beneficial owner of over $2,000 in market value of IBM shares, together with multiple co-filers, whose names, addresses and beneficial holdings are available on request, intends to submit the following proposal at the meeting:

Whereas, we believe in full disclosure of our company’s direct and indirect lobbying activities and expenditures to assess whether our lobbying is consistent with IBM’s expressed goals and in the best interests of shareholders.

IBM spent approximately $30 million from 2011—2015 on federal lobbying (Senate reports). This total does not include expenditures to influence legislation in states and provides limited information regarding lobbying conducted by third parties.

Resolved, the shareholders of IBM request the preparation of a report, updated annually, and disclosing:

1.    Company policy and procedures governing lobbying, both direct and indirect lobbying communications.

2.    Payments by IBM used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.    Description of the decision making process and oversight by management and the Board for making payments described in sections 1 and 2 above.

For purposes of this proposal, a “grassroots lobbying communication” is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. “Indirect lobbying” is lobbying engaged in by any trade association or other organization of which IBM is a member.

Both “direct and indirect lobbying” and “grassroots lobbying communications” include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee or other relevant oversight committees and posted on IBM’s website.

Supporting Statement

IBM is to be commended for its thoughtful disclosure regarding political spending and the electoral process. IBM’s policy prohibits political contributions with company funds. We believe IBM should establish high standards for evaluating and disclosing company participation and extensive spending in the legislative process through lobbying.

IBM does not disclose its memberships in, or payments to, trade associations, or the portions of these payments used for lobbying. In contrast, competitors Microsoft, Xerox and Intel publicly disclose indirect expenditures made by their trade associations. Absent a system of accountability and disclosure. corporate assets may be used for objectives that pose risks to the company.

For example, IBM sits on the board of the US Chamber of Commerce, which since 1998 spent over $1.2 billion dollars on lobbying. IBM does not disclose its Chamber payments nor the portion used for lobbying.

IBM’s statement on climate change policy states that “IBM recognizes climate change is a serious concern that warrants meaningful action on a global basis to stabilize the atmospheric concentration of greenhouse gases (GHGs).” In contrast, the Chamber is publicly attacking the EPA and sued to stop the Clean Power Plan addressing climate change. IBM’s payments to the Chamber help fund these attacks and conflict with IBM’s positive climate goals.

This resolution received 25% vote in 2016. We urge IBM to expand its public disclosure of lobbying.

VOTING RECOMMENDATION

Your Board of Directors recommends a vote AGAINST this proposal.

This proposal requests additional disclosure by IBM of lobbying activities and expenditures. IBM already discloses lobbying activities and expenditures, including expenditures made through trade associations, as required by law. Furthermore, IBM has established clear oversight over such activities and expenditures through numerous written corporate policies, instructions and guidelines. This proposal does not appear to properly consider IBM’s well known policies and practices in this area, and the Board recommends against this proposal.

IBM’s policy on Lobbying is set forth in the IBM Business Conduct Guidelines under the section entitled “Lobbying,” and is published by the Company on its website at: https://www.ibm.com/investor/att/pdf/BCG_C_2016.pdf Specifically, the IBM Business Conduct Guidelines provide that all lobbying activities, including lobbying activities by third parties on behalf of IBM and grassroots lobbying, require the prior approval of IBM’s

Government and Regulatory Affairs office — a globally integrated function providing public policy and government relations expertise in support of IBM’s business operations worldwide. All IBM employees are required to comply with these guidelines. The IBM Government and Regulatory Affairs office works to advocate the public policy interests of IBM and its stockholders and employees with governments around the world.

The Company provides disclosure on its website about its key public policy positions as well as its policies and practices with regard to public policy matters, including trade and industry associations and lobbying activities and expenditures. See http:// www.ibm.com/investor/governance/public-policy-matters.html Further, IBM’s U.S. federal lobbying reports disclose in extensive detail all issues lobbied and total U.S. federal lobbying expenditures made by IBM. Contrary to the proposal’s supporting statement, IBM’s total reported U.S. federal lobbying expenditures do, in fact, include expenditures for “indirect lobbying” via trade associations, as required by law. These reports are available for public review at http://disclosures.house.gov/ld/ldsearch.aspx IBM also complies fully with U.S. state and local lobbying disclosure laws, which vary by jurisdiction, but which do, in most cases, require lobbyists to register and disclose their lobbying activities. Finally, IBM periodically reports to its Board of Directors about IBM’s policies and practices in connection with governmental relations, public policy and related expenditures.

Given all of the foregoing, the Board views the proposal as unnecessary. THEREFORE, THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

6.   STOCKHOLDER PROPOSAL ON SPECIAL SHAREOWNER MEETINGS

Management has been advised that John Chevedden, 2215 Nelson Ave., No. 205, Redondo Beach, CA 90278, the owner of at least 25 shares of IBM stock, intends to submit the following proposal at the meeting:

Resolved, Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the aggregate of 10% of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our board’s current power to call a special meeting.

Delaware law allows 10% of our shares to call a special meeting. Special meetings allow shareowners to vote on important matters, such as electing new directors that can arise between annual meetings. Shareowner input on the timing of shareowner meetings is especially important when events unfold quickly and issues may become moot by the next annual meeting. This is important because there could be 15-months or more between annual meetings.

This proposal is particularly important because our company does not provide for us as shareholders to act by written consent. A majority of Fortune 500 companies provide for shareholders to call special meetings and to act by written consent. We as shareholders need to be empowered especially since the price of our stock has been dead money for the last 5-years.

It may be possible to adopt this proposal by incorporating brief text similar to this into our governing documents:

“Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the Chairman of the Board or the President, and shall be called by the Chairman of the Board or President or Secretary upon the order in writing of a majority of or by resolution of the Board of Directors, or at the request in writing of stockholders owning 10% of the entire capital stock of the Corporation issued and outstanding and entitled to vote.

Please vote to enhance shareholder value:

Special Shareowner Meetings — Proposal 6

VOTING RECOMMENDATION

Your Board of Directors recommends a vote AGAINST this proposal.

The Board believes that the adoption of this proposal is unnecessary because of its existing special meeting by-law provision. The current provision, which allows stockholders owning at least 25% of IBM’s shares to call a special meeting, can be found in Article II, Section 3 of IBM’s by-laws at https://www.ibm.com/investor/governance/by-laws.html.

The current 25% threshold is consistent with market practice and already accurately reflects the preference of IBM’s stockholders. At IBM’s 2010 annual meeting, the same proponent presented this same proposal seeking to lower the 25% threshold to 10%. At that time, a majority of votes cast voted against lowering the threshold, clearly demonstrating the stockholders’ support for the 25% threshold.

Lowering the threshold to 10% would allow special interest groups with small minority ownership interests to potentially cause disruption and substantial costs to be incurred by the other 90% of stockholders. Further, a lower threshold is not necessary in light of IBM’s history of strong governance policies and practices, including its independent Presiding Director and existing procedures giving stockholders the ability to communicate with the Board.

Therefore, the Board believes that the proponent’s proposal is counterproductive to IBM’s already well-respected corporate governance practices. Additionally, this same proposal has already been reviewed and rejected by a majority of the votes cast at a prior annual meeting. As IBM has an existing by-law permitting stockholders to call special meetings, and this same proposal to lower the threshold failed to receive majority support when last presented, the Board believes that this proposal is unnecessary. THEREFORE, THE IBM BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST THIS PROPOSAL.

7.    STOCKHOLDER PROPOSAL TO ADOPT A PROXY ACCESS BY-LAW

Management has been advised that the Comptroller of the City of New York, One Centre Street, 8th Floor North, New York, NY 10007, on behalf of the New York City Employees’ Retirement System, the New York City Fire Department Pension Fund, the New York City Teachers’ Retirement System, the New York City Police Pension Fund and the New York City Board of Education Retirement System, each the beneficial owner of over $2,000 in market value of IBM shares, intends to submit the following proposal at the meeting:

Resolved, Shareholders of International Business Machines Corporation (the “Company”) ask the board of directors (the “Board”) to take the steps necessary to adopt a “proxy access” bylaw. Such a bylaw shall require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or group (the “Nominator”) that meets the criteria established below. The Company shall allow shareholders to vote on such nominee on the Company’s proxy card.

The number of shareholder-nominated candidates appearing in proxy materials shall not exceed the larger of two or one quarter of the directors then serving. This bylaw, which shall supplement existing rights under Company bylaws, should provide that a Nominator must:

a)        have beneficially owned 3% or more of the Company’s outstanding common stock continuously for at least three years before submitting the nomination;

b)        give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission rules about (i) the nominee, including consent to being named in the proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the “Disclosure”); and

c)         certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with the Company shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company’s proxy materials; and (iii) to the best of its knowledge, the required shares were acquired in the ordinary course of business and not to change or influence control at the Company.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of each nominee (the “Statement”). The Board shall adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority to be given to multiple nominations exceeding the one-quarter limit.

Supporting Statement

We believe proxy access will make directors more accountable and enhance shareholder value. A 2014 study by the CFA Institute concluded that proxy access could raise overall US market capitalization by up to $140.3 billion if adopted market-wide, “with little cost or disruption.” (http://www.cfapubs.org/doi/pdf/10.2469/ccb.v2014.n9.1)

The proposed terms are similar to those in vacated SEC Rule 14a-11 (https://www.sec.gov/rules/final/2010/33-9136.pdf). The SEC, following extensive analysis and input from market participants, determined that those terms struck the proper balance of providing shareholders with viable proxy access while containing appropriate safeguards.

The proposed terms enjoy strong investor support and company acceptance. Between January 2015 and October 2016, 95 similar shareholder proposals received majority votes and at least 270 companies of various sizes across industries enacted bylaws with similar terms.

We urge shareholders to vote FOR this proposal.

VOTING RECOMMENDATION

Your Board of Directors recommends a vote AGAINST this proposal.

The Board recommends that you vote against this proposal. It is the Board’s view that IBM’s corporate governance policies already ensure that your Board is accountable to stockholders, and that this proposal would undercut the critical role that your Board, the independent Directors, and the Directors and Corporate Governance Committee play in evaluating director nominees. This proposal calls for you to approve a process that would enable special interest groups collectively owning as little as 3% of IBM’s outstanding shares to nominate directors that promote their own agendas, potentially at the expense of the long-term interests of stockholders. With independent directors constituting over 90% of the Board and receiving on average more than 95% support over the last five years from you, our stockholders, and IBM’s long-standing dedication to stockholder engagement, IBM already has a Board that is accountable to stockholders, responsive to your input, and committed to promoting your best interests. In that spirit of accountability, we are putting this proposal to the vote of you, our stockholders, rather than unilaterally implementing a by-law change that would fundamentally change the director nomination process.

IBM’s governance policies and track record clearly demonstrate that the Board is accountable to stockholders. For example:

•        All directors are elected annually, by a majority vote standard in uncontested elections;

•        Stockholders have the power to call special meetings;

•        Stockholders have numerous clearly identified mechanisms to communicate with the Board and the non-management directors, including proposing potential nominees for the Board of Directors; and

•        Stockholders may submit proposals for consideration at an Annual Meeting and for inclusion in IBM’s Proxy Statement as described in this Proxy Statement.

Our Directors and Corporate Governance Committee (the “Committee”), comprised solely of independent directors, and our Board of Directors are best situated to identify potential director nominees with the experience and qualities to serve on the Board, and to determine whether such candidates will contribute to an effective and well-rounded Board that operates openly and collaboratively and represents the interests of all stockholders, not just those with special interests. The Committee also carefully reviews and considers the independence of potential nominees, a complex undertaking in light of the broad and expanding scope of IBM’s business. Through this process, we believe that the Committee and the Board achieve the optimal balance of identifying and nominating directors that best serve IBM and all its stockholders. This is reflected in the overwhelming support that you, our stockholders, have shown for each of our director nominees year after year.

This proxy access proposal would enable a holder or group of holders with as little as 3% of IBM’s outstanding shares to place directly into nomination candidates who may fail to meet the independence or other qualifications established by the Board, fail to contribute to the desired mix of perspectives, or fail to represent the interests of stockholders as a whole. For example, the Board believes that this proposal invites the influence of special interest groups who don’t owe fiduciary duties to IBM on decisions that are more appropriately made by the Board. Were this proposal implemented, a small group of stockholders could nominate directors with a special interest agenda, or a slate of nominees focused on short-term interests rather than creating long-term value for, and promoting the best interests of, all stockholders. Your Board does not believe this is in the best interests of IBM or you, our stockholders.

The Board believes that its accountability to stockholders and its well-developed system to identify, evaluate and nominate director candidates, makes clear that this proposal is unnecessary. Further, in the spirit of accountability, rather than unilaterally implementing a proxy access by-law provision, we want to hear from you, our stockholders, on this important topic. FOR THESE REASONS, THE BOARD RECOMMENDS THAT YOU VOTE AGAINST THIS PROPOSAL.

FREQUENTLY ASKED QUESTIONS

1.    What is a “stockholder of record”?

A stockholder of record or registered stockholder (“record owner”) is a stockholder whose ownership of IBM stock is reflected directly on the books and records of our transfer agent, Computershare Trust Company, N.A. If you hold IBM stock through a bank, broker or other intermediary, you are not a stockholder of record. Instead, you hold your stock in “street name,” and the “record owner” of your shares is usually your bank, broker or other intermediary. If you are not a registered stockholder, please understand that IBM does not know that you are a stockholder, or how many shares you own.

2.      I want to attend the Annual Meeting. What procedures must I follow?

Admission to the Annual Meeting will be on a first-come, first-served basis, and an admission ticket and picture identification will be required to enter the meeting. Any individual arriving without an admission ticket will not be admitted to the meeting unless it can be verified that the individual is an IBM stockholder as of the record date for the meeting.

For stockholders of record that received a Proxy Statement by mail: An admission ticket is attached to the proxy card sent with this Proxy Statement.

For stockholders of record that received a Notice of Internet Availability of Proxy Materials: Please follow the instructions provided on the Notice of Internet Availability of Proxy Materials to request an admission ticket.

For holders in street name: Stockholders holding IBM stock in bank or brokerage accounts can obtain an admission ticket in advance by sending a written request, along with proof of stock ownership (such as a brokerage statement) to our transfer agent, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078. If you hold your shares in street name and you wish to vote those shares at the meeting, you must also request a “legal proxy” directly from your bank, broker or other intermediary well in advance of the meeting and bring it to the meeting. Contact your bank, broker or other intermediary for specific information on how to obtain a legal proxy in order to attend and vote your shares at the meeting.

3.      Are there specific restrictions on attending the Annual Meeting, and what I can bring with me into the meeting?

This is a meeting for stockholders, and security at the meeting is very important. You will be asked to walk through an electronic screening device before entering the meeting hall. In addition, cameras, cell phones, recording equipment and other electronic devices will not be permitted to be brought into the meeting.

4.    What is the “record date” for the Annual Meeting?

February 24, 2017.

5.    Which IBM shares will be entitled to vote at the Annual Meeting?

IBM’s common stock ($0.20 par value capital stock) is the only class of security entitled to vote at the Annual Meeting. Each stockholder of record and each stockholder who holds stock in street name at the close of business as of the record date is entitled to one vote for each share held at the meeting, or any adjournment or postponement.

6.    Which IBM shares are included in the proxy card?

For stockholders of record: The proxy card covers the number of shares to be voted in your account as of the record date, including any shares held for participants in the IBM Investor Services Program and Employees Stock Purchase Plans.

For stockholders who are participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: The card serves as a voting instruction to the Trustee of the plan for IBM shares held in the IBM Stock Fund as of the record date.

For holders in street name: You will receive a voting instruction form directly from your bank, broker or other intermediary containing instructions on how you can direct your record holder to vote your shares. Contact your bank, broker or other intermediary if you have any questions regarding your IBM stock holdings as of the record date.

7.    May I vote my shares in person at the Annual Meeting?

For stockholders of record: Yes. However, we encourage you to vote by proxy card, the Internet or by telephone even if you plan to attend the meeting. If you wish to give a proxy to someone other than the individuals named as proxies on the proxy card, you may replace the names appearing on the proxy card, with the name of some other person, sign the card and give the proxy card to that person for use at the meeting.

For holders in street name: Yes, but in order to do so you will first have to ask your bank, broker or other intermediary to furnish you with a legal proxy. You will need to bring the legal proxy with you to the meeting, and hand it in with a signed ballot that you can request at the meeting. You will not be able to vote your shares at the meeting without a legal proxy and a signed ballot.

8.    Can I vote my shares without attending the Annual Meeting?

Yes. Whether or not you attend the meeting, we encourage you to vote your shares promptly.

For stockholders of record: Your shares cannot be voted unless a signed proxy card is returned, shares are voted using the Internet or the telephone, or other specific arrangements are made to have your shares represented at the meeting. You are encouraged to specify your choices by checking the appropriate boxes on the proxy card. Shares will be voted following your written instructions. However, it is not necessary to check any boxes if you wish to vote in accordance with the Board of Directors’ recommendations; in that case, merely sign, date and return the proxy card in the enclosed envelope, or if you received notice of Internet availability of proxy materials, follow the instructions on how to access the proxy materials and vote online.

You can also vote your shares over the Internet, or by calling a designated telephone number. These Internet and telephone voting procedures are designed to authenticate your identity in order to allow you to provide your voting instructions, and to confirm that your instructions have been recorded properly. The procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the proxy card.

For participants in the IBM Stock Fund investment alternative under the IBM 401(k) Plus Plan: In order to have the Trustee vote your shares as you direct, you must timely furnish your voting instructions over the Internet or by telephone by 12:01 a.m. EDT on April 24, 2017, or otherwise ensure that your card is signed, returned and received by such time and date. If instructions are not received over the Internet or by telephone by 12:01 a.m. EDT on April 24, 2017, or if the signed card is not returned and received by such time and date, the IBM shares in the IBM Stock Fund under the IBM 401(k) Plus Plan will be voted by the Trustee in proportion to the shares for which the Trustee timely receives voting instructions, provided the Trustee determines such vote is consistent with its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended.

For holders in street name: You must timely deliver your voting instructions to your respective bank, broker or other intermediary, following the specific instructions that have been provided to you by your bank, broker or other intermediary.

9.    May I change or revoke my proxy?

For stockholders of record: Yes. A proxy may be revoked at any time prior to the voting at the meeting by submitting a later dated proxy (including a proxy via the Internet or by telephone) or by giving timely written notice of revocation to the Secretary of IBM.

For holders in street name: Yes. You must follow the specific voting directions provided to you by your bank, broker or other intermediary to change or revoke any instructions you have already provided to your bank, broker or other intermediary.

10.      How can I contact IBM’s transfer agent?

Contact our transfer agent either by writing Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078, or by telephoning 888-IBM-6700 (outside the United States, Canada and Puerto Rico 781-575-2727).

11.      Other than the items in the proxy statement, what other items of business will be addressed at the Annual Meeting?

Management knows of no other matters that may be properly presented at the meeting. If other proper matters are introduced at the meeting, the individuals named as proxies on the proxy card are also authorized to vote upon those matters utilizing their own discretion.

12.      During the question period at the Annual Meeting, what topics will be discussed?

This part of the meeting is for stockholders to ask questions to the Chairman about company matters. It is not the appropriate forum to raise personal grievances.

13.      I understand that a “quorum” of stockholders is required in order for IBM to transact business at the Annual Meeting. What constitutes a quorum?

A majority of all “outstanding” shares of common stock having voting power, in person or represented by proxy and entitled to vote, constitutes a quorum for the transaction of business at the meeting.

14.      How many shares of IBM stock are “outstanding”?

As of February 10, 2017, there were 943,212,551 shares of common stock outstanding and entitled to be voted.

15.      What is the voting requirement for electing IBM’s directors?

To be elected in an uncontested election, each director must receive a majority of the votes cast. In a contested election, a nominee receiving a plurality of the votes cast at such election shall be elected.

16.      What is “broker discretionary voting”?

This refers to the NYSE rule allowing brokers to vote their customers’ shares on certain “routine” matters in the Proxy Statement at the brokers’ discretion when they have not received timely voting instructions from their customers. The NYSE rules on broker discretionary voting prohibit banks, brokers and other intermediaries from voting uninstructed shares on certain matters, including the election of directors. Therefore, if you hold your stock in street name and you do not instruct your bank, broker or other intermediary how to vote in the election of directors, no votes will be cast on your behalf. It is important that you cast your vote.

17.      Are abstentions and broker non-votes counted as votes cast?

No. Under the laws of New York State, IBM’s state of incorporation, “votes cast” at a meeting of stockholders by the holders of shares entitled to vote are determinative of the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered “votes cast” based on current New York State law requirements and IBM’s certificate of incorporation and by-laws.

18.       Assuming there is a proper quorum of shares represented at the meeting, how many shares are required to approve the proposals being voted upon in this proxy statement?

The table below reflects the vote required in accordance with the laws of New York State:

		Do abstentions	Is broker
		count as	discretionary
Proposal	Vote required	votes cast?	voting allowed?
Election of Directors	Majority of votes cast	No	No
Ratification of Appointment of PricewaterhouseCoopers LLP	Majority of votes cast	No	Yes
Management Proposal on Advisory Vote on Executive Compensation*	Majority of votes cast	No	No
Frequency of Advisory Vote on Executive Compensation*	Majority of votes cast	No	No
Stockholder Proposals*	Majority of votes cast	No	No

*Advisory and non-binding

19.       Who tabulates the votes?

Votes are counted by employees of Computershare Trust Company, N.A., IBM’s transfer agent and registrar, and certified by the Inspectors of Election (who are employees of IVS Associates, Inc.).

20.       Where can I find the voting results of the Annual Meeting?

IBM intends to announce the preliminary voting results at the Annual Meeting and publish the final results on our website. In addition, IBM will report voting results on a Form 8-K shortly after the Annual Meeting.

21.       Will my votes be confidential?

Yes. All stockholder meeting proxies, ballots and tabulations that identify individual stockholders are kept confidential and are not available for examination. In addition, the identity or the vote of any stockholder is not disclosed except as required by law.

22.       How do I submit a proposal for inclusion in IBM’s 2018 proxy material?

Stockholder proposals may be submitted for IBM’s 2018 proxy material after the 2017 Annual Meeting and must be received at our corporate headquarters no later than November 13, 2017. Proposals should be sent via registered, certified or express mail to: Office of the Secretary, International Business Machines Corporation, 1 New Orchard Road, Mail Drop 301, Armonk, NY 10504.

Management carefully considers all proposals and suggestions from stockholders. When adoption is clearly in the best interest of IBM and stockholders, and can be accomplished without stockholder approval, the proposal is implemented without inclusion in the Proxy Statement. Examples of stockholder proposals and suggestions that have been adopted over the years include stockholder ratification of the appointment of an independent registered public accounting firm, improved procedures involving dividend checks and stockholder publications, and changes or additions to the proxy materials concerning matters like abstentions from voting, appointment of alternative proxy, inclusion of a table of contents, proponent disclosure and secrecy of stockholder voting.

23.       How do I submit an item of business for the 2018 Annual Meeting?

Stockholders who intend to present an item of business at the 2018 Annual Meeting of Stockholders (other than a proposal submitted for inclusion in IBM’s Proxy Statement) must provide notice of such business to IBM’s Secretary no earlier than October 14, 2017 and no later than November 13, 2017 as set forth more fully in IBM’s by-laws.

24.       I did not receive a copy of the Annual Report. How can I get one?

Stockholders of record who did not receive an IBM Annual Report or who previously elected not to receive one for a specific account may request that IBM mail its Annual Report to that account by writing to our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 10 above). If you are not a stockholder of record and did not receive an Annual Report from your bank, broker or other intermediary, you must contact your bank, broker or other intermediary directly.

25.       What is “householding” and does IBM do this?

Householding is a procedure approved by the SEC under which stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of a company’s proxy statement and annual report from a company, bank, broker or other intermediary, unless one or more of these stockholders notifies the company, bank, broker or other intermediary that they wish to continue to receive individual copies. At the present time, IBM does not “household” for any of our stockholders of record. However, as explained below, your bank, broker or other intermediary may be householding your account if you hold your shares in street name.

26.       If I am a holder in street name, how may I obtain a separate set of proxy materials?

If you hold shares in street name, your bank, broker or other intermediary may be delivering only one copy of our Proxy Statement and the IBM Annual Report to multiple stockholders of the same household who share the same address, and may continue to do so, unless your bank, broker or other intermediary has received contrary instructions from one or more of the affected stockholders in the household. If you are such a beneficial holder, contact your bank, broker or other intermediary directly in order to receive a separate set of our proxy materials.

27.       Members of our household own IBM shares through a number of different brokerage firms. Will we continue to receive multiple sets of materials?

Yes. If you and others sharing a single address hold IBM shares through multiple brokers, you will continue to receive at least one set of proxy materials from each broker.

28.       I received a notice of Internet availability of proxy materials, what does this mean?

Consistent with common practice and in accordance with SEC rules, IBM is distributing proxy materials to some stockholders over the Internet by sending a Notice of Internet Availability of Proxy Materials that explains how to access our proxy materials and vote online. If you received a notice and would like a printed copy of the proxy materials (including the Annual Report, Proxy Statement and a proxy card, in the case of stockholders of record, or a voting instruction form in the case of stockholders holding shares in street name), please follow the instructions included in your notice.

29.       I received my proxy materials in hard copy. How may I arrange to receive them electronically?

To enroll for electronic delivery, go to our Investor Relations website at http://www.ibm.com/investor/ and select “Stockholder services,” scroll down to “Consent for materials online,” click on either “if you own stock directly in your name” or “if you own stock beneficially through a brokerage account,” and follow the instructions to enroll.

30.       I previously consented to receive electronic delivery of my proxy materials. Can you send me a hard copy of these proxy materials?

For stockholders of record: We will deliver promptly, upon written or oral request, a separate copy of these proxy materials. Contact our transfer agent, Computershare Trust Company, N.A. (address and phone number in Question 10 above).

For holders in street name: You must contact your bank, broker or other intermediary to receive copies of these materials.

31.       Who is making this proxy solicitation and approximately how much will these solicitation activities cost?

Solicitation of proxies is being made by IBM through the mail, in person and by telecommunications. The cost of this solicitation will be borne by IBM. In addition, management has retained Morrow Sodali LLC to assist in soliciting proxies for a fee of approximately $45,000, plus reasonable out-of-pocket expenses.

Christina M. Montgomery

Vice President and Secretary

March 13, 2017

APPENDIX A — NON-GAAP FINANCIAL INFORMATION AND RECONCILIATIONS

The rationale for management’s use of non-GAAP information in the Compensation Discussion and Analysis and Proxy Statement is as follows:

Operating (non-GAAP) Earnings Per Share and Related Income Statement Items

In an effort to provide better transparency into the operational results of the business, IBM separates business results into operating and non-operating categories. Operating earnings from continuing operations is a non-GAAP measure that excludes the effects of certain acquisition-related charges, retirement-related costs, discontinued operations and their related tax impacts. For acquisitions, operating earnings exclude the amortization of purchased intangible assets and acquisition-related charges such as in-process research, development, transaction costs, applicable restructuring, and related expenses and tax charges related to acquisition integration. These charges are excluded, as they may be inconsistent in amount and timing from period to period and are dependent on the size, type and frequency of IBM’s acquisitions. For retirement-related costs, IBM characterizes certain items as operating and others as non-operating. IBM includes defined benefit plan and nonpension postretirement benefit plan service cost, amortization of prior service cost and the cost of defined contribution plans in operating earnings. Non-operating retirement-related cost includes defined benefit plan and nonpension postretirement benefit plan interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and multi-employer plan costs, pension insolvency costs and other costs. Non-operating retirement-related costs are primarily related to changes in pension plan assets and liabilities, which are tied to financial market performance, and IBM considers these costs to be outside of the operational performance of the business.

Overall, IBM believes that providing investors with a view of operating earnings as described above provides increased transparency and clarity into both the operational results of the business and the performance of IBM’s pension plans; improves visibility to management decisions and their impacts on operational performance; enables better comparison to peer companies; and allows IBM to provide a long-term strategic view of the business going forward. IBM’s reportable segment financial results reflect operating earnings from continuing operations, consistent with IBM’s management and measurement system.

Free Cash Flow

IBM uses free cash flow as a measure to evaluate its operating results, plan share repurchase levels, strategic investments and assess its ability and need to incur and service debt. The entire free cash flow amount is not necessarily available for discretionary expenditures. IBM defines free cash flow as net cash from operating activities less the change in Global Financing receivables and net capital expenditures, including the investment in software. A key objective of the Global Financing business is to generate strong returns on equity, and increasing receivables is the basis for growth. Accordingly, management considers Global Financing receivables as a profit-generating investment, not as working capital that should be minimized for efficiency. Therefore, management includes presentations of both free cash flow and net cash from operating activities that exclude the effect of Global Financing receivables. Free cash flow guidance is derived using an estimate of profit, working capital and operational cash outflows. As previously noted, IBM views Global Financing receivables as a profit-generating investment, which it seeks to maximize, and therefore it is not considered when formulating guidance for free cash flow. As a result, IBM does not estimate a GAAP Net Cash from Operations expectation metric.

Constant Currency

When IBM refers to growth rates at constant currency or adjusts such growth rates for currency, it is done so that certain financial results can be viewed without the impact of fluctuations in foreign currency exchange rates, thereby facilitating period-to-period comparisons of its business performance. Financial results adjusted for currency are calculated by translating current period activity in local currency using the comparable prior year period’s currency conversion rate. This approach is used for countries where the functional currency is the local currency. Generally, when the dollar either strengthens or weakens against other currencies, the growth at constant currency rates or adjusting for currency will be higher or lower than growth reported at actual exchange rates.

The table below provides a reconciliation of IBM’s income statement results as reported under GAAP to its operating earnings presentation, which is a non-GAAP measure.

		Acquisition-		Retirement-
($ in millions except per share amount)		Related		Related		Operating
For the year ended December 31, 2016	GAAP	Adjustments		Adjustments		(Non-GAAP)
Gross Profit	$38,294	$494		$316		$39,104
Gross Profit Margin	47.9%	0.6	Pts	0.4	Pts	48.9%
S,G&A	21,069	(501)		(253)		20,315
R,D&E	5,751	—		(29)		5,722
Other (Income) & Expense	145	(7)		—		138
Total Expense & Other (Income)	25,964	(508)		(282)		25,174
Pre-tax Income from Continuing Operations	12,330	1,003		598		13,931
Pre-tax Income Margin from Continuing Operations	15.4%	1.3	Pts	0.7	Pts	17.4%
Provision for / (Benefit) from Income Taxes*	449	268		183		900
Effective Tax Rate	3.6%	1.7	Pts	1.2	Pts	6.5%
Income from Continuing Operations	11,881	735		415		13,031
Income Margin from Continuing Operations	14.9%	0.9	Pts	0.5	Pts	16.3%
Diluted Earnings Per Share: Continuing Operations	$12.39	$0.77		$0.43		$13.59

* The tax impact on operating (non-GAAP) pre-tax income is calculated under the same accounting principles applied to the GAAP pre-tax income which employs an annual effective tax rate method to the results.

The table below provides a reconciliation of IBM’s net cash from operating activities as reported under GAAP to its free cash flow, which is a non-GAAP measure.

($ in millions)
For the year ended December 31,	2016	2015
Net Cash Provided by Operating Activities per GAAP:	$16,958	$17,008
Less: change in Global Financing (GF) Receivables	1,658	152
Capital Expenditures, Net	(3,726)	(3,780)
Free Cash Flow	11,574	13,075
Acquisitions	(5,679)	(3,349)
Divestitures	(454)	(401)
Dividends	(5,256)	(4,897)
Share Repurchase	(3,502)	(4,609)
Non-GF Debt	1,317	(128)
Other (includes GF Receivables and GF Debt)	2,333	28
Change in Cash, Cash Equivalents and Short-term Marketable Securities	$332	$(282)
FCF as percent of Income from Continuing Operations	97%	98%

MMMMMMMMMMMM . Admission Ticket MMMMMMMMMMMMMMM C123456789 000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext ENDORSEMENT_LINE______________ SACKPACK_____________ Electronic Voting Instructions Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote. If you vote by telephone or the Internet, please DO NOT mail back this proxy card. MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Log on to: www.ibm.com/investor/vote Vote by telephone • Within USA, US territories & Canada, call toll-free 1-800-652-VOTE (8683) on a touch tone telephone. There is NO CHARGE to you for the call. • Outside USA, US territories & Canada, call 1-781-575-2300 on a touch tone telephone. Standard rates will apply. • Follow the instructions provided by the recorded message. Mark your votes with an X as shown in this example. Please do not write outside the designated areas. 1234 5678 9012 345 q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q PROXY/VOTING INSTRUCTION CARD SIGNED PROXIES RETURNED WITHOUT SPECIFIC VOTING DIRECTIONS WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. + IBM’s Directors recommend a vote FOR each director (please mark your vote for each director separately). 1. Election of Directors for a Term of One Year For Against Abstain For Against Abstain For Against Abstain For Against Abstain 01 - K. I. Chenault 02 - M. L. Eskew 03 - D. N. Farr 04 - M. Fields 05 - A. Gorsky 06 - S. A. Jackson 07 - A. N. Liveris 08 - W. J. McNerney, Jr. 09 - H. S. Olayan 10 - J. W. Owens 11 - V. M. Rometty 12 - S. Taurel 13 - P. R. Voser IBM’s Directors recommend a vote FOR Proposals 2 and 3. IBM’s Directors recommend a vote for 1 YEAR for Proposal 4. For Against Abstain For Against Abstain 1 Year 2 Years 3 Years Abstain 2. Ratification of Appointment of Independent Registered Public Accounting Firm 3. Advisory Vote on Executive Compensation 4. Advisory Vote Regarding Frequency of Advisory Vote on Executive Compensation IBM’s Directors recommend a vote AGAINST Proposals 5, 6 and 7. ForAgainst Abstain For Against Abstain ForAgainst Abstain 5. Stockholder Proposal on Lobbying Disclosure 6. Stockholder Proposal on Special Shareowner 7. Stockholder Proposal to Adopt a Proxy Access By-law Meetings MMMMMMMC 1234567890 J N T 9 4 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 P C F3 1 6 3 002CSP006F 02IJ3K MMMMMMMMM C B A X IMPORTANT ANNUAL MEETING INFORMATION

. Annual Meeting Admission Ticket This is your admission ticket for the Annual Meeting of Stockholders to be held on Tuesday, April 25, 2017, at 10 a.m. at the Tampa Marriott Waterside Hotel & Marina, 700 South Florida Avenue, Tampa, FL 33602. Stockholders must have a ticket for admission to the meeting. This ticket is issued to the stockholder whose name appears on it and is non-transferable. PLEASE DETACH AND PRESENT THIS TICKET AND PHOTO IDENTIFICATION FOR ADMISSION TO THE ANNUAL MEETING. CAMERAS, CELLULAR PHONES, RECORDING EQUIPMENT AND OTHER ELECTRONIC DEVICES WILL NOT BE PERMITTED AT THE MEETING. Dear IBM Stockholder: Your vote is important. Please read both sides of the attached 2017 IBM Proxy/Voting Instruction Card. You can vote your shares through the Internet, by telephone, or by marking, signing and returning your card. If you vote through the Internet or by telephone, there is no need to mail your card. You are invited to attend the Annual Meeting of Stockholders on Tuesday, April 25, 2017, at 10 a.m. at the Tampa Marriott Waterside Hotel & Marina, 700 South Florida Avenue, Tampa, FL 33602. If you plan to attend the Annual Meeting, you should either mark the box provided below on the proxy card, or signify your intention to attend when you access the Internet or telephone voting system. We urge you to vote your shares. Thank you very much for your cooperation and continued loyalty as an IBM Stockholder. Christina M. Montgomery Vice President and Secretary q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Proxy Solicited by the Board of Directors for the Annual Meeting of Stockholders — April 25, 2017 Virginia M. Rometty, Martin J. Schroeter, Michelle H. Browdy and Christina M. Montgomery, or any of them with the power of substitution, are hereby appointed Proxies of the undersigned to vote all common stock of International Business Machines Corporation owned on the record date by the + undersigned at the Annual Meeting of Stockholders to be held at the Tampa Marriott Waterside Hotel & Marina, 700 South Florida Avenue, Tampa, FL 33602, at 10 a.m. on Tuesday, April 25, 2017, or any adjournment or postponement thereof. THE PROXIES WILL VOTE USING THE DIRECTIONS PROVIDED ON THE REVERSE SIDE OF THIS CARD. IF YOU SIGN AND RETURN THIS PROXY, BUT DO NOT PROVIDE SPECIFIC DIRECTION WITH RESPECT TO A VOTING ITEM, THIS PROXY WILL BE VOTED WITH RESPECT TO SUCH ITEM AS RECOMMENDED BY THE BOARD OF DIRECTORS. THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, UTILIZING THEIR OWN DISCRETION AS SET FORTH IN THE NOTICE OF 2017 ANNUAL MEETING AND PROXY STATEMENT. THIS CARD WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO THE TRUSTEE FOR ANY SHARES OF COMMON STOCK OF INTERNATIONAL BUSINESS MACHINES CORPORATION HELD IN THE IBM STOCK FUND INVESTMENT ALTERNATIVE UNDER THE IBM 401(k) PLUS PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2017 ANNUAL MEETING AND PROXY STATEMENT. UNLESS YOU USE THE INTERNET OR THE TELEPHONE TO VOTE YOUR SHARES, YOU MUST SIGN AND RETURN THIS PROXY IN ORDER FOR YOUR SHARES TO BE VOTED. (Shares will be voted as directed if this card is: 1. signed and returned or 2. shares are voted over the Internet or by telephone or 3. other specific arrangements are made to have the shares represented at the meeting.) Please date and sign below, and return this card in the enclosed envelope, or you may vote by using the Internet or telephone. Date (mm/dd/yyyy) — Please print date below. Signature(s) — Please keep signature(s) within the box. + IF VOTING BY MAIL, YOU MUST DATE, SIGN AND RETURN THIS CARD. D Mark the box if you plan to attend the Annual Meeting.

NNNNNNNNNNNN . + NNNNNN C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Vote by Internet • Go to www.envisionreports.com/IBM • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Important Notice Regarding the Availability of Proxy Materials for the International Business Machines Corporation Stockholder Meeting to be Held on April 25, 2017 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/IBM Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/IBM to view the materials. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. Q When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 15, 2017 to facilitate timely delivery. + 2 N O T C O Y 02ILZK NNNNNNNNN Stockholder Meeting Notice1234 5678 9012 345 IMPORTANT ANNUAL MEETING INFORMATION

. International Business Machines Corporation’s Annual Meeting of Stockholders will be held on April 25, 2017 at the Tampa Marriott Waterside Hotel & Marina, 700 South Florida Avenue, Tampa, FL 33602, at 10:00 a.m. Eastern Daylight Time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. IBM’s Directors recommend a vote FOR each director: 1.To elect the thirteen Director Nominees identified in the Company’s Proxy Statement to serve for a term of one year IBM’s Directors recommend a vote FOR Proposals 2 and 3. IBM’s Directors recommend a vote for 1 YEAR for Proposal 4: 2. 3. 4. Ratification of Appointment of Independent Registered Public Accounting Firm Advisory Vote on Executive Compensation Advisory Vote Regarding Frequency of Advisory Vote on Executive Compensation IBM’s Directors recommend a vote AGAINST Proposals 5, 6 and 7: 5. 6. 7. Stockholder Proposal on Lobbying Disclosure Stockholder Proposal on Special Shareowner Meetings Stockholder Proposal to Adopt a Proxy Access By-law You can vote if you are a stockholder of record as of February 24, 2017. PLEASE NOTE – THIS IS NOT A PROXY CARD. YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Annual Meeting of Stockholders Tampa Marriott Waterside Hotel & Marina, 700 South Florida Avenue, Tampa, FL 33602 Tuesday, April 25, 2017 Meeting Begins Promptly at 10:00 a.m., Eastern Daylight Time For admission to the annual meeting, please present this notice and photo identification at the registration desk upon arrival. Cameras, cellular phones, recording equipment and other electronic devices will not be permitted at the meeting. Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/IBM. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. Telephone – Call 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. If you reside outside the USA, US territories & Canada, call 781-575-2377. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to investorvote@computershare.com with “Proxy Materials IBM” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 15, 2017. g g 02ILZK Stockholder Meeting Notice